485APOS		File Nos.333-255394
Allianz Index Advantage Income ADV		811-05618
Filed on November 17, 2021		Class ID: C000228689

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		X
Pre-Effective Amendment No.
Post-Effective Amendment No.	1
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	560	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Erik T. Nelson, Associate General Counsel, Senior Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
_____immediately upon filing pursuant to paragraph (b) of Rule 485
_____on (date) pursuant to paragraph (b) of Rule 485
__X__60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
_____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: __________________
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable and Index-linked Deferred Annuity Contract

PART A PROSPECTUS

ALLIANZ INDEX ADVANTAGE INCOME ADVSM VARIABLE ANNUITY CONTRACT

An individual flexible purchase payment index-linked and variable deferred annuity contract (the Contract)
Issued by Allianz Life® Variable Account B (the Separate Account) and
 Allianz Life Insurance Company of North America (Allianz Life, we, us, our)

Prospectus Dated: [MMDD], 2022

Standard Annuity Features	Available Investment Options	Additional Features
• Five fixed annuitization options (Annuity Options)
• Free withdrawal privilege allows you to withdraw up to 10% of the total Annual Contribution Amounts (the amount that is subject to market value adjustment) during the seven-year market value adjustment period
• Minimum distribution program for certain tax-qualified Contracts
• Guaranteed death benefit
(Traditional Death Benefit)

• 31 index-linked investment options (Index Options) based on different combinations of five credit calculation methods (Crediting Methods), four nationally recognized third-party broad based equity securities indexes and an exchange-traded fund (Index or
Indexes), and three time periods for measuring Index performance (Term)

• Income Benefit:
Provides guaranteed lifetime income (Income Payments) based on a percentage of your investment value that can begin as early as age 50, or as late as age 100. This benefit is automatically included in the Contract, cannot be removed, and has an additional rider fee.
• Maximum Anniversary Value Death Benefit:
Locks in any annual investment gains to potentially provide a death benefit greater than the Traditional Death
Benefit. This optional benefit must be selected at issue, cannot be removed, and has an additional rider fee.

The risk of loss can become greater in the case of an early withdrawal (a withdrawal taken within seven years after a purchase payment is applied to an Index Option) due to the market value adjustment. The maximum loss from a market value adjustment on a full withdrawal is 10% of Contract Value, and on a partial withdrawal it is 10% of the amount withdrawn. Withdrawals will be subject to federal and state taxation, and withdrawals taken before age 59 1∕2 may also be subject to a 10% additional federal tax. If this is a Non-Qualified Contract, a withdrawal will be taxable to the extent that gain exists within the Contract. A Non-Qualified Contract is a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code (the Code).

Crediting Methods Currently Available Only the Index Performance Strategy offers 1-year, 3-year, and 6-year Terms. All other Crediting Methods only offer 1-year Terms.	Indexes Currently Available with 1-year Terms	Indexes Currently Available with 3-year and 6-year Terms (Index Performance Strategy only)
• Index Protection Strategy with Declared Protection Strategy Credit (the DPSC is the return you receive if Index performance is zero or positive)
• Index Protection Strategy with Cap
• Index Precision Strategy (only available before Income Payments begin)
• Index Guard Strategy (only available before Income Payments begin)
• Index Performance Strategy (only available before Income Payments begin)
	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• S&P 500® Index • Russell 2000® Index
Crediting Methods, Indexes, and the 3-year and 6-year Terms may not be available in all states as detailed in Appendix D.

Crediting Method Highlights
All Crediting Methods provide a level of protection against negative Credits from negative Index performance, and a limit on positive Credits from positive Index performance. Credits are the return you receive from the Index Options.

	Negative Index Performance Protection	Positive Index Performance Participation Limit
Index Protection Strategy with DPSC	• 100% – You will never receive a negative Credit	• Declared Protection Strategy Credits (DPSCs) – DPSCs cannot be less than 0.50%
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Crediting Method Highlights
All Crediting Methods provide a level of protection against negative Credits from negative Index performance, and a limit on positive Credits from positive Index performance. Credits are the return you receive from the Index Options.

	Negative Index Performance Protection	Positive Index Performance Participation Limit
Index Protection Strategy with Cap	• 100% – You will never receive a negative Credit	• Caps (the upper limit on positive Index performance) – Caps cannot be less than 0.50%
Index Precision Strategy	• Buffers (the amount of negative Index performance we absorb over the duration of a Term before you receive a negative Credit) – Buffers cannot be less than 5%	• Precision Rates (the return you receive if Index performance is zero or positive) – Precision Rates cannot be less than 3%
Index Guard Strategy	• Floors (the maximum amount of negative Index performance you absorb) – Floors cannot be less than -25%	• Caps – Caps cannot be less than 3%
Index Performance Strategy	• Buffers – Buffers cannot be less than 5%	• 1-year Term: Caps – Caps cannot be less than 3%
•  3-year and 6-year Terms: Caps and
Participation Rates
(a percentage of Index performance)
–  Caps for 3-year Terms cannot be less than 5%
–  Caps for 6-year Terms cannot be less than 10%
–  Both 3-year and 6-year Terms can be “uncapped” (i.e., we do not declare a Cap for that Term)
–  Participation Rates cannot be less than 100%

The Contract’s risks are described in Risk Factors on page [  ] of this prospectus.

Variable Investment Option – AZL® Government Money Market Fund

You can allocate the money you put into the Contract (Purchase Payments) to any or all of the available Index Options. However, you cannot allocate Purchase Payments to the AZL Government Money Market Fund. The sole purpose of the AZL Government Money Market Fund is to hold Purchase Payments until they are transferred to the Index Options on the Index Effective Date or the next Index Anniversary. You may also transfer Contract Value among the Index Options subject to certain restrictions described in this prospectus. Your Contract Value is the current value of the Purchase Payments you invest that includes the returns of your selected Index Options and the AZL Government Money Market Fund. It reflects deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. All withdrawals you take reduce your Contract Value dollar for dollar, including partial withdrawals that may be subject to a Market Value Adjustment (MVA). An MVA is an increase or decrease to Contract Value based on changes in interest rates if you take a full or partial withdrawal, begin annuity payments, or we pay a death benefit within the seven-year MVA period.

The Index Options provide Credits calculated by us based on the performance of one or more Indexes over a Term as measured by the Index Return and the applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. The Participation Rate may allow you to receive more than the Index Return if the Index Return is positive. We do not apply the Participation Rate if the Index Return is zero or negative. Only the Index Performance Strategy 3-year and 6-year Terms include a Participation Rate. The Index Return is the percentage change in Index value from the Term Start Date to the Term End Date. The Term Start Date is the date on which a Term begins and we set the DPSCs, Precision Rates, Caps, and Participation Rates for an Index Option; this can occur on either the Index Effective Date or an Index Anniversary. The Term End Date is the date on which a Term ends and we apply Credits; this can only occur on an Index Anniversary. The Index Effective Date is the first day we allocate assets to an Index Option. An Index Anniversary is a twelve-month anniversary of the Index Effective Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

Credits may be positive, negative, or equal to zero, depending on the applicable Crediting Method and the performance of the applicable Index. The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

These losses could be significant. A Performance Credit is the Credit you receive on a Term End Date for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.

DPSCs, Precision Rates, Caps, and Participation Rates that we use to determine Credits for a Contract can change on each Term Start Date and may vary substantially based on market conditions. However, in extreme market environments, it is possible that all DPSCs, Precision Rates, Caps, and Participation Rates will be reduced to their respective minimums of 0.50%, 3%, 5%, 10%, or 100% as stated above. Buffers and Floors that we use to determine Credits for a Contract do not change once they are established. The Crediting Methods are described in greater detail in the Summary of the Index Options, and in section 5, Valuing Your Contract – Calculating Credits. The Indexes are described in Appendix A.

The Daily Adjustment is how we calculate Index Option Values on days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. If before the Term End Date you take a full or partial withdrawal, or when we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, we calculate the Index Option Value by applying the Daily Adjustment. All withdrawals you take are subject to the Daily Adjustment, even withdrawals that are not subject to an MVA (MVA-Free Withdrawals). MVA-Free Withdrawals include Income Payments, withdrawals you take under the free withdrawal privilege, and payments you take under our minimum distribution program. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor, but it cannot result in a total loss of -100%. Such losses will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

The value of Purchase Payments held in the AZL Government Money Market Fund (Variable Account Value) increase and decrease based on the AZL Government Money Market Fund’s performance. The Separate Account holds the shares of the AZL Government Money Market Fund subaccount that underlies the Contract. The AZL Government Money Market Fund does not provide any protection against loss of principal.

Index-linked and variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional (the person who advises you regarding the Contract) about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract.

We designed the Contract for people who are receiving ongoing investment advice from third-party Financial Professionals who may charge an investment advisory fee for their services. The deduction of this investment advisory fee is in addition to this Contract’s fees and expenses we assess. In addition, the deduction of these investment advisory fees may be subject to an MVA, may reduce the Contract’s death benefit and other guaranteed benefits, and may be subject to federal and state income taxes, including a 10% additional federal tax. However, if you authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract and meet the requirements specified in section 1, Investment Advisory Fees, the deduction of these investment advisory fees is not subject to an MVA; does not reduce the Annual Contribution Amounts, your Guaranteed Death Benefit Value, or Income Payments (including the amount used to determine the minimum guaranteed initial Income Payment under the level payment option); and is not subject to federal and state income taxes or a 10% additional federal tax. The Guaranteed Death Benefit Value is either:

•	total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or

•
the Maximum Anniversary Value (the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any MVA) if you select the Maximum Anniversary Value Death Benefit.

All guarantees under the Contract, including Credits, are the obligations of Allianz Life and are subject to our claims paying ability and financial strength.

We base Income Payments on a percentage (Lifetime Income Percentage) of your Contract Value, not a guaranteed value. Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.

If you change ownership or Beneficiary(s) (the person(s) you designate to receive any death benefit) this may cause Income Payments to be unavailable or end prematurely.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Annual increases to the Lifetime Income Percentage(s) used to calculate Income Payments are not available until age 45. Income Payments have a minimum waiting period and must begin no later than age 100. Joint Income Payments are not available if the age difference between spouses is more than 50 years, or more than 20 years if one spouse is age 80 on the Issue Date, or more than 25 years if one spouse is age 75 on the Issue Date.

If your Contract Value is reduced due to negative Credits and/or deductions for Contract fees, expenses, and/or withdrawals (including any MVA) and your initial annual maximum Income Payment cannot meet the $100 required minimum, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you withdraw more than the allowed annual maximum Income Payment, or you annuitize the Contract. For more information on the Income Benefit and Income Payments, see Summary of the Income Benefit; “Risks Associated with the Income Benefit” in Risk Factors; and section 10.

Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Additional information about certain investment products, including indexed and variable annuities, has been prepared by the SEC staff and is available at www.investor.gov.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

	Glossary	7
	Important Information You Should Consider About the Contract
	Overview of the Contract
	What is the Purpose of the Contract?	18
	What are the Phases of the Contract?	18
	What are the Contract’s Primary Features?	18
	Summary of the Index Options
	How Do the Crediting Methods Work?	18
	How Do the Crediting Methods Compare?	19
	Bar Chart Examples of the Crediting Methods Performance	22
	Can the Crediting Methods, Terms, or Indexes Change?	25
	When Does Allianz Establish the Values Used to Determine Index Credits?	26
	What Are the Different Values Within the Contract?	27
	What Is the Daily Adjustment?	27
	What is the Performance Lock?	28
	Summary of the Income Benefit
	How Does the Income Benefit Work?	29
	What Happens During the Income Period?	30
	Fee Tables
	Transaction Expenses	40
	Annual Contract Expenses	40
	Annual Operating Expenses of the AZL Government Money Market Fund	41
	Example	41
	Risk Factors	31
	Liquidity Risks	31
	Income Benefit Risks	32
	Risk of Change to the Income Benefit Supplement Prior to the Issue Date	33
	Risks of Investing in Securities	34
	Risk of Negative Returns	35
	Risks Associated with Calculation of Credits	36
	Risks Associated with Performance Locks	37
	Substitution of an Index and Limitation on Further Investments	37
	Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, Participation Rates, Buffers, and Floors	38
	Investment in Derivative Hedging Instruments	39
	Risks of Deducting Investment Advisory Fees From the Contract	39
	Our Financial Strength and Claims-Paying Ability	39
	Regulatory Protections	40
1.	The Contract	42
	When the Accumulation Phase Ends	43
	Investment Advisory Fees43
	When the Contract Ends45
2.	Ownership, Annuitant, Determining Life, Beneficiary, and Payee	45
	Owner	46
	Joint Owner	46
	Annuitant	47
	Determining Life (Lives)	47
	Beneficiary	48
	Eligible Person(s) and Covered Person(s)	49
	Payee	49
	Assignments, Changes of Ownership and Other Transfers of Contract Rights	49
3.	Purchasing the Contract	49
	Purchase Requirements	50
	Applications Sent Electronically	50
	Allocation of Purchase Payments and Contract Value Transfers	51
	Electronic Allocation Instructions	52
	Free Look/Right To Examine Period	52
4.	AZL Government Money Market Fund	53
	Substitution and Limitation on Holdings	53
	Excessive Trading and Market Timing	55
	Voting Privileges	56
5.	Valuing Your Contract	56
	Determining Variable Account Value	57
	Determining Index Option Values	58
	Calculating Credits	60
	Daily Adjustment	60
	Performance Locks	61
	Market Value Adjustment (MVA)	64
6.	Expenses	64
	Base Contract Expenses (Product and Rider Fees)	66
	Contract Maintenance Charge (Administrative Expense)	66
	Premium Tax	66
	Income Tax	66
	AZL Government Money Market Fund Expenses	66
7.	Access to Your Money	67
	Free Withdrawal Privilege	67
	Minimum Distribution Program and Required Minimum Distribution (RMD) Payments	68
	Suspension of Payments or Transfers	68
8.	The Annuity Phase	68
	Calculating Your Annuity Payments	68
	Annuity Payment Options	69
	When Annuity Payments Begin

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

9	Benefits Available Under the Contract
10.	Income Benefit	70
	Requesting Income Payments	70
	Calculating Your Income Payments	71
	Lifetime Income Percentage Calculation Example	73
	Excess Withdrawals	75
	Automatic Annual Income Payment Increases	76
	Income Multiplier Benefit	77
	When the Income Multiplier Benefit Ends	78
	Taxation of Income Payments	78
	When the Income Period Ends	78
	When the Income Benefit Ends	78
11.	Death Benefit	78
	Maximum Anniversary Value	79
	Death of the Owner and/or Annuitant	81
	Death Benefit Payment Options During the Accumulation Phase	81
	Death Benefit Payment Options	81
12.	Taxes	82
	Qualified and Non-Qualified Contracts	82
	Taxation of Annuity Contracts	82
	Taxation of Income Payments	83
	Tax-Free Section 1035 Exchanges	84
13.	Other Information	84
	The Registered Separate Account	84
	Our General Account	84
	Our Unregistered Separate Account	84
	Distribution	85
	Additional Credits for Certain Groups	86
	Administration/Allianz Service Center	86
	Legal Proceedings	86
	Status Pursuant to Securities Exchange Act of 1934	86
14.	Information on Allianz Life	87
	Directors, Executive Officers and Corporate Governance	87
	Executive Compensation	91
	Security Ownership of Certain Beneficial Owners and Management	101
	Transactions with Related Persons, Promoters and Certain Control Persons	101
	Business and Operational Risks Relevant to the Contract	101
15.	Financial Statements	107
16.	Privacy Notice	109

Appendix A – Available Indexes		112
	S&P 500® Index	112
	Russell 2000® Index	112
	Nasdaq-100® Index	113
	EURO STOXX 50®	113
	iShares® MSCI Emerging Markets ETF	114
Appendix B – Daily Adjustment		115
Appendix C – Annual Contract Fees Calculation Examples		117
	Assuming You Purchase a Contract with the Traditional Death Benefit	117
	Assuming You Purchase a Contract with the Maximum Anniversary Value Death Benefit	117
Appendix D – Material Contract Variations by State		119
	Material State Contract Variations	119
Appendix E – Variable Investment Option Under the Contract		121
Appendix F – Selected Financial Data and Statutory Financial Statements		122
	Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ended December 31, 2021)	122
	Statutory Financial Statements	122
For Service or More Information		123
	Our Service Center	123

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.

Annual Contribution Amount(s) – the total amount that is subject to an MVA when you take a withdrawal during the MVA period. We establish an Annual Contribution Amount on the Index Effective Date, and we establish additional Annual Contribution Amounts on each subsequent Index Anniversary if you make additional Purchase Payments. We do not reduce Annual Contribution Amounts for deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.

Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary.

Annuity Options – the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin.

Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.

Buffer – for each Index Option with the Index Precision Strategy and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. On the Issue Date we establish a Buffer for each Index Option with the Index Precision Strategy and Index Performance Strategy. However, if after the Issue Date we add a new Index Option to the Index Precision Strategy or Index Performance Strategy, we establish the Buffer for it on the date we add the Index Option to your Contract. Buffers are stated in your Contract and do not change once they are established.

Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.

Cash Value – the amount available upon liquidation (full withdrawal), and it’s one of the values available if you annuitize the Contract, or when we pay a death benefit. It is the Contract Value less any final product and rider fees and contract maintenance charge, and increased or decreased for any MVA.

Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA) and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. All withdrawals you take reduce the Charge Base, even MVA-Free Withdrawals. We use the Charge Base to determine the next product and rider fees we deduct.

Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity.

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the AZL Government Money Market Fund. Index Option Value is increased or decreased on each Term End Date to reflect Credits, which can be negative  with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even MVA-Free Withdrawals. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. However, Contract Value does not reflect future fees and expenses we would apply on liquidation. The Cash Value reflects all Contract fees and expenses we would apply on liquidation (including any MVA).

Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Income Payments as discussed in section 2. Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date.

Credit – the return you receive on the Term End Date from the Index Options. Credits may be positive, zero, or, in some instances, negative if you select the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings.

Crediting Method – a method we use to calculate Credits for the Index Options.

Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in the Summary of the Index Options – What is the Daily Adjustment?; section 5, Valuing Your Contract – Daily Adjustment; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Credit that we will apply on the Term End Date. The Daily Adjustment for the Index Protection Strategy with DPSC and Index Protection Strategy with Cap cannot be negative.

Declared Protection Strategy Credit (DPSC) – the positive Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with DPSC if Index performance is zero or positive. You receive a Credit equal to the DPSC on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set the DPSCs on each Term Start Date. The DPSCs provide predefined upside potential. The DPSCs applicable to your Contract are shown on the Index Options Statement.

Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.

Eligible Person(s) – the person(s) whose age determines each Income Percentage and Income Percentage Increase that we use to calculate the Lifetime Income Percentages and Income Payments, and on whose lifetime we base Income Payments. There are restrictions on who can become an Eligible Person as stated in section 2.

Excess Withdrawal – while you are taking Income Payments, this is the amount of any withdrawal you take during an Income Benefit Year that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract to be Excess Withdrawals. We treat any portion of a withdrawal you take during the Income Benefit Year that is not an Excess Withdrawal as an Income Payment. Excess Withdrawals reduce your Contract Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract. The Income Benefit is discussed in section 10.

Financial Professional – the person who advises you regarding the Contract.

Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. On the Issue Date we establish a Floor for each Index Option with the Index Guard Strategy. However, if after the Issue Date we add a new Index Option to the Index Guard Strategy, we establish the Floor for it on the date we add the Index Option to your Contract. Floors are stated in your Contract and do not change once they are established.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.

Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(s) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.

Income Benefit – a benefit that is automatically included in your Contract at issue which is described in the Summary of the Income Benefit and section 10. Income Benefit has an additional rider fee and is intended to provide a payment stream for life in the form of partial withdrawals.

Income Benefit Anniversary – a twelve-month anniversary of the Income Benefit Date or any subsequent Income Benefit Anniversary. It is the date we determine Income Payment increases. Income Benefit Anniversaries always occur on Index Anniversaries.

Income Benefit Date – the date you choose to begin receiving Income Payments under the Income Benefit and the Income Period begins. The Income Benefit Date must be on an Index Anniversary.

Income Benefit Supplement – the supplement that must accompany this prospectus which contains the terms used to determine Income Payments for your Contract. The Income Benefit Supplement includes the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. The supplement also includes the income multiplier factor and income multiplier benefit wait period for the Income Multiplier Benefit. We cannot change these terms for your Contract once they are established. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomeadvrates. The Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-[  ].

Income Benefit Year – a twelve-month period beginning on the Income Benefit Date or a subsequent Income Benefit Anniversary.

Income Multiplier Benefit – a benefit automatically included with the Income Benefit, which is described in the Summary of the Income Benefit and section 10. The Income Multiplier Benefit has no additional charge and after the required wait period can increase your income to help pay for care if you should need it.

Income Payments – the guaranteed payments we make to you under the Income Benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Payment types include single or joint payments under either the Level Income or Increasing Income payment options. However, if you choose the Level Income payment option and meet certain age requirements, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you take took (including any MVA). All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Income Payments are discussed in section 10.

Income Percentages – amounts we use to determine the Lifetime Income Percentages. We establish Income Percentages for each payment type. Income Percentages are generally higher for single payments compared to joint, and for the Level Income payment option compared to Increasing Income. The Income Percentages are stated in the Income Benefit Supplement.

Income Percentage Increases – the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date. We establish Income Percentage Increases for each Eligible Person based on their current age on the Index Effective Date. Income Percentage Increases are not available until the Eligible Person(s) reaches age 45. The Income Percentage Increases are stated in the Income Benefit Supplement.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.

Increasing Income – a payment option available under the Income Benefit. It provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Credit. These increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments.

Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix A.

Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.

Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.

Index Guard Strategy – one of the Crediting Methods available before the Income Period described in the Summary of the Index Options; and in section 5, Valuing Your Contract – Calculating Credits. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Guard Strategy is more sensitive to smaller negative market movements that persist over time because the Floor reduces the impact of large negative market movements. In an extended period of smaller negative market returns, the risk of loss is greater with the Index Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.

Index Option – the index-linked investment options to which you can allocate Purchase Payments or transfer Contract Value. Each Index Option is the combination of an Index, a Crediting Method, and a Term. For the Index Performance Strategy 3-year and 6-year Term Index Options we also include the Buffer amount.

Index Option Base – an amount we use to calculate Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract; we increase/decrease it by the dollar of additional Purchase Payments allocated to, and transfers into or out of the Index Option; and we increase/decrease it by the percentage of any Credits.

Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take (including any MVA), and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease by the Daily Adjustment percentage.

Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, DPSCs, Precision Rates, Caps, and Participation Rates for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Credits received, and renewal DPSCs, Precision Rates, Caps, and Participation Rates that are effective for the next Term for the Index Options you selected that have reached their Term End Date. The Index Options Statement also shows any applicable Buffer or Floor for your selected Index Option(s). For any 3-year or 6-year Term Index Option you selected that has not reached its Term End Date the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment. During the Accumulation Phase and before the Income Period, the statement will also show the current Lifetime Income Percentages for each payment type available under the Income Benefit. During the Income Period it will show the maximum Income Payment available for the next year.

Index Performance Strategy – one of the Crediting Methods available before the Income Period described in the Summary of the Index Options; and in section 5, Valuing Your Contract – Calculating Credits. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Performance Strategy is more sensitive to
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.

Index Precision Strategy – one of the Crediting Methods available before the Income Period described in the Summary of the Index Options; and in section 5, Valuing Your Contract – Calculating Credits. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Precision Rate and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Precision Strategy may perform best in periods of small positive market movements because the Precision Rates will generally be greater than the DPSCs, but less than the Index Performance Strategy Caps. The Index Precision Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

Index Protection Strategy with DPSC – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in the Summary of the Index Options; and in section 5, Valuing Your Contract – Calculating Credits. The Index Protection Strategy with DPSC provides Credits equal to the DPSCs on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with DPSC does not allow negative Credits, and offers the least growth opportunity as DPSCs will generally be less than Precision Rates and Caps.

Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in the Summary of the Index Options; and in section 5, Valuing Your Contract – Calculating Credits. The Index Protection Strategy with Cap provides a Protection Credit based on Index Returns subject to a Cap, but does not allow negative Credits. The Index Protection Strategy with Cap offers more growth opportunity than Index Protection Strategy with DPSC, but less than Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.

Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Protection Credits for any Index Option with the Index Protection Strategy with Cap, Performance Credits for any Index Option with the Index Performance Strategy or Index Guard Strategy, and negative Performance Credits for any Index Option with the Index Precision Strategy. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date.

Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.

Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.

Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.

Level Income – an Income Benefit payment option that provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next during the Income Period.

Level Income Guarantee Payment Percentage – the minimum percentage of total Purchase Payments reduced proportionately for withdrawals you took (including any MVA) that you can receive as an Income Payment if you choose the Level Income payment option and meet certain age requirements as stated in section 10 – Calculating Your Income Payments.

Lifetime Income Percentage – the maximum percentage of Contract Value you can receive as an Income Payment on the Income Benefit Date. The Lifetime Income Percentages available to you before the Income Period are stated on the Index Options Statement.

Lock Date – this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Term End Date.

Market Value Adjustment (MVA) – an increase or decrease to Contract Value based on changes in interest rates if within seven Index Years of the establishment of an Annual Contribution Amount you take a full or partial withdrawal,
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

begin Annuity Payments, or we pay a death benefit. We do not apply an MVA to MVA-Free Withdrawals, or to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.

Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA), used to determine the Maximum Anniversary Value Death Benefit as discussed in section 11. All withdrawals you take reduce your Maximum Anniversary Value, even MVA-Free Withdrawals. Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not reduce the Maximum Anniversary Value. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.

Maximum Anniversary Value Death Benefit – an optional benefit described in section 11 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue.

MVA-Free Withdrawals – withdrawals you take that are not subject to an MVA. MVA-Free Withdrawals include Income Payments, withdrawals you take under the free withdrawal privilege, and RMD payments you take under our minimum distribution program.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Participation Rate – may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

Performance Credit – the Credit you receive on a Term End Date when you allocate assets to an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. We base Performance Credits on Index Values and Index Returns after application of any Participation Rate as limited by the applicable Buffer, Floor, Precision Rate, or Cap. Performance Credits can be negative, which means you can lose principal and previous earnings.

Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the Index Option Value will not receive a Performance Credit on the Term End Date.

Precision Rate – the positive Performance Credit you receive for any Index Option with the Index Precision Strategy if Index performance is zero or positive. You receive a Performance Credit equal to the Precision Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set a Precision Rate for each Index Precision Strategy Index Option on each Term Start Date. The Precision Rates applicable to your Contract are shown on the Index Options Statement.

Protection Credit – the Credit you receive on the Term End Date for any Index Option with the Index Protection Strategy with Cap. We base Protection Credits on positive Index Returns limited by the Cap. Protection Credits cannot be negative.

Proxy Investment – provides a current estimate of what the Credit will be on the Term End Date taking into account any applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix B.

Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.

Purchase Payment – the money you put into the Contract.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.

Separate Account – Allianz Life Variable Account B is the Separate Account that issues the variable investment portion of your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the shares of the AZL Government Money Market Fund subaccount that underlies the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a variable investment option. The only currently available variable investment option is the AZL Government Money Market Fund. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.

Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.

Term – The period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Credits.

Term End Date – The day on which a Term ends and we apply Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.

Term Start Date – The day on which a Term begins and we set the DPSCs, Precision Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.

Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 11.

Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Variable Account Value – on any Business Day, it is the value of the shares in the AZL Government Money Market Fund subaccount which holds your Purchase Payments until the Index Effective Date or the next Index Anniversary. The Variable Account Value increases and decreases based on the performance of the AZL Government Money Market Fund and reflects deduction of the fund’s operating expenses, and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

[Bracketed figures to be updated by amendment.]

FEES AND EXPENSES				Prospectus Location
Charges for Early Withdrawals
The Contract is not subject to charges for early withdrawals.
However, if you withdraw money within seven years after a Purchase Payment is applied to an Index Option, a MVA based on changes in interest rates may apply. An MVA may be positive, negative, or equal to zero. The maximum negative MVA is -10% (as a percentage of Contract Value for a full withdrawal, or as a percentage of the amount withdrawn for a partial withdrawal). For example, if you take a $100,000 withdrawal during an MVA period, you could lose up to $10,000 due to a negative MVA.
In addition, if you take a withdrawal from an Index Option on a date other than the Term End Date, a Daily Adjustment will apply to the Index Option available for withdrawal. The Daily Adjustment may be negative depending on the applicable Crediting Method. You will lose money if the Daily Adjustment is negative.
•Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. Daily Adjustments under these Crediting Methods may be positive, negative, or equal to zero. A negative Daily Adjustment will result in loss. In extreme circumstances, a negative Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor, as applicable, but it cannot result in a total loss of -100%.
•Index Protection Strategy with DPSC or Index Protection Strategy with Cap. Daily Adjustments under these Crediting Methods may be positive or equal to zero, but cannot be negative.

Fee Tables 5. Valuing Your Contract – Market Value Adjustment (MVA) 5. Valuing Your Contract – Daily Adjustment Appendix B – Daily Adjustment
Transaction Charges	Other than negative MVAs and Daily Adjustments that may apply to withdrawals and other transactions under the Contract, there are no transaction charges.			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any investment advisory fees paid to a Financial Professional from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

Fee Tables 6. Expenses Appendix E – Variable Investment Option Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	0.[95]%	0.[95]%
	Investment Options(2) (Variable Investment Option fees and expenses)	[0.66]%	[0.66]%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%
(1)    As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.
(2)    As a percentage of the AZL Government Money Market Fund’s average daily net assets.
(3)    As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which if taken from the Index Options could result in substantial losses due to the application of negative MVAs and Daily Adjustments.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

FEES AND EXPENSES			Prospectus Location
	Lowest Annual Cost: $[XX]	Highest Annual Cost: $[XX]

Assumes:
• Investment of $100,000 in the AZL Government Money Market Fund (even though you cannot select the fund for investment)
• 5% annual appreciation
• Traditional Death Benefit
• No additional Purchase Payments, transfers, or withdrawals
• No investment advisory fees

Assumes:
• Investment of $100,000 in the AZL Government Money Market Fund (even though you cannot select the fund for investment)
• 5% annual appreciation
• Maximum Anniversary Value Death Benefit
• No additional Purchase Payments, transfers, or withdrawals
• No investment advisory fees

RISKS			Prospectus Location
Risk of Loss	You can lose money by investing in the Contract, including loss of principal and previous earnings.		Risk Factors
Not a Short-Term Investment
• This Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals may be subject to income taxes, including a 10% additional federal tax that may apply to withdrawals taken before age 59 ½.
• If within seven years after a Purchase Payment is applied to an Index Option (i.e., within seven years after we establish an Annual Contribution Amount), you take a full or partial withdrawal or begin Annuity Payments, or we pay a death benefit, an MVA may apply. An MVA is an adjustment based on changes in interest rates and may be positive, negative, or equal to zero. An MVA will be negative if the corporate bond yield on the date of deduction is higher than the corporate bond yield on the date that the Annual Contribution Amount was established. If you take a full withdrawal or begin Annuity Payments, or if we pay a death benefit, the maximum negative MVA is -10% of Contract Value. On a partial withdrawal, we limit the maximum negative MVA to -10% of the amount withdrawn.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Credit. We apply a Daily Adjustment if before the Term End Date, you take a full or partial withdrawal or annuitize the Contract, or we deduct Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment takes into account any Index gains subject to the applicable DPSC, Precision Rate, Cap, and/or Participation Rate, or either any Index losses greater than the Buffer or Index losses down to the Floor, but in the form of the estimated present value. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor (however, the Daily Adjustment for the Index Protection Strategy with DPSC and Index Protection Strategy with Cap cannot be negative). In extreme circumstances, a negative Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor, as applicable, but it cannot result in a total loss of -100%. Any losses as a result of a Daily Adjustment will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
• A minimum waiting period applies before Income Payments may be taken under the Income Benefit. In addition, even if the waiting period has expired, Income Payments cannot begin before age 50.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

RISKS	Prospectus Location
Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the AZL Government Money Market Fund and the Index Options available under the Contract.
• The AZL Government Money Market Fund and each Index Option has its own unique risks.
• You should review the AZL Government Money Market Fund and each Index Option before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations, guarantees, or benefits of the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength. More information about Allianz Life, including our financial strength ratings, is available upon request by visiting https://www.allianzlife.com/about/financial-ratings or contacting us at (800) 624-0197.

RESTRICTIONS	Prospectus Location
Investments
• Certain Index Options may not be available under your Contract.
• You cannot allocate Purchase Payments to the AZL Government Money Market Fund. The sole purpose of the AZL Government Money Market Fund is to hold Purchase Payments until they are transferred to your selected Index Options.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index Year before the Income Period, you cannot add more than your initial amount (i.e., all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year) without our prior approval.
• We do not accept additional Purchase Payments during the Income Period (which is part of the Accumulation Phase) or the Annuity Phase.
• We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. We hold Purchase Payments in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your instructions. For additional Purchase Payments we receive after the Index Effective Date, we transfer the amounts held in the AZL Government Money Market Fund to your selected Index Options on the next Index Anniversary. Therefore, additional Purchase Payments we receive after the Index Effective Date that you allocate to a 1-year Term Index Option are not eligible to receive a Credit until the second Index Anniversary after we receive them, or the fourth Index Anniversary after we receive them for allocations to a 3-year Term Index Option, or the seventh Index Anniversary after we receive them for allocations to a 6-year Term Index Option.
• For a 1-year Term Index Option, you can transfer Index Option Value only on the Term End Date.
• For a 3-year or 6-year Term Index Option, you can transfer Index Option Value only (a) on the Term End Date or (b) before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. We do not allow assets to be transferred into an established 3-year or 6-year Term Index Option until the Term End Date.
• The Income Benefit terms may be modified before issue, or terminated under certain circumstances.
• The Income Benefit restricts the Index Options that you may select during the Income Period.
• Withdrawals that exceed limits specified by the terms of the Income Benefit affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and could end the benefit.
• We reserve the right to close or substitute the AZL Government Money Market Fund, and to limit the amount of Purchase Payments that can be held in fund. We also reserve the right to close Index Options and substitute Indexes.

Summary of the Index Options
Summary of the Income Benefit
3. Purchasing the Contract – Allocation of Purchase Payments and Contract Value
4. AZL Government Money Market Fund
10. Income Benefit
Appendix A – Available Indexes

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

RESTRICTIONS	Prospectus Location
Optional Benefits
• There are no additional restrictions or limitations relating to the optional death benefit (Maximum Anniversary Value Death Benefit).
• The optional death benefit may not be modified, but it can be terminated under certain circumstances.
• Withdrawals will reduce the death benefit and initial annual maximum Income Payment. Withdrawals that exceed limits specified by the Income Benefit (Excess Withdrawals) will reduce your future annual maximum Income Payment. These reductions may be greater than the value withdrawn and could end these benefits.

11. Death Benefit
TAXES	Prospectus Location
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit under the Contract.
• Earnings under the Contract may be taxed at ordinary income rates when withdrawn, and you may have to pay a 10% additional federal tax if you take a withdrawal before age 59½.
12. Taxes
CONFLICTS OF INTEREST	Prospectus Location
Investment Professional Compensation
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. However, Financial Professionals and their managers may be eligible for benefits from us or our wholly-owned subsidiary distributor, such as production incentive bonuses, insurance benefits, and non-cash compensation items. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment.
13. Other Information – Distribution
Exchanges
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

OVERVIEW OF THE CONTRACT

What is the Purpose of the Contract?

The Index Advantage Income ADVSM is a product that offers index-linked investment options (Index Options) and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more payments to us (Purchase Payments). Each Purchase Payment is first invested for a limited time in the AZL Government Money Market Fund and then transferred to the Index Option(s) that you select for investment. Depending on several factors (e.g., Index Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize your accumulated assets and begin receiving Annuity Payments from us based on the payout option you select (Annuity Options). The Contract includes a death benefit that helps to financially protect your beneficiaries. The Contract also includes a guaranteed lifetime income benefit (Income Benefit) that may help you achieve your financial goals.

We designed the Contract for people who are receiving ongoing investment advice from a Financial Professional. This Contract may be appropriate for you if you are looking for guaranteed lifetime income with continued access to Contract Value, a death benefit for a period of time, and a level of protection for your principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will be subject to MVAs or Daily Adjustments.

We offer other annuity contracts that may address your investment and retirement needs. These contracts include variable annuities, registered index-linked annuities and fixed index annuities. These annuity products offer different features and benefits that may be more appropriate for your needs, including allocation options, fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.

The product or certain product features may not currently be available in all states, may vary in your state (such as the free look), or may not be available from all selling firms or from all Financial Professionals. Your Financial Professional can also provide information regarding availability of Index Options.

What are the Phases of the Contract?

The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.

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Accumulation Phase. This is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments (until you request Income Payments under the Income Benefit), you can take withdrawals (including Income Payments), and if you die we pay a death benefit to your named Beneficiary(s). If you begin Income Payments, the Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.

Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Index Options and the AZL Government Money Market Fund.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

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Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. There are currently 31 Index Options based on different combinations of five credit calculation methods (Crediting Methods), four nationally recognized third-party broad based equity securities indexes and an exchange-traded fund (Indexes), and three time periods for measuring Index performance (Terms). Each Index Option is a combination of an Index, a Crediting Method, and a Term. For multi-year Terms, Index Option also includes the Buffer amount.

The available Crediting Methods, Indexes, and Terms are included on the cover page of this prospectus. Please see “Summary of the Index Options” for an overview of how the Index Options work. More detailed information about the Index Options is included in other sections of this prospectus.

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AZL Government Money Market Fund. We hold your Purchase Payments in the AZL Government Money Market Fund until we transfer them to the Index Options in accordance with your instructions. You cannot choose to allocate Purchase Payments to the AZL Government Money Market Fund. The AZL Government Money Market Fund is an underlying mutual fund with its own investment objective, strategies, and risks.

Please see Appendix E for more information about the AZL Government Money Market Fund.

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Annuity Phase. If you request Annuity Payments, the Accumulation Phase (including the Income Period under the Income Benefit, if applicable) ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and the greater of your Contract Value (which reflects any previously deducted Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) less final product and rider fees, or Cash Value. Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.

If the Annuity Date occurs after Income Payments begin, and the Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, we will convert these payments to Annuity Payments.

During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, the death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. The Income Benefit will also end upon entering the Annuity Phase unless we convert your Income Payments to Annuity Payments

What are the Contract’s Primary Features?

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Accessing Your Money. During the Accumulation Phase, you can surrender (take a full withdrawal) the Contract or take partial withdrawals. Withdrawals may be subject to negative MVAs, negative Daily Adjustments, and income taxes, including a 10% additional federal tax if taken before age 59½.

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Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase and before the Income Period. However, we may terminate your ability to make additional Purchase Payments in the future.

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Income Benefit. The Income Benefit is automatically included in your Contract for an additional rider fee. You cannot remove it. The Income Benefit provides for guaranteed lifetime Income Payments until annuitization based on a percentage of your Contract Value. If you request Income Payments, your Contract will enter the Income Period (which is part of the Accumulation Phase). If you do not take Income Payments, your Contract will not have an Income Period, and you will have paid for the benefit without receiving any of its advantages. Unlike the Annuity Phase, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. The Income Benefit also includes the Income Multiplier Benefit, which can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it.

Please see “Summary of the Income Benefit” for an overview of how the Income Benefit works. More detailed information about the Income Benefit is included in section 10, Income Benefit. In addition, for information on the terms used to determine your Income Payments, please see the Income Benefit Supplement.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

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Death Benefits. The Contract’s death benefit is paid upon the first death of any Determining Life during the Accumulation Phase. The Contract includes for no additional charge a standard death benefit (the Traditional Death Benefit). At the time of purchase, you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit for an additional rider fee. Either death benefit equals the greater of Contract Value, Cash Value, or the Guaranteed Death Benefit Value. Unlike the Traditional Death Benefit, however, the Maximum Anniversary Value Death Benefit locks in any annual investment gains as part of the Guaranteed Death Benefit Value to potentially provide a death benefit greater than the Traditional Death Benefit (which is based on Purchase Payments). The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal.

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Market Value Adjustment (MVA) Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Annual Contribution Amounts each Index Year during the Accumulation Phase and before the Income Period without incurring an MVA. Upon a full withdrawal, the free withdrawal privilege is not available to you. We do not apply an MVA to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Also, if you own an Individual Retirement Annuity (IRA) or Simplified Employee Pension (SEP) IRA Contract, payments you take under our minimum distribution program (RMD payments) are not subject to an MVA.

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Deduction of Investment Advisory Fees. These fees are in addition to this Contract’s fees and expenses. If you authorize your Financial Professional’s firm to receive investment advisory fees from your Contract and meet the requirements specified in section 1, Investment Advisory Fees, deduction of these fees is not subject to an MVA; does not reduce your Guaranteed Death Benefit Value, or Income Payments; and is not subject to federal and state income taxes or a 10% additional federal tax. However, if you do meet these requirements, we treat the deduction of these fees as a withdrawal subject to an MVA and taxes.

SUMMARY OF THE INDEX OPTIONS

How Do the Crediting Methods Work?

All Crediting Methods provide a Credit on the Term End Date based on Index Values and Index Returns. The Index Value is the Index’s price at the end of the Business Day on the Term Start Date and Term End Date, which we use to calculate the Index Return. A Business Day is each day the New York Stock Exchange is open for trading and it ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time. All of the Crediting Methods offer 1-year Term Index Options, but only the Index Performance Strategy also offers 3-year and 6-year Term Index Options.

The Index Protection Strategy with DPSC provides a Credit equal to the DPSC if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date, the Credit is zero.

The Index Protection Strategy with Cap provides a Protection Credit.

•	If the Index Return is positive, the Protection Credit is equal to the Index Return up to the Cap.

•	If the Index Value on the Term End Date is equal to or less than the Index Value on the Term Start Date, the Protection Credit is zero.

The Index Precision Strategy provides a Performance Credit.

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If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Precision Rate.

•	If the Index Return is negative and the loss is:

–	less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer.

–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.

The Index Guard Strategy also provides a Performance Credit.

•	If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•	If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.

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If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the Floor. You participate in any losses down to the Floor. We absorb any negative Index Return beyond the Floor.

The Index Performance Strategy also provides a Performance Credit.

•	If the Index Return is positive, the Performance Credit is equal to:

–	the Index Return up to the Cap for a 1-year Term.

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Index Return multiplied by the Participation Rate, up to the Cap for a 3-year or 6-year Term. If the 3-year or 6-year Term is uncapped, the Performance Credit is equal to the Index Return multiplied by the Participation Rate. We apply the Participation Rate and Cap for the entire Term length; we do not apply the Participation Rate and Cap annually on a 3-year or 6-year Term.

•	If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.

•	If the Index Return is negative and the loss is:

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less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option.

–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.

A more detailed description of how we calculate Credits, including numerical examples, is included in section 5, Valuing Your Contract – Calculating Credits.

•  The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. These losses could be significant.

•  Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

•  If a 3-year or 6-year Term Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term Start Date we can declare a Cap for the next Term, or declare it to be uncapped.

How Do the Crediting Methods Compare?

The Crediting Methods have different risk and return potentials.

What is the asset protection?
Index Protection Strategy with DPSC	• Most protection. • If the Index loses value, the Credit is zero. You do not receive a negative Credit.
Index Protection Strategy with Cap	• Most protection. • If the Index loses value, the Credit is zero. You do not receive a negative Credit.
Index Precision Strategy
• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be more or less than what is available with the Index Performance Strategy depending on Buffers.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

What is the asset protection?
Index Guard Strategy
• Less protection than the Index Protection Strategy with DPSC and Index Protection Strategy with Cap, but more than Index Precision Strategy and Index Performance Strategy.
• Permits a negative Performance Credit down to the Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.
• Provides certainty regarding the maximum loss in any Term.

Index Performance Strategy
• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be more or less than what is available with the Index Precision Strategy depending on Buffers.
• Buffers may be different between 1-year, 3-year, and 6-year Terms. Buffers can also be different between Index Options with the same Term length.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
•  In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy with DPSC
• Growth opportunity limited by the DPSCs.
• Least growth opportunity.
• May perform best in periods of small positive market movements.
• DPSCs will generally be less than the Precision Rates and Caps.

Index Protection Strategy with Cap
• Growth opportunity limited by the Caps.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with DPSC, but less than the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy.
• Caps will generally be greater than DPSCs, but less than the Precision Rates and Caps for the Index Guard Strategy and Index Performance Strategy.

Index Precision Strategy
• Growth opportunity limited by the Precision Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with DPSC and Index Protection Strategy with Cap, but less than the Index Performance Strategy.
• Growth opportunity may be more or less than the Index Guard Strategy depending on Precision Rates and Caps.

Index Guard Strategy
• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance Strategy. However, growth opportunity may be more or less than the Index Precision Strategy or Index Performance Strategy depending on Precision Rates and Caps.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

What is the growth opportunity?
Index Performance Strategy
• Growth opportunity limited by the Caps and/or Participation Rates. If we do not declare a Cap for a 3-year or 6-year Term Index Option there is no maximum limit on the positive Index Return for that Index Option. In addition, you can receive more than the positive Index Return if the Participation Rate applies and is greater than its 100% minimum.
• May perform best in a strong market.
• Generally the most growth opportunity. However, growth opportunity may be less than the Index Precision Strategy or Index Guard Strategy depending on Precision Rates, Caps, and/or Participation Rates.

What can change within a Crediting Method?
Index Protection Strategy with DPSC	• Renewal DPSCs for existing Contracts can change on each Term Start Date. • DPSCs are subject to a 0.50% minimum.
Index Protection Strategy with Cap	• Renewal Caps for existing Contracts can change on each Term Start Date. • Caps are subject to a 0.50% minimum.
Index Precision Strategy
• Renewal Precision Rates for existing Contracts can change on each Term Start Date.
• If we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. Your actual Buffers cannot change once they are established.
• Precision Rates are subject to a 3% minimum, and Buffers are subject to a 5% minimum.

Index Guard Strategy
• Renewal Caps for existing Contracts can change on each Term Start Date.
• If we add a new Index Option to your Contract after the Issue Date, we establish the Floor for it on the date we add the Index Option to your Contract. Your actual Floors cannot change once they are established.
• Caps are subject to a 3% minimum, and Floors are subject to a -25% minimum.

Index Performance Strategy
• Renewal Caps and/or Participation Rates for existing Contracts can change on each Term Start Date.
• If we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. Your actual Buffers cannot change once they are established.
• Caps are subject to a 3% minimum for 1-year Terms, 5% for 3-year Terms, or 10% for 6-year Terms. Participation Rates are subject to a 100% minimum. Buffers are subject to a 5% minimum.

• For any Index Option with the Index Precision Strategy or Index Performance Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, if we set the Buffer at 5% we would absorb the first -5% of Index Return and you could lose up to 95% of the Index Option Value. However, for any Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the Floor. For example, if we set the Floor at -25%, your maximum loss would be limited to -25% of the Index Option Value due to negative Index Returns.

• The minimum Buffer and Floor are the least amount of protection that you could receive from negative Index Returns for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.

• DPSCs, Precision Rates, Caps, and Participation Rates as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all DPSCs, Precision Rates, Caps, and Participation Rates will be reduced to their respective minimums of 0.50%, 3%, 5%, 10%, or 100% as stated above.

• Buffers, Floors, DPSCs, Precision Rates, Caps, and Participation Rates can be different from Index Option to Index Option. For example, Caps for the Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between 1-year and 3-year Terms on the Index Performance Strategy, and between the 1-year Terms for the Index Guard Strategy and Index Performance Strategy. They may also be different from Contract-to-Contract depending on the Index Effective Date and the state of issuance.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Bar Chart Examples of the Crediting Methods Performance

The following hypothetical examples show conceptually how the Crediting Methods might work in different market environments and assume no change in the hypothetical DPSCs, Precision Rates, Caps, and/or Participation Rates. All values below are for illustrative purposes only. The examples do not reflect any Buffers, Floors, DPSCs, Precision Rates, Caps, and/or Participation Rates that may actually apply to a Contract. The examples do not predict or project the actual performance of the Index Advantage Income ADVSM. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect any withdrawals taken before the Term End Date, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

A closer look at the Index PROTECTION Strategy with DPSC and Index PROTECTION Strategy with cap: 1-Year Term

PERFORMANCE POTENTIAL WITH DPSC...
3.5% DPSC
0%
1%
3.5%
14%
3.5%
PERFORMANCE POTENTIAL WITH CAP...
4% Cap
0%
1%
1%
14%
4%
... A LEVEL OF PROTECTION
0%
-7%
0%
-14%
0%
Index Return
DPSC
Protection Credit %
A
B
C
D
E
F

A If the annual Index Return is zero or positive, which means the value of the Index remained the same or increased, the entire DPSC would be applied.

B If the annual Index Return is positive and exceeds the DPSC, the DPSC would be applied.

C If the annual Index Return is positive, but less than the declared Cap, the annual Protection Credit would be equal to the Index Return.

D If the annual Index Return exceeds the declared Cap, a Protection Credit equal to the Cap would be applied.

E,F If the annual Index Return is negative, there would be no DPSC or Protection Credit and no loss of principal due to negative Index Returns.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

A closer look at the Index PRECISION Strategy: 1-Year Term

PERFORMANCE POTENTIAL WITH ...
B
A
7.5% Precision Rate
0%
3%
7.5%
12%
7.5%
Index Return
Performance Credit %

... A LEVEL OF PROTECTION
0%
10% Buffer
-7%
0%
C
-14%
-4%
D

A If the annual Index Return is zero or positive, which means the value of the Index remained the same or increased, the entire Precision Rate would be applied.

B If the annual Index Return is positive and exceeds the Precision Rate, the Precision Rate would be applied.

C If the annual Index Return is negative, but within the 10% Buffer, there would be no Performance Credit.

D If the annual Index Return is negative and exceeds the 10% Buffer, there would be a negative Performance Credit equal to the amount of negative returns in excess of the Buffer.

A closer look at the Index GUARD Strategy: 1-Year Term

PERFORMANCE POTENTIAL WITH ...
A
B
10% Cap
0%
8%
8%
14%
10%
Index Return
Performance Credit %
... A LEVEL OF PROTECTION
0%
-7%
-7%
-14%
-10%
C
D
-10% Floor

A If the annual Index Return is positive, but less than the declared Cap, the annual Performance Credit would be equal to the Index Return.

B If the annual Index Return exceeds the declared Cap, a Performance Credit equal to the Cap would be applied.

C If the annual Index Return is negative, but is within the -10% Floor, there would be a negative Performance Credit equal to the Index Return.

D If the annual Index Return is negative and below the -10% Floor, the negative Performance Credit would be limited to the -10% Floor.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

A closer look at the Index PERFORMANCE Strategy: 1-Year Term

PERFORMANCE POTENTIAL WITH ...
12% Cap
0%
8%
8%
14%
12%
A
B
Index Return
Performance Credit %
... A LEVEL OF PROTECTION
0%
10% Buffer
-7%
0%
-14%
-4%
C
D

A If the annual Index Return is positive, but less than the declared Cap, the annual Performance Credit would be equal to the Index Return.

B If the annual Index Return exceeds the declared Cap, a Performance Credit equal to the Cap would be applied.

C If the annual Index Return is negative, but within the 10% Buffer, there would be no Performance Credit.

D If the annual Index Return is negative and exceeds the 10% Buffer, there would be a negative Performance Credit equal to the amount of negative returns in excess of the Buffer.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

A closer look at the Index PERFORMANCE Strategy: 3-year Term and 6-year Term

PERFORMANCE POTENTIAL WITH ...
(capped example with assumed 100% Participation Rate)

A
B
70% Cap
0%
60%
60%
80%
70%
Index Return
Performance Credit %

... A LEVEL OF **PROTECTION** (a 10% or 20% Buffer can be selected for Index Performance Strategy: 3-year Term index options.)

0%
10% Buffer
-4%
0%
D
-14%
-4%
E

PERFORMANCE POTENTIAL WITH ...
(uncapped example with assumed 110% Participation Rate)

C
60%
66%
110% Participation Rate
0%
Index Return
Performance Credit % due to External Index
Performance Credit % due to Participation Rate

The 3-year Term and 6-year Term index options calculate Performance Credits using the same method, with the only difference being the length of the time period.

A If the Index Return multiplied by the Participation Rate does not exceed the declared Cap, the Performance Credit would be equal to the Index Return multiplied by the Participation Rate.

B If the Index Return multiplied by the Participation Rate exceeds the declared Cap, the Performance Credit would be equal to the Cap.

C If the index option is uncapped and the Index Return is positive, the Performance Credit would be equal to the Index Return multiplied by the Participation Rate. If instead, the Participation Rate equals 100%, the Performance Credit would be equal to the Index Return.

D If the Index Return is negative but within the Buffer, there would be no Performance Credit.

E If the Index Return is negative and exceeds the Buffer, the negative Performance Credit would be equal to the amount of negative returns in excess of the Buffer.

Can the Crediting Methods, Terms, or Indexes Change?

We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the next Index Anniversary after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. However, we can change the renewal DPSCs, Precision Rates, Caps, and/or Participation Rates associated with any Index Option on each Term Start Date.

Once we add an Index to your Contract, we cannot remove it without simultaneously replacing or substituting it. Index replacements and substitutions can occur either on a Term Start Date, Term End Date, or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index with the return of the new Index. However, if we substitute an Index, we do not change the Buffers or Floors applicable to your Contract, or the current DPSCs, Precision Rates, Caps, and/or Participation Rates that we set on the Term State Date. Any changes to the DPSCs, Precision Rates, Caps, and/or Participation Rates for the new substituted Index will occur at the next regularly scheduled Term Start Date. For more information, see Risk Factors – Substitution of an Index and Limitation on Further Investments.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

When Does Allianz Establish the Values Used to Determine Index Credits?

We establish the Buffers and Floors for your Contract on the Issue Date. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. Your actual Buffers and Floors are stated in your Contract and cannot change once they are established.

We establish the initial DPSCs, Precision Rates, Caps, and Participation Rates for a newly issued Contract on the Index Effective Date and they cannot change until the next Term Start Date. You select the Index Effective Date when you purchase your Contract. It can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month. You should be aware that, generally, DPSCs, Precision Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/indexincomeadvrates and cannot be superseded until that period ends. Therefore, if you select an Index Effective Date that is after the end of the free look period, you will bear the risk that initial DPSCs, Precision Rates, Caps, and Participation Rates may change and be less advantageous to you and that you will be subject to the contract maintenance charge, product fee, and rider fee if you then elect to cancel the Contract on or before the Index Effective Date, but after the free look period. You may review future rates at least seven calendar days before their effectiveness at
www.allianzlife.com/indexincomeadvrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.

We can change the renewal DPSCs, Precision Rates, Caps, and Participation Rates for an existing Contract on each new Term Start Date, in our discretion. Your initial and renewal DPSCs, Precision Rates, Caps, and Participation Rates are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Term Start Date and Term End Date. We use these Index Values to determine Index Returns and Credits.

For information on the Buffers, Floors, and initial DPSCs, Precision Rates, Caps, and Participation Rates we currently offer for newly issued Contracts, see our website at www.allianzlife.com/indexincomeadvrates. We publish any changes to these values at least seven calendar days before the Index Effective Date that they take effect. If you select the earliest Index Effective Date, the initial rates available for review on your Issue Date will be the rates on your Index Effective Date. However, if you choose to defer your Index Effective Date your initial rates may change from the values that were available on your Issue Date. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs.

We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current DPSCs, Precision Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review in your account on our website at least seven calendar days before they take effect on the upcoming Index Anniversary. Renewal rates are also available on our website at
www.allianzlife.com/indexincomeadvrates. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•  If your Contract is within its free look period you may be able to take advantage of any increase in initial DPSCs, Precision Rates, Caps, and/or Participation Rates by cancelling your Contract and purchasing a new Contract.

• If the initial DPSCs, Precision Rates, Caps, and/or Participation Rates available on the Index Effective Date are not acceptable to you can:
– cancel your Contract if you are still within the free look period,
– request to extend your Index Effective Date if you have not reached your first Quarterly Contract Anniversary,
–  on or before the Index Effective Date, cancel the Contract and request a full withdrawal of the money held in the AZL Government Money Market Fund and receive the Contract Value less final product and rider fees and contract maintenance charge; on or before the Index Effective Date you are not subject to an MVA or Daily Adjustment, or

– after the Index Effective Date, cancel the Contract and request a full withdrawal of the Cash Value; after the Index Effective Date, you will be subject to an MVA and the Daily Adjustment.
•  DPSCs, Precision Rates, Caps, and Participation Rates may be different between newly issued and existing Contracts, and between existing Contracts issued on the same month and day in different years. For example, assume that in August 2023 we set Caps for the Index Performance Strategy 1-year Term with the S&P 500® Index as follows:

– 13% initial rate for new Contracts issued in 2023,
– 14% renewal rate for existing Contracts issued in 2022, and
– 12% renewal rate for existing Contracts issued in 2021.

What Are the Different Values Within the Contract?

The Contract provides the following values as discussed in section 5, Valuing Your Contract.

•
The Contract Value is the sum of your Variable Account Value and Index Option Values. Contract Value reflects any previously deducted Contract fees and expenses, but does not reflect Contract fees and expenses that we would apply on liquidation. The Cash Value reflects all Contract fees and expenses we would apply on liquidation (including any MVA).

•
Your Variable Account Value is the value of the shares in the AZL Government Money Market Fund subaccount which holds your Purchase Payments until the Index Effective Date or next Index Anniversary. It reflects deduction of the fund’s operating expenses, and previously assessed contract maintenance charge, product fee, and rider fees. It changes each Business Day based on the performance of the AZL Government Money Market Fund.

•
Your total Index Option Value is the sum of the values in each of your selected Index Options. Each Index Option Value includes any Credits from previous Term End Dates, reduced proportionately for previous partial withdrawals you took (including any MVA), and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Amounts removed from the Index Options during the Term for withdrawals you take and deductions we make for fees and expenses do not receive a Credit on the Term End Date, but the amount remaining does receive a Credit subject to the applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate.

–
On each Business Day during the Term other than the Term Start Date or Term End Date, we calculate the current Index Option Value by adding a Daily Adjustment to the Index Option Base. The Index Option Base is the amount you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract; we increase/decrease it by the dollar amount of additional Purchase Payments allocated to, and transfers into or out of the Index Option; and we increase/decrease it by the percentage of any Credit.

What Is the Daily Adjustment?

The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date . The AZL Government Money Market Fund is not subject to the Daily Adjustment.

The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the Term Start Date. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal). However, the Daily Adjustment for the Index Protection Strategy with DPSC and Index Protection Strategy with Cap cannot be negative.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including MVA-Free Withdrawals. However, the Daily Adjustment calculation is not affected by any Contract fee or expense deduction, partial withdrawal, or MVA. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal.

The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:

(i)	any Index gains during the Term subject to the applicable DPSC, Precision Rate, Cap, and/or Participation Rate,

(ii)	either any Index losses greater than the Buffer or Index losses down to the Floor (not applicable to the Index Protection Strategy with DPSC or the Index Protection Strategy with Cap), and

(iii)	the number of days until the Term End Date.

The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Credit will be on the Term End Date taking into account the applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor, but it cannot result in a total loss of -100%. Such losses will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Precision Rate or Cap, the Daily Adjustment will usually be lower than the Precision Rate or Cap. For the Index Protection Strategy with DPSC, even if the current Index return during the Term is greater than the or equal to zero, the Daily Adjustment will usually be lower than the DPSC. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the amount of the Buffer for the Index Precision Strategy and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than 1-year Term Index Options due to the Term length. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal or previous earnings.

The Daily Adjustment’s risks are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

What is the Performance Lock?

You can capture the current Index Option Value (which includes the Daily Adjustment) on any Business Day during the Term through our Performance Lock feature. You (or your Financial Professional, if authorized) can request Performance Locks based on the Daily Adjustment. On our website the Daily Adjustment is included in the Index Option Value return figures. Additionally, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. The Business Day that we execute a Performance Lock is the Lock Date for that Index Option.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

SUMMARY OF THE INCOME BENEFIT

How Does the Income Benefit Work?

The Income Benefit is automatically included in your Contract at issue and you cannot remove it. It provides guaranteed lifetime Income Payments until annuitization. Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin only the Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. The Income Benefit has a rider fee as discussed in the Fee Tables, and section 6, Expenses.

We designed Income Payments to last for the lifetime of the Covered Person(s). Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date. We establish Eligible Person(s) at issue based on the Contract’s ownership and tax qualification status.

We generally base Income Payments on the Lifetime Income Percentage and your Contract Value. We base each Lifetime Income Percentage on its Income Percentage(s) and Income Percentage Increase (the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date). On the Index Effective Date we establish:

•
An Income Percentage for each payment type using the Eligible Person’s current age, or younger Eligible Person’s current age for joint payments. This Income Percentage is also the initial Lifetime Income Percentage for each payment type.

•
An Income Percentage Increase for each Eligible Person based on their current age (or younger Eligible Person’s current age for joint payments). However, if there are two Eligible Person(s) the Index Options Statement will not display a single Lifetime Income Percentage for an Eligible Person who is only a Beneficiary, because only an Eligible Person who is also an Owner (or Annuitant if the Owner is a non-individual) can become a Covered Person if you select single payments.

During the Accumulation Phase on each Index Anniversary on and before the Income Benefit Date, we add an Income Percentage Increase to each Lifetime Income Percentage once the Eligible Person (or younger Eligible Person for joint payments) reaches age 45. This means if an Eligible Person is younger than age 44 on the Issue Date:

•
you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and

•	you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.

The table showing the Income Percentages and Income Percentage Increases is stated in the Income Benefit Supplement. Additional Purchase Payments we receive after the Index Effective Date will adjust each Lifetime Income Percentage on the next Index Anniversary based on:

•	the Income Percentage for the Eligible Person’s current age, and

•	the Variable Account Value’s percentage of total Contract Value.

If we receive additional Purchase Payments after the Eligible Person reaches age 45, these Purchase Payments will increase the available Income Payment because they increase the Contract Value, although they actually decrease each Lifetime Income Percentage. An example of this is included in section 10, Lifetime Income Percentage Calculation Example.

Then when you are ready to take Income Payments, you can choose which Lifetime Income Percentage we use to calculate your payment. You will always be able to choose between Lifetime Income Percentages for the Level Income and Increasing Income payment options. Level Income provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next. If you choose the Level Income payment option and meet certain age requirements, your initial Income Payment will not be less than a percentage (Level Income Guarantee Payment Percentage) of your total Purchase Payments reduced proportionately for withdrawals you took (including any MVA). All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Increasing Income provides Income Payment
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Credit.

If there are two Eligible Person(s) who both meet the exercise age requirements, you will also be able to choose between Lifetime Income Percentages for single and joint payments. If both Eligible Persons are also Owners, you will also be able to choose between single Lifetime Income Percentages based on each Eligible Person. The Lifetime Income Percentages available before the Income Benefit Date are displayed on the Index Options Statement. During the Income Period this statement will show the annual maximum Income Payment available for the next year. The annual maximum Income Payment displayed for the Level Income payment option will reflect the Level Income Guarantee Payment Percentage if this calculation results in a greater payment and you meet the age requirements stated in section 10, Calculating Your Income Payments.

There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments. Joint Income Payments are not available if the age difference between spouses is more than 50 years, or more than 20 years if the Traditional Death Benefit applies and one spouse is age 80 on the Issue Date, or more than 25 years if the Maximum Anniversary Value Death Benefit applies and one spouse is age 75 on the Issue Date (for more information see section 2, Eligible Person(s) and Covered Person(s)).

Income Payments are not available until the Index Anniversary that occurs on or after the Income Payment waiting period (which is stated in the Income Benefit Supplement) expires and the Eligible Person(s) reaches age 50. Income Payments must begin no later than age 100. If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before the Income Period you are paying for a benefit that you are not currently using.

You choose your Income Payment frequency and amount subject to the annual maximum permitted payment. The payment option (Level Income or Increasing Income) you select determines how and when your annual maximum Income Payment will increase from one Income Benefit Anniversary to the next as described in section 10, Income Benefits - Automatic Annual Income Payment Increases. An Income Benefit Anniversary is a twelve-month anniversary of the Income Benefit Date that Income Payments begin.

We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level Income payment option. Once established, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal. Taking Excess Withdrawals can cause your Income Payments and Contract to end prematurely.

The Income Benefit also includes the Income Multiplier Benefit which, after the required wait period, can increase your income to help pay for care if you should need it. If you qualify for this benefit, we multiply your annual maximum Income Payment by the income multiplier factor. The income multiplier factor and income multiplier benefit wait period are stated in the Income Benefit Supplement.

•  YOU SHOULD NOT PURCHASE THIS CONTRACT WITHOUT FIRST OBTAINING THE CURRENT INCOME BENEFIT SUPPLEMENT. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomeadvrates.

• Please discuss the Income Benefit’s appropriateness with your Financial Professional and tax adviser.

What Happens During the Income Period?

•
You will receive Income Payments as long as a Covered Person is alive and continues to meet the requirements stated in section 2. However, Income Payments and the Income Benefit may end prematurely if you:

–	change the Owner(s) or Beneficiary and all Covered Persons are removed from the Contract because they no longer meet the requirements stated in section 2,

–	take an Excess Withdrawal that reduces the Contract Value to $2,000 or less, or

–	you annuitize your Contract. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.

•	If you begin Income Payments before age 59 1∕2, the payments will generally be subject to a 10% additional federal tax.
•
Any part of your annual maximum Income Payment that you do not withdraw in a given Income Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•	Excess Withdrawals reduce your annual maximum Income Payment by the percentage of Contract Value withdrawn (including any MVA) on the next Income Benefit Anniversary.

•	You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit your Guaranteed Death Benefit Value no longer increases.

•
The Contract Value continues to fluctuate as a result of Index Option performance. However, only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. This may limit your Contract’s performance potential, and if your Contract includes the Maximum Anniversary Value Death Benefit, this may also limit your Guaranteed Death Benefit Value.

•
The Contract Value decreases on a dollar for dollar basis with each Income Payment, Excess Withdrawal, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If your Contract includes the Maximum Anniversary Value Death Benefit, this decrease in Contract Value also reduces the likelihood of locking in investment gains to the Maximum Anniversary Value.

•
Each Income Payment and any Excess Withdrawal also reduces your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any MVA), which means this value may be reduced by more than the amount withdrawn.

•	The Income Benefit rider fee continues until the Business Day the Contract Value reduces to zero, you annuitize the Contract, or the Income Benefit ends.

•	If your Contract also includes the Maximum Anniversary Value Death Benefit, its rider fee continues as indicated in section 6, Expenses.

•	The free withdrawal privilege is no longer available.

•
If you exercise the Income Multiplier Benefit, we will increase your annual maximum Income Payment for the remainder of that Income Benefit Year and the next year. To continue receiving this increase each Income Benefit Year you must reestablish eligibility. Any increase to your Income Payments as a result of this benefit will more rapidly reduce your Guaranteed Death Benefit Value.

•
If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you exercised the Income Multiplier Benefit it will also end on the Income Benefit Anniversary that occurs on or immediately after your Contract Value reduces to zero, and although you receive the maximum available Income Payment, it will be less than the amount you previously received under the Income Multiplier Benefit.

An example of the effect of an Excess Withdrawal on the Guaranteed Death Benefit Value and the annual maximum Income Payment is included in section 10, Income Benefit – Excess Withdrawals.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any investment advisory fees that you pay from your other assets, or fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If investment advisory fees were reflected, fees and expenses would be higher.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. Amounts withdrawn from the Index Options may also be subject to an MVA, which can be negative as discussed in section 5, Valuing Your Contract – Market Value Adjustment (MVA). The maximum negative MVA that we can apply on a full withdrawal is -10% of the Contract Value, and on a partial withdrawal it is -10% of the amount withdrawn.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

TRANSACTION EXPENSES

	Index Protection Strategy with DPSC and Index Protection Strategy with Cap	Index Precision Strategy and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	0%	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before the Term End Date)(1)

(1)
This shows the maximum potential loss due to the application of the Daily Adjustment. The Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment applies if you take a full or partial withdrawal, or when we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract before the Term End Date. The actual Daily Adjustment calculation is determined by a formula described in Appendix B.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including AZL Government Money Market Fund fees and expenses). If you purchased the optional death benefit, you pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Administrative Expenses(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of the Charge Base)	0.95%
Optional Benefit Expenses – Maximum Anniversary Value Death Benefit (as a percentage of the Charge Base)	0.20%

(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See the section 6, Expenses – Contract Maintenance Charge (Administrative Expenses).

(2)
Comprised of two charges referred to as the “product fee” and the “rider fee for the Income Benefit” in the Contract and elsewhere in this prospectus. The product fee is 0.25%. The rider fee for the Income Benefit is 0.70%. See section 6, Expenses – Base Contract Expenses (Product and Rider Fees).

The next table shows the total operating expenses charged by the AZL Government Money Market Fund that you may pay periodically during the time that you own the Contract. More information about the AZL Government Money Market Fund, including its annual expenses, may be found in Appendix E – Variable Investment Option Under the Contract. The Index Options do not have operating expenses, and are therefore not included in the following table.

ANNUAL EXPENSES OF THE AZL GOVERNMENT MONEY MARKET FUND

(expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	[0.66]%

(1)
As a percentage of the AZL Government Money Market Fund’s average daily net assets for the period ended December 31, 2021, before the effect of any contractual expense reimbursements or fee waiver arrangements.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example is based on an investment solely in the AZL Government Money Market Fund even though you cannot allocate Purchase Payments directly to the fund. The costs include transaction expenses, annual Contract expenses, and annual expenses of the AZL Government Money Market Fund.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that you elected the Maximum Anniversary Value Death Benefit. The Example does not reflect any investment advisory fees that you pay from your other assets, or fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If investment advisory fees were reflected, costs would be higher.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
• If you surrender your Contract (take a full withdrawal) at the end of each time period.	$[234]	$[722]	$[1,238]	$[2,671]
• If you annuitize your Contract at the end of each time period.	N/A*	$[722]	$[1,238]	$[2,671]
• If you do not surrender your Contract.	$[234]	$[722]	$[1,238]	$[2,671]

*  The earliest available Annuity Date is two years after the Issue Date.

RISK FACTORS

The Contract involves certain risks that you should understand before purchasing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Index Options you choose.

LIQUIDITY RISKS

We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.

If you need to take a full or partial withdrawal during the MVA period, we apply an MVA unless the withdrawal is an MVA-Free Withdrawal. We also apply the MVA during the MVA period if you take Annuity Payments or if we pay a death benefit. While MVA-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will exceed the MVA-Free Withdrawal amounts available to you and we will apply an MVA.

The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg Barclays US Long Corporate Bond Index. In periods when bond yields have significantly decreased, the MVA limit (the maximum total positive or negative MVA is either 10% of the amount withdrawn on a partial withdrawal, or 10% of Contract Value for a full withdrawal, Annuity Payments, or the death benefit) may reduce the amount you would have received from a positive MVA. In general, as the time remaining in the MVA period drops, a more substantial bond yield change is required to reach the 10% MVA limit. However, there are also other factors influencing how much bond yields would have to drop or increase to reach the 10% MVA limit including any gains or losses in the Contract and corporate bond yields at the time each Annual Contribution Amount begins. For example, assume you purchase a Contract with a single Purchase Payment of $100,000 allocated to one Index Option, the Issue Date is the Index Effective Date, the initial bond yield is 3%, and you take no partial withdrawals. On the second Index Anniversary, the Contract Value has decreased to $90,000 and you request a full withdrawal. The maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 1.96% or more. If instead you wait and take a full withdrawal on the sixth Index Anniversary when the Contract Value has increased to $120,000, the maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 14.04% or more.

We calculate the MVA as a percentage (called the MVA factor) of the amount of Purchase Payment withdrawn from an Annual Contribution Amount, not a percentage of Contract Value. Consequently, if the Contract Value has declined since the Annual Contribution Amount(s) were established and the MVA is negative, it is possible that the percentage of Contract Value withdrawn to cover the negative MVA would be greater than the MVA factor. For example, assume you buy the Contract with a single Purchase Payment of $10,000, your Index Effective Date is the Issue Date, and the yield on the Bloomberg Barclays US Long Corporate Bond Index on the Index Effective Date is 2%. On the 5th Index Anniversary your Contract Value is $8,000 after we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract and you request a full withdrawal. If the yield on the Bloomberg Barclays US Long Corporate Bond Index has increased to 3%, the MVA factor is -1.932%. The MVA would be -$193.20 (-1.932% of $10,000). This results in you receiving $7,806.80.

In addition, upon a full withdrawal the free withdrawal privilege is not available to you, and we apply an MVA against Annual Contribution Amounts that are still within their MVA period. On a full withdrawal your total Annual Contribution Amounts may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Annual Contribution Amounts: prior MVA-Free Withdrawals; deductions we make for
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; and/or poor performance.

For more information on the MVA, including how we calculate the MVA factor, see section 5, Valuing Your Contract – Market Value Adjustment (MVA).

Amounts withdrawn from this Contract may also be subject to a 10% additional federal tax if taken before age 59 1∕2.

We only apply Credits to the Index Options once each Term on the Term End Date, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including MVA-Free Withdrawals), Annuity Payments, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, or if we pay a death benefit, will not be eligible to receive a Credit on the Term End Date. These removed assets will not receive the full benefit of the Index Value and Index Return that would have been available on the Term End Date, or the full benefit of any Buffer or Floor. You will receive a Credit only on the Index Option Value remaining in an Index Option on the Term End Date.

You can transfer Index Option Value among the Index Options only on Term End Dates. At other times, you can only move assets out of an Index Option by taking a full or partial withdrawal, or entering the Annuity Phase. Additionally, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.

INCOME BENEFIT RISKS

The Income Benefit is automatically included in the Contract for an additional rider fee and you cannot remove it.

We generally base Income Payments on the Lifetime Income Percentage you select and your Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.

If you choose the Level Income payment option and meet the age requirements stated in section 10, Calculating Your Income Payments, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you took (including any MVA). However, the Level Income Guarantee Payment Percentage is not available to you under the Level Income payment option if you do not meet the age requirements stated in section 10, or if you choose Increasing Income payment option.

Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.

We also base Income Payments on the Eligible Person(s) that we establish at issue. If you change Owners or Beneficiary(s), we may remove an Eligible Person or Covered Person as stated in section 2, which may cause Income Payments to be unavailable or end prematurely.

We use the age of the Eligible Person(s) to determine the Income Percentage(s) and Income Percentage Increases. Income Percentage Increases are not available until age 45. This means if an Eligible Person is younger than age 44 on the Issue Date, you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.

The eligibility period to begin Income Payments is subject to a waiting period and both a minimum and maximum age requirement for the Eligible Person(s). For single Income Payments we only allow an Eligible Person who is an Owner to become a Covered Person, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Eligible Person(s) and Covered Person(s). If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages.

In addition, if you have Contract Value in a 3-year or 6-year Term Index Option when you begin Income Payments and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The initial annual maximum Income Payment available to you must be at least $100. If your Contract Value on the Income Benefit Date is reduced and this $100 minimum cannot be met, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you take Excess Withdrawals, or you annuitize the Contract. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.

The Income Multiplier Benefit can provide increased income if you are confined for care, or are unable to perform at least two activities of daily living. However, this benefit has a waiting period and you must meet certain requirements to receive it. If you are unable to meet these requirements the Income Multiplier Benefit may not be available to you when you need it. If you qualify for the Income Multiplier Benefit, it also may not provide enough income to pay for the care you require. For joint Covered Persons, if you both qualify for this benefit at the same time you will get the same payment increase as a single Covered person; we do not apply the increase separately for each Covered Person.

For more information on the Income Benefit and Income Payments, see “How Does the Income Benefit Work?” and “What Happens During the Income Period?” in the Summary of the Income Benefit; and section 10.

RISK OF CHANGE TO THE INCOME BENEFIT SUPPLEMENT PRIOR TO THE ISSUE DATE

The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for your Contract and are stated in the Income Benefit Supplement that is in effect on the date you sign your application. The supplement also includes the income multiplier factor and income multiplier benefit wait period for the Income Multiplier Benefit. Your Financial Professional will give you a copy of the prospectus with the current Income Benefit supplement when you apply for a Contract. If we do not receive your initial Purchase Payment within 60 calendar days of the date you sign the application, and the Income Benefit Supplement terms have changed since this date, you will receive the Income Benefit Supplement terms that are in effect on the Issue Date instead of the terms that were in effect when you applied for the Contract. You bear the risk that if there is a more than a 60-day delay between the time you apply for the Contract and the Issue Date the Income Benefit Supplement terms may change and be less advantageous to you. When we issue the Contract, we send you the current prospectus with the current Income Benefit Supplement. We cannot change these terms for your Contract once they are established. We publish any changes to these terms in an amended Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomeadvrates. The amended Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-[  ], and Form N-4 File Number 333-255394. You can contact us to receive the Income Benefit Supplement applicable to your Contract by calling our Service Center at the toll-free telephone number listed at the back of this prospectus.

RISKS OF INVESTING IN SECURITIES

Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Index Options and the AZL Government Money Market Fund does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Index Options and the AZL Government Money Market Fund are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities.

Index Option returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.

S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.

Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.

iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. The performance of the iShares® MSCI Emerging Markets ETF may not replicate the performance of, and may underperform the underlying index. The price of the iShares® MSCI Emerging Markets ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares® MSCI Emerging Markets ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Additional information about iShares® MSCI Emerging Markets ETF is available on the SEC’s website at www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please note that this information is not prepared by us and may be intended for shareholders of the ETF. You will not be a shareholder of the ETF by investing in an Index Option that is linked to the performance of the ETF. You may also request additional information about the ETF from our Service Center or your Financial Professional.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The COVID-19 pandemic has at times led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the Indexes to which the Index Options are linked, as well as securities held by the AZL Government Money Market Fund. If these market conditions continue or reoccur, and depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The COVID-19 pandemic and other market factors have resulted in an abnormally low interest rate environment, in which certain rates have gone negative. This low level of rates can affect the returns of an Index, the level of DPSCs, Precision Rates, Caps, and Participation Rates, and other product features, and the performance of your Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen. You should consult with a Financial Professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances.

RISK OF NEGATIVE RETURNS

The AZL Government Money Market Fund does not provide any protection against negative returns. You can lose principal and previous earnings for Purchase Payments held in the AZL Government Money Market Fund and such losses could be significant.

If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may cause Performance Credits to be either negative after application of the Buffer or negative down to the amount of the Floor. For the Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option. Ongoing deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap you can also lose principal and previous earnings if you do not receive the DPSC or Protection Credit, or if the Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract are greater than the DPSC or Protection Credit. The maximum potential negative Performance Credit for the Index Performance Strategy and Index Precision Strategy is based on the Buffer. If the Buffer is 10% the maximum
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

negative Performance Credit is -90%, and if the Buffer is 20% the maximum negative Performance Credit is -80%. The maximum potential negative Performance Credit for the Index Guard Strategy is the Floor (e.g., if the Floor -10% that is also the maximum potential negative Performance Credit). Such losses will be greater if you take a withdrawal that is subject to a negative MVA, or when we make deductions for Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

We calculate Index Options Values on each Business Day during a Term (other than the Term Start Date or Term End Date) by adding the Daily Adjustment. The Daily Adjustment affects the total Contract Value available for withdrawal, annuitization, and death benefits, and it affects how we determine the contract maintenance charge and Charge Base for the product and rider fees. The Daily Adjustment can be less than the Precision Rate or Cap even if the current Index return during the Term is greater than the Precision Rate or Cap. In addition, even though the current Index return during the Term may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. However, the Daily Adjustment for the Index Protection Strategy with DPSC and Index Protection Strategy with Cap cannot be negative. The Daily Adjustment is generally negatively affected by:

•	interest rate decreases,

•	dividend rate increases,

•	poor market performance, and

•
the expected volatility of Index prices. Increases in the expected volatility of Index prices negatively affect the Index Precision Strategy and Index Performance Strategy with 1-year Terms, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy. For the Index Performance Strategy with 3-year and 6-year Terms, and Index Protection Strategy with Cap, the impact of changes in the expected volatility of Index prices is dependent on the market environment and the applicable Caps and Participation Rates. For the Index Protection Strategy with DPSC, the impact of changes in the expected volatility of Index prices is dependent on the market environment.

The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes to interest rates, dividend rates, market performance and the expected volatility of Index prices than 1-year Term Index Options because the longer Term length amplifies the impact of these market parameters on the expected Index Option Value at the Term End Date. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%.

If you take a withdrawal from an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy before the Term End Date, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the Term Start Date. If the current Index return during the Term is negative, the Daily Adjustment for these Index Options could result in losses greater than the protection provided by the Buffer or Floor. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor, but it cannot result in a total loss of -100%. Such losses will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

RISKS ASSOCIATED WITH CALCULATION OF CREDITS

We calculate Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer Contract Value to the Index Options with Index Protection Strategy with DPSC or Index Protection Strategy with Cap, positive returns are limited by the DPSCs and Caps. You are not subject, however, to potential negative Credits. The Precision Rates on the Index Options with Index Precision Strategy, and the Caps on the Index Options with Index Guard Strategy and Index Performance Strategy also limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index. For the Index Performance Strategy, we apply the Cap and any Participation Rate for the entire Term length; we do not apply the Cap and any Participation Rate annually on a 3-year or 6-year Term Index Option.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:

	January 1, 2011 through December 31, 2020
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®	iShares® MSCI Emerging Markets ETF
Returns without dividends	12.15%	20.28%	10.65%	3.22%	2.27%
Returns with dividends	14.45%	21.66%	12.17%	7.09%	4.38%

DPSCs, Precision Rates, Caps, and Participation Rates may be adjusted on the next Term Start Date and may vary significantly from Term to Term. Changes to DPSCs, Precision Rates, Caps, and Participation Rates may significantly affect the amount of Credit you receive. For more information, see the “Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, Participation Rates, Buffers, and Floors” discussion later in this section.

The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally low on these days.

RISKS ASSOCIATED WITH PERFORMANCE LOCKS

If a Performance Lock is executed:

•
You will no longer participate in Index performance, positive or negative, for the remainder of the Index Year for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Index Year.

•	You will not receive a Credit on any locked Index Option on the Term End Date.

•
We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means you will not be able to determine in advance your locked Index Option Value, and it may be higher or lower than it was at the point in time you requested a Performance Lock, or if you set a lower target your locked Index Option Value could be less than your selected target. Through your account on our website you can request a Performance Lock based on upper and/or lower targets you set using Index Option Value returns.

•
If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.

•
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

SUBSTITUTION OF AN INDEX AND LIMITATION ON FURTHER INVESTMENTS

There is no guarantee that the Indexes will be available during the entire time that you own your Contract, including the Index we use to calculate the MVA. For the Index Options, if we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Credits. We may substitute a new Index for an existing Index if:

•	the Index is discontinued,

•
we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index,

•
the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities, or

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
we determine in our sole discretion that the substitution is necessary. It is our policy that we will exercise this discretion only to respond as we deem necessary to unanticipated events outside of our direct control. This might include other events similar to those listed above, other changes to the Index (such as name or ownership changes) that legally may be considered a substitution or that do not align with our business strategy or values, or a breach by the Index provider of the Index intent or performance expectations.

If we add or substitute an Index, we first seek any required regulatory approval (from each applicable state insurance regulator) and then provide you with written notice. We also provide you with written notice if an Index changes its name. Substitutions of an Index for the Index Options may occur during a Term. If we substitute an Index during a Term we will combine the return of the replaced existing Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:

•	we do not change the Charge Base we use to calculate the product and rider fees, and

•
the Buffers, Floors, DPSCs, Precision Rates, Caps, and Participation Rates for the replaced Index will apply to the new Index. We do not change the Buffers and Floors applicable to your Contract, or the current DPSCs, Precision Rates, Caps, and Participation Rates that we set on the Term Start Date.

Changes to DPSCs, Precision Rates, Caps, and Participation Rates associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date. Depending on the constitution of the replaced Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal DPSCs, Precision Rates, Caps, and Participation Rates associated with the new Index. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. The substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index.

The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will replace any equity Index with a broad-based equity index.

We may also discontinue accepting new allocations into a specific Index Option at any time.

CHANGES TO DECLARED PROTECTION STRATEGY CREDITS (DPSCS), PRECISION RATES, CAPS, PARTICIPATION RATES, BUFFERS, AND FLOORS

We establish Buffers, Floors, and initial and renewal DPSCs, Precision Rates, Caps, and Participation Rates as indicated under “When Does Allianz Establish the Values Used to Determine Index Credits?” in the Summary of the Index Options section. This section also includes information on the notice we provide you of renewal changes on each Index Anniversary.

You should be aware that, generally, DPSCs, Precision Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/indexincomeadvrates and cannot be superseded until that period ends. If you select the earliest Index Effective Date, the initial rates available for review on your Issue Date will be the rates on your Index Effective Date. However, if you choose to defer your Index Effective Date your initial rates may change from the values that were available on the Issue Date. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. In addition, if you select an Index Effective Date that is after the end of the free look period, you will bear the risk that initial DPSCs, Precision Rates, Caps, and Participation Rates may change and be less advantageous to you and that you will be subject to the contract maintenance charge, product fee, and rider fee if you then elect to cancel the Contract on or before the Index Effective Date, but after the free look period. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/indexincomeadvrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.

On each Term End Date you have the option of remaining allocated to your current Index Options at the renewal DPSCs, Precision Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option. At least seven calendar days before each Index Anniversary we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at
www.allianzlife.com/indexincomeadvrates. If you do not review renewal change information when it is published, or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal DPSCs, Precision Rates, Caps, and Participation Rates until the next Term End Date.

You risk the possibility that the renewal DPSCs, Precision Rates, Caps, and Participation Rates you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day) or you will be subject to these renewal DPSCs, Precision Rates, Caps, and Participation Rates for the next Term.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

When your renewal rates change the only options available to you are to transfer Index Option Value between Index Options, or take a full withdrawal (which may be subject to a negative MVA).

Initial and renewal DPSCs, Precision Rates, Caps, and Participation Rates may vary significantly depending upon a variety of factors, including:

•	market volatility,

•	our hedging strategies and investment performance,

•	the availability of hedging instruments,

•	the amount of money available to us through Contract fees and expenses to purchase hedging instruments,

•	your Index Effective Date,

•	the level of interest rates,

•	utilization of Contract benefits by Owners, and

•	our profitability goals.

The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to DPSCs, Precision Rates, Caps, and Participation Rates. In a rising interest rate environment, increases in DPSCs, Precision Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates.

We manage our obligation to provide Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal DPSCs, Precision Rates, Caps, and Participation Rates to reflect these cost changes. The primary factor affecting the differences in the initial DPSCs, Precision Rates, Caps, and Participation Rates for newly issued Contracts and renewal rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances we may need to reduce both initial and renewal DPSCs, Precision Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce DPSCs, Precision Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Credits. You also bear the risk that the Buffers and Floors for your Contract are small, which increases the risk that you could receive negative Performance Credits and incur losses.

INVESTMENT IN DERIVATIVE HEDGING INSTRUMENTS

The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.

At Contract issue, we invest a substantial majority of the initial Contract Value in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.

We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because we pay Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. Our experience with hedging securities may affect renewal DPSCs, Precision Rates, Caps, and Participation Rates for existing Contracts.

RISKS OF DEDUCTING INVESTMENT ADVISORY FEES FROM THE CONTRACT

We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. You can authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. Deductions we make for investment advisory fees reduce your Contract Value and Cash Value dollar for dollar. We do not consider these deductions to be RMD payments or Income Payments, and they do not reduce the Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. However, your initial annual maximum Income Payment, Income Payment increases under the Level Income payment option, and increases to the Maximum Anniversary Value are based on Contract Value. So these deductions reduce your initial annual maximum Income Payment, and reduce the likelihood you will receive Income Payment increases if you select the Level Income payment option, or receive increases to the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. Contract Value is also one of the components we use to calculate RMD payments, so these deductions will reduce the Contract Value we use to calculate your RMD payments. In addition, because the death benefit is based on the greater or Contract Value, Cash Value or the Guaranteed Death Benefit Value, deductions we make for investment advisory fees reduce the death benefit available to your Beneficiaries.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

We make Income Payments, Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. We apply Credits from an unregistered, non-unitized, non-insulated separate account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors, and are also subject to our financial strength and claims paying ability. For more information on Separate Account IANA, see section 13, Other Information – Our Unregistered Separate Account.

As a result of the COVID-19 pandemic, economic uncertainties have arisen which could negatively impact Allianz Life’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business (including our ability to timely process applications or claims), net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

REGULATORY PROTECTIONS

Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.

Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.

The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

1. THE CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Index Options you select. The AZL Government Money Market Fund holds the money you invest before it is transferred to the Index Options. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Index Options and the AZL Government Money Market Fund. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.

The Contract has an Accumulation Phase and an Annuity Phase. If you begin taking Income Payments, your Contract will also have an Income Period. The Income Period occurs during the Accumulation Phase.

The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Index Options you select and the AZL Government Money Market Fund on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 12, Taxes.)

During the Accumulation Phase you can take withdrawals (subject to any MVA). You can also make additional Purchase Payments  before the Income Period subject to the restrictions set out in section 3, Purchase Requirements. The Contract also offers at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 11) if all Owners and the Annuitant are age 75 or younger on the Issue Date. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any MVA).

During the Income Period we make regular periodic Income Payments based on the life of the Covered Person(s). During the Income Period we also restrict your selection of Crediting Methods to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap, and you cannot make additional Purchase Payments. However, unlike the Annuity Phase, you will have access to your Contract Value and death benefit for a period of time after Income Payments begin. If you do not take Income Payments your Contract will not have an Income Period. The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.

If you request Annuity Payments, the Accumulation Phase and Income Period (if applicable) of your Contract ends and you enter the Annuity Phase. During the Annuity Phase we make regular fixed periodic Annuity Payments based on guaranteed period, life, life with a guaranteed period, joint and last survivor, or joint and 2/3 survivor. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on the greater of Contract Value or Cash Value and the payout rates for the Annuity Option you select. If the Annuity Date occurs during the Income Period
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and your Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, you can elect to convert to Income Payments to Annuity Payments as described in section 8 – When Annuity Payments Begin. Your Annuity Payments do not change unless an Annuitant dies, or we convert Income Payments made under the Increasing Income payment option to Annuity Payments. The Increasing Income payment option is discussed in section 10, Automatic Annual Income Payment Increases. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.

WHEN THE ACCUMULATION PHASE ENDS

The Accumulation Phase ends upon the earliest of the following.

•	The Business Day we process your request for a full withdrawal.

•	The Business Day before the Annuity Date.

•
Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Index Options and the AZL Government Money Market Fund until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.

INVESTMENT ADVISORY FEES

We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. If you want to authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, you can complete our service form designed specifically for that authorization. Once our Service Center receives this form in Good Order and we approve it, your Financial Professional’s firm will be able to receive investment advisory fees from your Contract. Upon receipt and approval of an investment advisory fee request in Good Order from your Financial Professional’s firm, we deduct these investment advisory fees from the Contract and pay them to your Financial Professional’s firm upon written request. You can terminate this agreement at any time by providing us written notice. We deduct investment advisory fees that you authorize your Financial Professional to receive from the Contract proportionately from each Index Option and the AZL Government Money Market Fund unless you provide us with alternate instructions. For these investment advisory fees not to be treated as a taxable distribution, and to be exempt from the 10% additional federal tax if you are under age 59 1∕2, we require:

•	the total amount of investment advisory fees cannot exceed 1.5% of the Contract Value in each Contract Year.

•	that the investment advisory fee compensate the Financial Professional only for advice they provide to you with respect to this Contract and not for any other services or accounts,

•	this Contract be solely liable for paying these investment advisory fees directly to your Financial Professional’s firm, and

•	while we are deducting these fees from the Contract, you agree to not pay investment advisory fees to your Financial Professional or anyone else from any other assets.

If you meet these requirements, deductions for these investment advisory fees:

•	are not treated as a taxable distribution,

•	are not subject to the 10% additional federal tax if you are under age 59 1∕2,

•	are not subject to an MVA;

•	are not considered to be an Income Payment, Excess Withdrawal, or RMD payment under our minimum distribution program; and

•
do not reduce the Annual Contribution Amounts, free withdrawal privilege, total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) used to determine the minimum initial Income Payment under the Level Income payment option, or your Contract's Guaranteed Death Benefit Value.

If you do not meet these requirements, deductions for these investment advisory fees may result in a taxable distribution. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.

The maximum investment advisory fee that we will pay to your Financial Professional’s firm in any Contract Year is 1.5% of Contract Value. Each time we deduct an investment advisory fee we determine its percentage by dividing the fee
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amount by the Contract Value determined at the end of the Business Day after we process all other transactions. We will not pay any portion of the investment advisory fee that would exceed 1.5% of Contract Value in any Contract Year. For example, assume your Financial Professional’s firm requests fee payment twice a year. If the first fee requested is $700 and your Contract Value after processing all other transactions is $100,000, this fee is 0.7%. This leaves a maximum of 0.8% (1.5% - 0.7%) of the Contract Value available for payment of the second fee. The amount of Contract Value available for deduction of investment advisory fees will be affected by the Daily Adjustment (which can be negative).

Deductions we make for investment advisory fees reduce your Contract Value (and therefore Cash Value) by the amount withdrawn on a dollar for dollar basis. These deductions also reduce the following by the percentage of Contract Value withdrawn: Charge Base, Index Option Base, Index Option Value, and Variable Account Value.

Deductions for investment advisory fees do not reduce the Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. These deductions will, however, reduce the Contract Value we use to calculate your initial annual maximum Income Payment, Income Payment increases under the Level Income payment option, and the Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. Contract Value is also one of the components we use to calculate RMD payments, so these deductions may also reduce your RMD payments. These deductions decrease the Contract Value, and reduce the likelihood you will receive Income Payment increases under the Level Income payment option, or lock in investment gains to Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. In addition, because the death benefit is based on the greater or Contract Value, Cash Value or the Guaranteed Death Benefit Value, deductions we make for investment advisory fees reduce the death benefit available to your Beneficiaries.

If you do not complete our service form which authorizes your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead you take money from the Contract and use it to pay investment advisory fees, we will treat this as a withdrawal. This withdrawal is subject to federal and state income taxes, may be subject to a 10% additional federal tax if you are under age 59 1∕2, will be subject to an MVA, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). This withdrawal reduces the Contract Value, and the amount available under the free withdrawal privilege by the dollar amount withdrawn. If taken during the Income Period, we will treat the withdrawal as an Excess Withdrawal if it causes total withdrawals during the Income Benefit Year to exceed the annual maximum Income Payment. It may also reduce your Contract's Guaranteed Death Benefit Value by more than the amount withdrawn and these reductions could be significant. You should consult a tax adviser regarding the tax treatment of investment advisory fee payments. Please consult with your Financial Professional to determine the options for paying investment advisory fees regarding advice that is provided to you related to this Contract.

Your Financial Professional acts on your behalf, not ours. We are not party to any agreement between you and your Financial Professional, nor are we responsible for your Financial Professional’s actions. We do not verify that deductions for investment advisory fees align with the terms of your agreement with your Financial Professional. We do not set your investment advisory fee or receive any part of it. Any deductions for investment advisory fees you pay is in addition to this Contract’s fees and expenses. We do not pay sales commissions in connection with sales of the Contract. However, Financial Professionals and their managers may be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your Financial Professional about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.

You can submit a written request to our Service Center on a form satisfactory to us to allow your Financial Professional to make Index Option transfers and allocation changes on your behalf. However, we reserve the right to review a Financial Professional’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the Financial Professional’s trading history indicates excessive trading, we can deny your request. If we approve it, your Financial Professional is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

Investment Advisory Fee Deduction Example

These calculations show the effects on the Contract Value, Cash Value, and available Guaranteed Death Benefit Value of authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. These deductions immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, but they do not reduce the Guaranteed Death Benefit Value if they meet the requirements stated in this section. The example assumes we deduct
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the maximum available investment advisory fee of 1.50% of Contract Value once a year and pay it directly to your Financial Professional’s firm.

Investment Advisory Fee Withdrawal That Is Not a Taxable Distribution	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit
Prior to 1st fee deduction	$ 100,000	$ 97,000	$ 90,000	$ 105,000
$1,500 fee deduction	– $1,500	– $1,500	– $0	– $0

After fee deduction	$ 99,300	$ 96,300	$ 90,000	$ 105,000

Prior to 2nd fee deduction	$ 100,500	$ 97,100	$ 90,000	$ 105,000
$1,507 fee deduction	– $1,507	– $1,507	– $0	– $0

After fee deduction	$ 98,993	$ 95,593	$ 90,000	$ 105,000

Prior to 3rd fee deduction	$ 97,800	$ 95,200	$ 90,000	$ 105,000
$1,467 fee deduction	– $1,467	– $1,467	– $0	– $0
After fee deduction	$ 96,333	$ 93,733	$ 90,000	$ 105,000

The death benefit is the greater of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After we deduct the investment advisory fees the death benefit would either be the:

•	$99,300 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the first fee.

•	$98,993 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the second fee.

•	$96,333 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the third fee.

Please see section 10, Income Benefit – Excess Withdrawals for an example showing the impact of not authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead taking an Excess Withdrawal of $1,500 from the Contract to pay investment advisory fees to your Financial Professional.

WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase, Income Period and/or Annuity Phase) have ended, and/or

•	if we received a Valid Claim, all applicable death benefit payments have been made.

For example, if you take a full withdrawal of the total Cash Value, both the Accumulation Phase and the Contract end even though the Income Period and Annuity Phase never began and we did not make any death benefit payments.

2. OWNERSHIP, ANNUITANT, DETERMINING LIFE, BENEFICIARY, AND PAYEE

OWNER

The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (e.g. a trust, tax-exempt entity, or corporation). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

JOINT OWNER

A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Form N-4 SAI. In order to convert Income Payments to Annuity Payments the Covered Person(s) must be named as the Annuitant(s) as discussed in section 8, when Annuity Payments Begin. Designating different persons as Covered Person(s) and Annuitant(s) will cause the Income Benefit and Income Payments to end at the maximum permitted Annuity Date. Use care when designating Owners, Covered Person(s) and Annuitant(s), and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER

Action if the Contract is in the Accumulation Phase
•
We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the Beneficiary is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun).

•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse becomes the new Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun they can only continue if the surviving spouse is a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not a Determining Life, the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are not available and the Beneficiary(s) receives the Contract Value.
Action if the Contract is in the Annuity Phase
•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option A or C, payments end when the guaranteed period ends.
–	Annuity Option B, F, or G, payments end. If Income Payments were converted to Annuity Payments under Annuity Option B or F, we will also pay any remaining value to the named Beneficiary(s).
–	For more information on the Annuity Options, please see section 8.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

DETERMINING LIFE (LIVES)

The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change if:

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•	you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life,

•	you add or change a Joint Owner, then that person will become a Determining Life if they are the current spouse within the meaning of federal tax law of an existing Owner, or

•	you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.

BENEFICIARY

The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die within 120 hours of each other, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.

•  FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die within 120 hours of each other, we pay the death benefit to the named contingent Beneficiaries or equally to the estate of the Joint Owners if there are no named contingent Beneficiaries.

•  NAMING AN ESTATE AS A BENEFICIARY: If an estate is the Beneficiary, the estate must be the sole primary Beneficiary, unless the Spouse is the sole primary Beneficiary. If the Spouse is the sole primary Beneficiary, then an estate can be a contingent beneficiary.

ELIGIBLE PERSON(S) AND COVERED PERSON(S)

We determine Eligible Persons on the Issue Date based on the Contract’s ownership and tax qualification status. We use Eligible Person(s) to determine the Income Percentage and Income Percentage Increase, when you will begin receiving Income Percentage Increases, when Income Payments are available to you, and the payment type (single or joint) available to you.

We base Income Payments on the lives of the Covered Person(s). We determine the Covered Person(s) on the Income Benefit Date based on the available Eligible Person(s), their marital status, and the payment type you select. Joint Income Payments are only available if there are two Eligible Persons on the Income Benefit Date who are also spouses within the meaning of federal tax law and they meet the requirements stated here. Because Income Payments must begin no later than age 100, joint Income Payments are not available if:

•	there is more than a 50-year age difference between spouses;

•	you select the Traditional Death Benefit and purchase this Contract at the maximum issue age of 80 and there is more than a 20-year age difference between spouses; or

•	you select the Maximum Anniversary Value Death Benefit and purchase this Contract at the maximum issue age of 75 and there is more than a 25-year age difference between spouses.

Eligible Person and Covered Person Requirements

For a single, individual Owner:

•	You, the Owner, are an Eligible Person.

•	If you and the sole primary Beneficiary are spouses within the meaning of federal tax law, the sole primary Beneficiary is also an Eligible Person.

•	If you select single Income Payments only you, the Owner, can be the Covered Person.

•	If you select joint Income Payments you must designate yourself, the Owner, to be a Covered Person.

For Joint Owners:

•	Both Joint Owners are Eligible Persons.

•	If you select single Income Payments you can designate either Eligible Person to be the Covered Person.

•	If you select joint Income Payments you must designate both Joint Owners to be the Covered Persons.

For Contracts owned by a non-individual:

•	The Annuitant is the Eligible Person.

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•	For Non-Qualified Contracts, we only allow one Eligible Person and joint Income Payments are not available.

•
For Qualified Contracts, if the Owner is a qualified plan or a custodian and the Annuitant and sole contingent Beneficiary are spouses within the meaning of federal tax law, the sole contingent Beneficiary is also an Eligible Person. However, joint Income Payments are only available if the qualified plan or custodian is also the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive Income Payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.

•	If you select single Income Payments only the Annuitant can be the Covered Person.

If an Eligible Person or a Covered Person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above due to death, change in spousal status, an assignment or change of ownership/Beneficiary, we will remove that person from the Contract as an Eligible Person or Covered Person. If an Eligible Person is removed, you cannot designate that person to be a Covered Person. If a Covered Person is removed, that person is no longer a Covered Person. If we remove all Eligible Persons or Covered Persons from the Contract, the Income Benefit ends.

You can only add or replace an Eligible Person on or before the date you request Income Payments. If you add or change an Owner, sole primary Beneficiary or sole contingent Beneficiary that person will become an Eligible Person if they are the current spouse within the meaning of federal tax law of an existing Eligible Person and meet the requirements stated in this section. If you add or replace an Eligible Person we will recalculate your Lifetime Income Percentages based on the age of the new Eligible Person on the Index Effective Date and Index Anniversaries, if applicable, as stated in the Summary of the Income Benefit – How Does the Income Benefit Work? At any given time there cannot be more than two Eligible Persons. After the Income Benefit Date, you cannot add, remove, or replace a Covered Person even if you add or change an Owner, or Beneficiary.

Change in Spousal Status of Eligible Persons or Covered Persons

If at any time joint Eligible Persons or joint Covered Persons are no longer spouses you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you unless you remarry and add your new spouse as a Joint Owner or sole primary or contingent Beneficiary according to the requirements stated in this section. If we receive notice after the Income Benefit Date, we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.

Upon notification of divorce, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal of Contract Value payable to you. We process the withdrawal and remove one spouse from the Contract as an Eligible Person or Covered Person, Owner, Annuitant and/or Beneficiary, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or MVA, and may cause Income Payments and the Income Benefit to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit to the Beneficiary(s) and the Contract and the Income Benefit both end.

PAYEE

The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

ASSIGNMENTS, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF CONTRACT RIGHTS

You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.

You must submit your request to assign the Contract in writing to our Service Center. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.

We record the assignment as of the date you signed the request, unless you specify otherwise. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. A request is in “Good Order” when it contains all the information we require to process it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
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•  An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

•  An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, replacing Joint Owners with a Trust, or adding a Joint Owner if that person is a spouse within the meaning of federal tax law of the existing Owner.

3. PURCHASING THE CONTRACT

PURCHASE REQUIREMENTS

To purchase this Contract, on the Issue Date all Owners and the Annuitant must be:

•	age 80 or younger, or

•	age 75 or younger if you select the Maximum Anniversary Value Death Benefit.

The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial Purchase Payment due on the Issue Date is $5,000.

•
We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date you cannot add more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.

•	We do not accept additional Purchase Payments on or after the Income Benefit Date, or on or after the Annuity Date.

•	The maximum total Purchase Payments we accept without our prior approval is $3 million.

We may, at our sole discretion, waive the minimum Purchase Payment requirements.

Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to the AZL Government Money Market Fund before we transfer it to your selected Index Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.

We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix D. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s guaranteed benefits such as the Income Benefit, Traditional Death Benefit or Maximum Anniversary Value Death Benefit.

APPLICATIONS SENT ELECTRONICALLY

We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE TRANSFERS

The allocation instructions you provide on your application automatically become your default allocation instructions. We use these allocation instructions for all Purchase Payments we receive unless you change them. We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments we receive on days other than the Index Effective Date or an Index Anniversary in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your most recent allocation instructions. For additional Purchase Payments we receive after the Index Effective Date, this transfer occurs on the next Index Anniversary. We apply any Purchase Payments we receive on the Index Effective Date or on an Index Anniversary directly to the Index Options on that day; these Purchase Payments are not held in the AZL Government Money Market Fund.

We only allow Index Option Value transfers between Index Options on Term End Dates. We do not allow assets to move into an established 3-year or 6-year Term Index Option until the Term End Date.

You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month.

On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month the deferred Index Effective Date
• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month

You should be aware that, generally, DPSCs, Precision Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at www.allianzlife.com/indexincomeadvrates and cannot be superseded until that period ends. If you select the earliest Index Effective Date, the initial rates available for review on your Issue Date will be the rates on your Index Effective Date. However, if you choose to defer your Index Effective Date your initial rates may change from the values that were available on the Issue Date. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. In addition, if you select an Index Effective Date that is after the end of the free look period, you will bear the risk that initial DPSCs, Precision Rates, Caps, and Participation Rates may change and be less advantageous to you and that you will be subject to the contract maintenance charge, product fee, and rider fee if you then elect to cancel the Contract on or before the Index Effective Date, but after the free look period. You may review future rates at least seven calendar days before their effectiveness at www.allianzlife.com/indexincomeadvrates. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.

You can change your allocation instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these allocation instructions on your behalf. Changes to your allocation instructions will transfer existing Index Option Values on the Term End Date.

We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Index Option Value between Index Options. You request transfers between Index Options by changing your allocation instructions. For more information, see the “Electronic Allocation Instructions” discussion next in this section. On each Term End Date, if we have not received allocation instruction changes from you all assets invested continue to be invested in the Index Options at the renewal DPSCs, Precision Rates, Caps, and Participation Rates.

We must receive all Index Option allocation instruction changes (which will transfer your Index Option Values) in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day).
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•  In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or before the end of the prior Business Day if the anniversary is a non-Business Day).

•  Purchase Payments we hold in the AZL Government Money Market before transferring them to your selected Index Options are subject to Contract fees and expenses (e.g. product fee), and market risk and may lose value.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

ELECTRONIC ALLOCATION INSTRUCTIONS

We use reasonable procedures to confirm that electronic allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.

By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

FREE LOOK/RIGHT TO EXAMINE PERIOD

If you change your mind about the Contract, you can cancel it within the free look period stated on the first page of your Contract. In most states, this is ten calendar days after you receive the Contract. If you cancel your Contract during the free look period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.

IRA Contracts require us to return Purchase Payments less withdrawals. If you cancel your IRA Contract, we return the greater of Purchase Payments less withdrawals or Contract Value.

Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to hold your initial Purchase Payment in the AZL Government Money Market Fund until the free look period ends, and then re-allocate your Contract Value, less fees and expenses, according to your Purchase Payment default instructions. If we hold your initial Purchase Payment in the AZL Government Money Market Fund during the free look period and the requested Index Effective Date would occur during this time, we change your Index Effective Date to the next Business Day after the free look period that is not the 29th, 30th or 31st of the month. Then, if you:

•
cancel your Contract during this time, we return the greater of Purchase Payments less withdrawals and less any investment advisory fees deducted from your Contract if you authorize your Financial Professional’s firm to receive these fees, or Contract Value. We do not apply an MVA or deduct any other Contract fees or expenses if you cancel your Contract during the free look period.

•	do not cancel your Contract during this time, we re-allocate your Contract Value to the Index Options according to your Purchase Payment default instructions on the Index Effective Date.

In the Contract, the free look provision is also called the right to examine.

4. AZL GOVERNMENT MONEY MARKET FUND

Information regarding the AZL Government Money Market Fund, including its (i) investment objective, (ii) investment adviser and subadviser , (iii) current expenses, and (iv) performance is available in Appendix E – Variable Investment Option Under the Contract. The AZL Government Money Market Fund has issued a prospectus that contains more detailed information about the fund. You should read the prospectus for the fund carefully before investing. The fund’s prospectus and other information can be found online at [        ].  You can also request this information at no cost by calling (800) 624-0197, by sending an email request to [        ], or by contacting your Financial Professional. We send you the current copy of the AZL Government Money Market Fund's prospectus when we issue the Contract.

There are potential risks associated with the AZL Government Money Market Fund's investment strategies. Depending on market conditions, you can gain or lose value by investing in the AZL Government Money Market Fund. In the future, we may add, eliminate or substitute variable investment options to the extent permitted by the federal securities laws and, when required, the SEC.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Currently, the AZL Government Money Market Fund is not a publicly available mutual fund. It is available only as a variable investment option in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. The AZL Government Money Market Fund's

Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.

The AZL Government Money Market Fund's name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the AZL Government Money Market Fund's investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios' investment results will be comparable even though the AZL Government Money Market Fund has the same name, investment advisers, objectives, and policies.

The AZL Government Money Market Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the AZL Government Money Market Fund's advisers, distributors and/or affiliates for administrative services and benefits we provide to the AZL Government Money Market Fund. The compensation amount usually is based on the AZL Government Money Market Fund's aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.35% annually of the average aggregate amount invested by us in the variable investment options.

We offer other variable annuity contracts that may invest in the AZL Government Money Market Fund. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

Allianz Investment Management LLC, AZL Government Money Market Fund's investment adviser, is affiliated with us through common ownership.

SUBSTITUTION AND LIMITATION ON HOLDINGS

We may substitute another variable investment option for the AZL Government Money Market Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. A new or substitute variable investment option may have different fees and expenses. We may limit the amount of additional Purchase Payments held in the AZL Government Money Market Fund if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close the AZL Government Money Market Fund. The fund companies that sell shares of the AZL Government Money Market Fund to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

EXCESSIVE TRADING AND MARKET TIMING

Currently the Contract does not offer any variable investment options to which you can allocate money. If we were to offer variable investment options in the future they would be subject to the following provisions.

We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing a variable investment option to maintain a higher level of cash or causing a variable investment option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the variable investment options from potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).

•
Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.

•	Prohibit transfers into specific variable investment options.

•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, a variable investment option may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting variable investment option returns. Similarly, rapid or frequent trading may cause a variable investment option to incur excessive transaction fees, which also could affect performance.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

In addition, some of the variable investment options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the variable investment options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for a variable investment option’s shares are subject to acceptance by that variable investment option’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Variable investment options may add or change policies designed to restrict market timing activities. For example, variable investment options may impose restrictions on transfers between variable investment options in an affiliated group if the investment adviser to one or more of the variable investment options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, a variable investment option may impose a short-term trading fee on purchases and sales within a specified period. You should review the variable investment options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of variable investment option restrictions and actions taken by the variable investment options’ managers.

This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

VOTING PRIVILEGES

We legally own the AZL Government Money Market Fund shares. However, when the AZL Government Money Market Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest as follows:

•
You can provide voting instructions based on the dollar value of the AZL Government Money Market Fund’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

5. VALUING YOUR CONTRACT

Your Contract Value is the total of the Variable Account Value and all Index Option Values.

Variable Account Value increases when….	Variable Account Value decreases when….
• we hold Purchase Payments in the AZL Government Money Market Fund before transferring them to your selected Index Options, or • there is positive AZL Government Money Market Fund performance
• we take assets out of the AZL Government Money Market Fund and transfer them to your selected Index Options,
• there is negative AZL Government Money Market Fund performance, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the AZL Government Money Market Fund include the product fee, rider fee, and contract maintenance charge as described in section 6, Expenses.

The AZL Government Money Market Fund does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the AZL Government Money Market Fund.

Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment or Contract Value transfer, or • you receive a positive Credit or Daily Adjustment
• you take assets out of an Index Option by
withdrawal (including any MVA) or Contract Value transfer,
• you receive a negative Credit or Daily Adjustment, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the Index Options include the product fee, rider fee, and contract maintenance charge as described in section 6, Expenses.

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. The Daily Adjustment applies on any Business Day other than the Term Start Date or the Term End Date.

Credits are subject to the applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. Positive Credits are not guaranteed and Credits can be zero under all the Index Options. Credits can be negative after application of the Buffer for any Index Option with the Index Precision Strategy or Index Performance Strategy, or negative down to the Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.

We require that the Contract Value after a partial withdrawal must be at least $2,000.* We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to Income Payments or RMD payments under our minimum distributions program.

DETERMINING VARIABLE ACCOUNT VALUE

The Separate Account holds the assets for the Purchase Payments held in the AZL Government Money Market Fund before we transfer them to the Index Options. The Separate Account is divided into subaccounts, one of which invests exclusively in the shares of the AZL Government Money Market Fund.

We convert Purchase Payments held in the AZL Government Money Market Fund into subaccount accumulation units. The subaccount’s daily price (accumulation unit value) is based on the AZL Government Money Market Fund’s price. The AZL Government Money Market Fund’s price is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. The AZL Government Money Market Fund's price reflects deduction of its operating expenses.

We calculate your Variable Account Value at the end of each Business Day by multiplying the subaccount’s accumulation unit value by its number of accumulation units.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

On the Issue Date, the number of accumulation units in the subaccount is equal to the amount allocated to the subaccount divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:

•	increase when we add Purchase Payments to the AZL Government Money Market Fund, and
•
decrease when assets are removed from the AZL Government Money Market Fund by transfer, withdrawals you request, or when we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

We arbitrarily set the initial accumulation unit value for the subaccount. At the end of each Business Day, we determine the new accumulation unit value for the subaccount by multiplying the prior Business Day’s accumulation unit value by the AZL Government Money Market Fund’s percentage change in price since the prior Business Day. The percentage change in price includes the AZL Government Money Market Fund’s market performance.

Example

•	We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the subaccount of the AZL Government Money Market Fund.

•	We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the AZL Government Money Market Fund.

DETERMINING INDEX OPTION VALUES

We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment can be positive or negative and is discussed later in this section.

On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:

•	any Purchase Payment received that day which you allocated to that Index Option, and

•	any Contract Value transferred into that Index Option.

At the end of each subsequent Business Day for each selected Index Option, we first either apply:

•	the Daily Adjustment if this is not the Term End Date, or

•	a Credit if this is the Term End Date.

We calculate Credits as described under “Calculating Credits” next in this section and apply them as follows:

•	We multiply each Index Option Base by its Credit and add this amount to its Index Option Base.

•	Then we set each Index Option Value equal to its Index Option Base.

Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

•
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.

•	Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.

•
Partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract reduce these values by the dollar amount withdrawn from the Index Option.

–
We deduct partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense.

–	We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Example

•
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any MVA).

•	Your partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).

–
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).

•	We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).

–
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).

• Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract also reduce these values proportionately in the same way as a partial withdrawal.

	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200

After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

•  Amounts removed from the Index Options during the Term for partial withdrawals you take and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not receive a Credit on the Term End Date. However, the remaining amount in the Index Options is eligible for a Credit on the Term End Date.

•  You cannot specify from which Index Option or the AZL Government Money Market Fund (if applicable) we deduct Contract expenses; we deduct Contract expenses from each Index Option and the AZL Government Money Market Fund proportionately based on its percentage of Contract Value. However, you can specify from which Index Option or the AZL Government Money Market Fund (if applicable) we deduct a partial withdrawal. There is no consistent financial advantage to providing partial withdrawal deduction instructions.

CALCULATING CREDITS

We base Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.

Crediting Method	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with DPSC	Credit is zero	Credit is equal to the DPSC set on the Term Start Date
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Crediting Method	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with Cap	Credit is zero
Protection Credit is equal to the Index Return up to the Cap set on the Term Start Date
Assume the Cap is 5%. If the Index Return is…
• 0%, the Protection Credit is zero.
• 4%, the Performance Credit is 4%.
• 12%, the Performance Credit is 5%.

Index Precision Strategy
Performance Credit is equal to the negative Index Return in excess of the Buffer
Assume the Buffer is 10%. If the Index Return is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.
Performance Credit is equal to the Precision Rate set on the Term Start Date
Index Guard Strategy
Performance Credit is equal to the negative Index Return subject to the Floor
Assume the Floor is -10%. If the Index Return is…
• -8%, the Performance Credit is -8%.
• -12%, the Performance Credit is -10%.

Performance Credit is equal to the Index Return up to the Cap set on the Term Start Date
Assume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy – 1-year Term
Performance Credit is equal to the negative Index Return in excess of the Buffer.
Assume the Buffer for the 1-year Term is 10%. If the Index Return for the year is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.

Performance Credit is equal to the Index Return up to the Cap set on the Term Start Date
Assume the Cap for the 1-year Term is 8%. If the Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy – 3-year Term
Performance Credit is equal to the negative Index Return in excess of the Buffer.
Assume the Buffer for the 3-year Term is 10%. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.

Performance Credit is equal to the Index Return multiplied by the Participation Rate, up to any Cap set on the Term Start Date
Assume the Participation Rate is 100% and the Cap is 80%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%.
If instead, the Participation Rate is 110% and the 3-year Term were uncapped, then if the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Crediting Method	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Performance Strategy – 6-year Term
Performance Credit is equal to the negative Index Return in excess of the Buffer.
Assume the Buffer for the 6-year Term is 10%. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.

Performance Credit is equal to the Index Return multiplied by the Participation Rate, up to any Cap set on the Term Start Date
Assume the Participation Rate is 100% and the Cap is 95%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 90%.
If instead, the Participation Rate is 110% and the 6-year Term were uncapped, then if the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

DAILY ADJUSTMENT

We designed the Daily Adjustment to provide an Index Option Value during the Term on days other than the Term Start Date or the Term End Date. The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Income Payments, Charge Base, and contract maintenance charge. It is discussed in the Summary of the Index Options - What is the Daily Adjustment?; and in Risk Factors – Risk of Negative Returns. The Daily Adjustment formula is described in Appendix B and in Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

PERFORMANCE LOCKS

We must receive a Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option on that day. Otherwise the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center. You can continue to request Performance Locks while you are receiving Income Payments. For the Increasing Income payment option, you can continue to request Performance Locks even after your Contract Value reduces to zero as long as your Income Payments continue, or are converted to Annuity Payments.

You (or your Financial Professional, if authorized) can request a Performance Lock based on targets you set only through your account on our website. You can set upper and/or lower targets for each Index Option each Term. Setting a target close to the current Index Option Value return (or close to the Daily Adjustment once Contract Value is reduced to zero) may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached.

A Performance Lock can be executed once each Term for each of these Index Options. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Term, Daily Adjustments do not apply for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. However, a locked Index Option Value can decrease if you take a partial withdrawal or when we deduct Contract expenses. On the next Index Anniversary that occurs on or immediately after the Lock Date, all
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date.

A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. A Performance Lock can also allow you to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date if you execute it on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Term End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer or Floor that you would have received if you waited for us to apply the Performance Credit on the Term End Date.

MARKET VALUE ADJUSTMENT (MVA)

We designed Index Advantage Income ADVSM to provide guaranteed retirement income, and one way we back that guarantee is by making long-term investments. The MVA helps us manage investment risk by aligning your Cash Value with the current value of the long-term investments backing your Contract guarantees (such as the Income Benefit). By managing the investment risk through the MVA, it may allow us to offer better DPSCs, Precision Rates, Caps, and Participation Rates.

The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg Barclays US Long Corporate Bond Index. If the yield for the Bloomberg Barclays US Long Corporate Bond Index is not published on any day that we calculate an MVA we use the rate from the most recent day it was published. As the chart below illustrates, bond yields typically have an inverse relationship to the MVA.

In general, if corporate bond yields at the time of the withdrawal are…	then the MVA will be…
Less than they were when the Annual Contribution Amount was established	Positive
Equal to what they were when the Annual Contribution Amount was established	Zero
Greater than what they were when the Annual Contribution Amount was established	Negative

We apply an MVA if you take a withdrawal (including an Excess Withdrawal), begin Annuity Payments, or if we pay a death benefit within seven Index Years of the establishment of an Annual Contribution Amount. We do not apply an MVA to MVA-Free Withdrawals; to deductions for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; or if you cancel your Contract within the free look period. The free withdrawal privilege is not available on a full withdrawal. If you take a full withdrawal you will be subject to an MVA on any Annual Contribution Amounts that are still within the seven Index Year MVA period.

The total MVA is the sum of the MVAs for each Annual Contribution Amount. The MVA for each Annual Contribution Amount is equal to the amount of Purchase Payment being withdrawn from that Annual Contribution Amount multiplied by the MVA factor. On the Index Effective Date we establish the first Annual Contribution Amount, which is all Purchase Payments received on or before that date less withdrawals you took. We establish additional Annual Contribution Amounts on subsequent Index Anniversaries if you make additional Purchase Payments. Each additional Annual Contribution Amount is equal to the Purchase Payments received after the last established Annual Contribution Amount up to and including the current Index Anniversary less withdrawals you took. Withdrawals you take that are subject to an MVA reduce your Annual Contribution Amounts by the dollar amount withdrawn. However, we do not reduce Annual Contribution Amounts for MVA-Free Withdrawals, or deductions we make for Contract fees, and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. In addition, when you request a partial withdrawal that is subject to an MVA, the MVA may increase or decrease the amount we need to withdraw from an Annual Contribution Amount in order to send you the amount you request (please see the example below). The maximum total positive or negative MVA is 10% of Contract Value if you take a full withdrawal, begin Annuity Payments, or if we pay a death benefit. On a partial withdrawal, the maximum total positive or negative MVA is 10% of the amount withdrawn.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The MVA factor is equal to (A ÷ B)t -1, where:

•	A is one plus the initial yield on the Bloomberg Barclays US Long Corporate Bond Index on the Index Effective Date or Index Anniversary that we established the Annual Contribution Amount.

•	B is one plus the yield on the Bloomberg Barclays US Long Corporate Bond Index at the end of the last Business Day prior to the date we apply the MVA.

• t is the number of days from the date we apply the MVA to the next Index Anniversary, divided by 365, plus the number of whole Index Years remaining in the Annual Contribution Amount’s MVA period.

Calculating an MVA on a partial withdrawal	Example
For purposes of calculating an MVA on a partial withdrawal, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis as follows.
You make an initial Purchase Payment on a Non-Qualified Contract of $55,000 on the Index Effective Date (your 1st Annual Contribution Amount), and make another Purchase Payment on the first Index Anniversary of $45,000 (your 2nd Annual Contribution Amount), for a total Annual Contribution Amount of $100,000. The yield on the Bloomberg Barclays US Long Corporate Bond Index on the Index Effective Date is 2.00%, and is 3.00% on the first Index Anniversary (these are “A” in the MVA factor formula).
On the third Index Anniversary, your Contract Value is $110,000, the yield on the Bloomberg Barclays US Long Corporate Bond Index is 2.50% (this is “B” in the MVA factor formula), Income Payment have not yet begun, and you request a $70,000 withdrawal. The time remaining in each Annual Contribution Amount is 4 years for the 1st amount, and 5 years for the 2nd amount (“t” in our MVA factor formula). We withdraw money and compute the MVA as follows.

1.  First we withdraw from any Variable Account Value in the AZL Government Money Market Fund. This withdrawal is not subject to an MVA, but it does reduce the Purchase Payments we apply to the next Annual Contribution Amount dollar for dollar.
1. Variable Account Value in the AZL Government Money Market Fund. You made no Purchase Payments during the third Index Year, so there is no Variable Account Value in the fund and this does not apply.
2.  Next we withdraw from any Annual Contribution Amounts that are beyond the seven Index Year MVA period. This withdrawal is not subject to an MVA and it reduces your Annual
Contribution Amounts dollar for dollar.
2. Annual Contribution Amounts beyond the MVA period. Both Annual Contribution Amounts are still within the MVA period, so this does not apply.
3.  Amounts available as an MVA-Free Withdrawal. This includes partial withdrawals you take during the Accumulation Phase and before the Income Period under the free withdrawal privilege, Income Payments, and RMD payments under our minimum distribution program. MVA-Free Withdrawals are not subject to an MVA and do not reduce your Annual Contribution Amounts.

3.  Amounts available as an MVA-Free Withdrawal. You did not take any other withdrawals this Index Year, so the entire free withdrawal privilege (10% of your total Annual
Contribution Amounts, or $10,000) is available to you without incurring an MVA. This withdrawal will not reduce your Annual Contribution Amounts.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Calculating an MVA on a partial withdrawal	Example
4.  Next, on a FIFO basis, we withdraw from any Annual
Contribution Amounts within your Contract’s seven Index Year MVA period and assess an MVA. The MVA for an Annual Contribution Amount is equal to the amount of Purchase Payment withdrawn from that Annual Contribution Amount multiplied by the MVA factor. We determine your total MVA by multiplying each Annual Contribution Amount by its applicable MVA and then totaling the MVAs. These withdrawals reduce your Annual Contribution Amounts.

4.  Annual Contribution Amounts within the MVA period on a FIFO basis. The total amount we withdraw from the 1st Annual Contribution Amount is $55,000, which is subject to a -$1,065.34 MVA, and you receive $53,934.66. We determine this amount as follows:
The MVA factor is [(A ÷ B)t -1] =
 [(1 + 2%) ÷ (2% + 2.50%)]4 – 1] = -1.94%.
(amount withdrawn) x (1 + MVA factor) = the amount you receive, or: $55,000 x 0.9806) = $53,934.66
Next we withdraw from the 2nd Annual Contribution Amount.
So far, you received $64,934.66 ($10,000 under the free withdrawal privilege, and $53,934.66 from the 1st Annual Contribution Amount which is now reduced to $0), so you must receive an additional $6,065.34 to equal the $70,000 you requested. We determine the amount we must withdraw from the 2nd Annual Contribution Amount as follows:
The MVA factor is [(A ÷ B)t -1] =
 [(1 + 3%) ÷ (1 + 2.50%)]5 – 1 = 2.46%.
We calculate the amount withdrawn and its partial MVA as follows:
(the amount you receive) ÷ (1 + MVA factor) = amount withdrawn, or:
$6,065.34 ÷ (1 + 2.46%) = $5,919.55
Because the MVA is positive we withdraw $5,919.55 from the 2nd Annual Contribution Amount to get you $6,065.34.

5. Finally, we withdraw from any Contract earnings. This withdrawal is not subject to an MVA and does not reduce your Annual Contribution Amounts.
5.  Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $70,919.55 from your Contract, of which you received $70,000 due to the partial MVA of -$919.55 (which is less than the 10% limit on the amount withdrawn). We also reduced the 1st Annual
Contribution Amount from $55,000 to $0, and your 2nd Annual Contribution Amount from $45,000 to $39,080.45 ($45,000 - $5,919.55).

Upon a full withdrawal, we first deduct any final product and rider fees and contract maintenance charge from your Contract Value before we calculate the MVA. We then add or deduct any applicable MVA from the total remaining Contract Value and send you the Cash Value. For a partial withdrawal, we pay you the amount you requested and deduct this amount and any MVA from the total Contract Value. We deduct any partial withdrawal (including any MVA) proportionately from each Index Option unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also deduct the product or rider fees or contract maintenance charge, we deduct these fees and expenses before we calculate and deduct the partial withdrawal (including any MVA) from the Contract Value. If this is also a day that we deduct investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, we deduct these fees after the partial withdrawal.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•  Upon a full withdrawal the free withdrawal privilege is not available to you, and we apply an MVA against Annual Contribution Amounts that are still within their MVA period. On a full withdrawal your total Annual Contribution Amounts may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Annual Contribution Amounts:

– prior MVA-Free Withdrawals,
– deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, and/or
– poor performance.
•  Withdrawals may also be subject to ordinary income taxes, and a 10% additional federal tax if you are under age 59 1∕2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).

• For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.

6. EXPENSES

Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.

BASE CONTRACT EXPENSES (PRODUCT AND RIDER FEES)

In your Contract, the base contract expense is referred to as the “product fee and rider fee”. The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current fee is less than future Contract administration costs as well as the cost of providing certain features under the Contract. The rider fee compensates us for the benefits provided by the Income Benefit, including the benefits’ guarantees. If the product and rider fees cover these costs and risks, any excess is profit to us. We anticipate making such a profit.

Base Contract Expenses (as a percentage of the Charge Base)
Product Fee(1)	0.25%
Rider Fee for the Income Benefit	0.70%
Total Base Contract Expenses	0.95%

(1)
Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 11, Death Benefit.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The product and rider fees are annualized rates that we calculate and accrue on a daily basis as a percentage of the Charge Base during the Accumulation Phase as follows.

Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment. • We begin calculating and accruing the daily product fee, and rider fee if applicable, on the day after the Issue Date.
• First we calculate and accrue the daily product and rider fees, using the Charge Base. If this is a non-Business Day we use the Charge Base from the end of the prior Business Day.
• Then if this is a Business Day we
increase/decrease the Charge Base as follows.
– If we receive an additional Purchase
Payment, we increase the Charge Base by the dollar amount we receive.
– If you take a partial withdrawal, or we deduct Contract fees, expenses, and investment advisory fees that you authorize your
Financial Professional’s firm to receive from the Contract, we decrease the Charge Base by the percentage of Contract Value withdrawn (including any MVA). All
withdrawals you take reduce the Charge
Base, even MVA-Free Withdrawals.

• First we process all daily transactions and determine your Contract Value. Daily transactions include any gains/losses due to AZL Government Money Market Fund performance or application of any Daily Adjustment (or Credit if this is also the Term End Date), any additional Purchase Payment, any partial withdrawals you take (including any MVA), and deductions we make for Contract fees and expenses (including deduction of the accrued daily product and rider fees for the prior quarter) and any investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. All partial withdrawals you take reduce the Charge Base, even MVA-Free Withdrawals.
– We deduct the accrued product and rider fees for the prior quarter on a dollar for dollar basis from the Contract Value, and proportionately from each Index Option and the AZL
Government Money Market Fund.
• Then we set the Charge Base equal to this Contract Value and we calculate and accrue the next quarter’s daily product and rider fees using the newly set Charge Base.

*  Or the next Business Day if the Quarterly Contract
Anniversary is a non-Business Day.

Example: Contract Value is $125,000; Charge Base is $127,000; a $10,000 partial withdrawal (including any MVA) would
decrease the Charge Base by $10,160.
[($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base will increase/decrease the daily product and rider fees we calculate and accrue on the next day.

Examples of how we calculate the product and rider fees are included in Appendix C.

We do not treat the deduction of the accrued product and rider fees as a withdrawal when computing your Guaranteed Death Benefit Value (see section 11).

Deduction of the final product and rider fees

•	If you take a full withdrawal we deduct the final accrued product and rider fees before processing the withdrawal.

•	If you annuitize the Contract, we deduct the final accrued product and rider fees before calculating Annuity Payments.

• Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A, or Annuity Payments under death benefit payment Option C, is selected. If the Income Benefit ends due to death, we also deduct its final rider fee before calculating the death benefit. For more information on the death benefit payment options see section 11, Death Benefit.

If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product and rider fees, we deduct your total remaining Contract Value to cover the accrued product and rider fees and reduce your Contract Value to zero. If the deduction of the accrued product and rider fees reduces your Contract Value to zero and the Income Benefit and your selected death benefit have ended, we treat this as a full withdrawal and your Contract ends.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

OPTIONAL BENEFIT ADDITIONAL RIDER FEE

Maximum Anniversary Value Death Benefit

If you have the Maximum Anniversary Value Death Benefit, we deduct an additional rider fee from your Contract Value during the Accumulation Phase while your benefit is in effect. The additional rider fee is 0.20%, as a percentage of the Charge Base. We no longer assess the 0.20% additional rider fee once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you. We deduct the final accrued additional rider fee before calculating the death benefit. The additional rider fee compensates us for the risks we assume under the Maximum Anniversary Value Death Benefit.

When calculating the Maximum Anniversary Value, we deduct all Contract fees and expenses on the Index Anniversary (including the accrued product and rider fees if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains.

CONTRACT MAINTENANCE CHARGE (ADMINISTRATIVE EXPENSES)

Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:

•	During the Accumulation Phase (and Income Period, if applicable), if the Contract Value is at least $100,000 on the Contract Anniversary.

•	During the Annuity Phase if the Contract Value on the last Business Day before the Annuity Date is at least $100,000.

•	When paying death benefits.

During the Accumulation Phase, we deduct the contract maintenance charge:

•	on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and

•	we deduct it proportionately from each Index Option and the AZL Government Money Market Fund.

If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment).

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

AZL GOVERNMENT MONEY MARKET FUND EXPENSES

Charges deducted from and expenses paid out of the assets of the AZL Government Money Market Fund are described in the fund’s prospectus.

These expenses reduce the AZL Government Money Market Fund's performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value. The fund provided us with the expense information included in this prospectus and we did not independently verify it.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

7. ACCESS TO YOUR MONEY

Your Contract Value is available under the following circumstances:

•
by taking a withdrawal (including withdrawals under the free withdrawal privilege; Income Payments and Excess Withdrawals; and for Qualified Contracts only, RMD payments under our minimum distribution program);

•	by taking Annuity Payments; or

•	when we pay a death benefit.

You can take withdrawals during the Accumulation Phase, however, Income Payments and Excess Withdrawals are only available during the Income Period. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.

Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to RMD payments under our required minimum distribution program.

**	Does not apply to Income Payments or RMD payments under our minimum distributions program.

We deduct any partial withdrawal first from the AZL Government Money Market Fund, then proportionately from each Index Option. Partial withdrawals deducted from the AZL Government Money Market Fund do not include an MVA, but amounts withdrawn from the Index Options will include any applicable MVA.

When you take a full withdrawal of the Cash Value we process your request on the Business Day we receive it in Good Order at our Service Center as follows:

•	total Contract Value,

•	less any final product and rider fees, and contract maintenance charge, and

•	increased or decreased for any MVA.

See the Fee Tables and section 6, Expenses for a discussion of the Contract fees and expenses. For information on the MVA see section 5, Valuing Your Contract.

We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

•  Withdrawals may be subject to an MVA, state and federal taxation, and a 10% additional federal tax if you are under age 59 1∕2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).

•  Joint Owners: We send each Joint Owner a check for half of the withdrawal amount and tax that Joint Owner individually. This can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner will be subject to the 10% additional federal tax.

•  We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals (including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

FREE WITHDRAWAL PRIVILEGE

Each Index Year during the Accumulation Phase and before the Income Period, you can withdraw up to 10% of your total Annual Contribution Amounts without incurring an MVA (the free withdrawal privilege). Any unused free withdrawal privilege in one Index Year is not added to the amount available to you in the next Index Year. Withdrawals from Annual Contribution Amounts that are outside the seven Index Year MVA period are not subject to an MVA and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program are not subject to an MVA, but do reduce your free withdrawal privilege.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Example
Assume you purchased a Contract ten years ago with an initial $90,000 Purchase Payment, and you made a second $100,000 Purchase Payment three years ago. You take a RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a withdrawal charge, but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $107,500 is available to you without an MVA: the initial $90,000 Purchase Payment that is beyond the 7-Index Year MVA period, and $17,500 remaining free withdrawal privilege. The remaining $42,500 of your requested withdrawal would be subject to an MVA.

The free withdrawal privilege is not available upon a full withdrawal or during the Income Period.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase (and Income Period, if applicable). Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. RMD payments are not subject to an MVA, but they reduce the free withdrawal privilege amount during the Index Year. We do not consider deductions we make for investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your RMD payments. We can make payments to you on a monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before payments begin.

When you request Income Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use Income Payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Income Payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to an MVA. For more information, see section 10, Income Benefit – Calculating Your Income Payments.

We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.

You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency (as determined by the SEC) exists as a result of which disposal of the AZL Government Money Market Fund shares is not reasonably practicable or we cannot reasonably value the shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Income Payments and Excess Withdrawals.

8. THE ANNUITY PHASE

Prior to annuitization, you can take a full withdrawal and receive your Cash Value. If you take a full withdrawal on any day other than a Term Start Date or Term End Date we apply the Daily Adjustment to the Index Option Values before we deduct the final Contract fees and expenses and apply any MVA.

Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.

You can request regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Contract Value less the final product and rider fees, or Cash Value on the Annuity Date.

•	The age of the Annuitant and any joint Annuitant on the Annuity Date.

•	The gender of the Annuitant and any joint Annuitant where permitted.

•	The Annuity Option you select.

•	Your Contract’s interest rate (or current rates, if higher) and mortality table.

If the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment if you selected a 3-year or 6-year Term Index Option. However, for 1-year Term Index Options each Index Anniversary is a Term End Date. Therefore, 1-year Term Index Options are not subject to a Daily Adjustment on the Annuity Date. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period that you selected, except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. We deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment). However, if your Contract Value on the last Business Day before the Annuity Date is at least $100,000 we waive the contract maintenance charge during the Annuity Phase.

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below. After Annuity Payments begin, you cannot change the Annuity Option.

Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years.

Option B - Life. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option C - Life with Guaranteed Period. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select. The guaranteed period must be either five or ten years

Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 or the original amount. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Under Annuity Options B, F and G, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim we will pay the greater of Contract Value or Cash Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.

After the Annuitant’s death under Annuity Options A and C, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 10-year guaranteed period are less than payout rates for a 5-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option C with ten years of guaranteed monthly payments.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

WHEN ANNUITY PAYMENTS BEGIN

Annuity Payments must begin on the maximum Annuity Date stated in your Contract, which is the Index Anniversary that occurs on or immediately after the Annuitant reaches age 100. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for an earlier Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary.

• If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate.
•  If on the maximum Annuity Date your Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance. If on your maximum Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option C with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

•  For Contracts in the Income Period: We will convert your Income Payments to Annuity Payments if your Contract Value is greater than zero and you take Annuity Payments under Annuity Option B or F as follows.

For single Income Payments, if you choose Annuity Option B (Life) the sole Covered Person becomes the sole Annuitant and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option B based on the greater of Contract Value or Cash Value; or
– the current annual maximum Income Payment available to you.
For joint Income Payments, if you choose Annuity Option F (Joint and Survivor) the joint Covered Persons become the joint Annuitants and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option F based on the greater of Contract Value or Cash Value; or
– the current annual maximum Income Payment available to you.
If you select Annuity Option A, C, or G, we do not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. On request we provide illustrations showing you the amount of Annuity Payments you could receive.

If we convert your Income Payments to Annuity Payments:
–  On the Annuity Date we establish a “remaining value” equal to your Contract Value. Each Annuity Payment reduces the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(s).

–  If you selected the Increasing Income payment option, your Annuity Payments will increase on each Index Anniversary if your selected Index Options receive a DPSC or Protection Credit, or by the Daily Adjustment if you exercise a Performance Lock, as described in section 10.

–  If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 12, Taxes – Taxation of Annuity Contracts.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

9. BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Annual Contribution Amounts each Index Year without incurring an MVA.	None
• Only available during the Accumulation Phase.
• Not available during the Income Period.
• Not available upon a full withdrawal.
• Unused free withdrawal amounts not available in future years.
• Program withdrawals may be subject to negative Daily Adjustments.
• Program withdrawals may be subject to income taxes, including a 10% additional federal tax if taken before age 59 ½.

Minimum Distribution Program	Allows you to take automatically take withdrawals to satisfy the minimum distribution requirements (RMD) imposed by the Internal Revenue Code.	None
• Only available during the Accumulation Phase.
• Only available to IRA or SEP IRA Contracts.
• Program withdrawals count against free withdrawal privilege.
• Program withdrawals may be subject to negative Daily Adjustments.
• Program withdrawals may be subject to income taxes.
• Program withdrawals may be monthly, quarterly, semi-annual or annual, unless you have less than $25,000 in Contract Value, in which case only annual payments are available.
• We reserve the right to discontinue or modify the program subject to the requirements of law.

Investment Advisory Fees
We designed the Contract for persons who are receiving ongoing investment advice from a Financial Professional. You can instruct us to automatically withdraw investment advisory fees from your Contract to pay your Financial Professional.
None
• Only available during the Accumulation Phase.
• Investment advisory fees are in addition to the Contract’s fees and expenses.
• Program withdrawals may be subject to negative Daily Adjustments.
• Unless our requirements are met: withdrawals (i) will be treated as taxable distributions and may be subject to a 10% additional federal tax if taken before age 59 ½; (ii) may be subject to MVAs; and (iii) will not receive the more favorable treatment with respect to certain Contract benefits that is afforded to withdrawals that do satisfy our requirements.
• Our requirements limit investment advisory fee withdrawals to 1.5% of Contract Value each Contract Year, require the fees to be solely for advisory services provided with respect to the Contract, and require the Contract to be the sole source of payment.
• See section 1 for an example of how deduction of investment advisory fees that meet our requirements impact the Contract.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Income Benefit
Guaranteed lifetime withdrawal benefit providing for yearly payments until the death of the Covered Person(s) if conditions are satisfied.
An automatic annual payment increase feature that may increase payments after the Income Benefit Date.
Include the Income Multiplier Benefit for no additional charge that can increase income to help pay for needed care
Section 10 includes examples of the Lifetime Income Percentage Calculation, Excess Withdrawals, Income Payment increases, and the Income Multiplier Benefit.
0.70% (as a percentage of the Charge Base) This rider fee is part of the Base Contract Expenses in the Fee Tables..
• Benefit cannot be removed from the Contract.
• See Income Benefit Supplement for current terms.
• Benefit only available during the Accumulation Phase.
• Investment restrictions limit available Index Options during Income Period.
• Income Period cannot begin until after the waiting period and reaching age 50. Income Period must begin no later than age 100.
• Early and Excess Withdrawals may significantly reduce or end the benefit as indicated in section 10.
• Income Payments may be subject to income taxes, including a 10% additional federal tax if taken before age 59 ½.
• No additional Purchase Payments during the Income Period.
• No Income Percentage Increase before age 45.
• Availability of joint Income Payments subject to age restrictions.
• Must establish eligibility to exercise the Income Multiplier Benefit (e.g., that you are confined for care or unable to perform two activities for daily living) and must re-establish eligibility each year thereafter.
• Annuitizing the Contract will end the benefit, but you may be able to annuitize your annual maximum Income Payment.

Traditional Death Benefit
Provides a death benefit equal to the greater of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is equal total Purchase Payments adjusted for withdrawals.
None
• Benefit only available during the Accumulation Phase.
• Withdrawals, including any negative Daily Adjustments and negative MVAs, may significantly reduce the benefit as indicated in the Excess Withdrawal example in section 10.
• Negative Daily Adjustments and negative MVAs may significantly reduce the benefit.
• Restrictions on Purchase Payments may limit the benefit.
• Annuitizing the Contract will end the benefit.

Performance Lock	Allows you to capture the current Index Option Value during the Term for an Index Option. Can help eliminate doubt about future Index performance and possibly limit the impact of negative performance.	None
• Available during the Accumulation Phase. Only available during the Annuity Phase if you select Increasing Income and you annuitize your annual maximum Income Payment.
• May be exercised before the Term End Date for an Index Option.
• If exercised, will no longer participate in Index performance (positive or negative) for the remainder of the Term, and will not receive a Credit on the Term End Date.
• You will not know your locked Index Option Value in advance.
• The locked Index Option Value will reflect a Daily Adjustment.
• If executed when Daily Adjustment has declined, will lock in any loss.
• Can be executed only once each Term for each Index Option.
• Cannot be exercised for only a portion of the Index Option Value.
• Deductions (e.g. withdrawals, fees) decrease the locked Index Option Value.
• Cannot transfer locked Index Option Value until the Term End Date, except when exercised for a 3-year or 6-year Term Index Option, provided the Lock Date occur on or before the second Index Anniversary of a 3-year Term, on or before the fifth Index Anniversary of a 6-year Term.
• We will not provide advice or notify you regarding whether you should exercise or the optimal time for doing so.
• We will not warn you if you exercise at a sub-optimal time.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Provides a death benefit equal to the greater of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is equal to the Maximum Anniversary Value.
See section 11 for an example of how we calculate the Maximum Anniversary Value.
0.20% (as a percentage of the Charge Base)
• Must be age 75 or younger to elect.
• Can only be added to a Contract at issue.
• Replaces the Traditional Death Benefit if elected.
• Only available during the Accumulation Phase.
• Withdrawals, including any negative Daily Adjustment and negative MVA, may significantly reduce the benefit as indicated in the Excess Withdrawal example in section 10.
• Withdrawals reduce the likelihood of lock in.
• Investment restrictions during the Income Period may limit the benefit.
• Restrictions on Purchase Payments may limit the benefit.
• Annuitizing the Contract will end the benefit.
• Annuitizing the Contract will end the benefit.

10. INCOME BENEFIT

The Income Benefit is automatically included in your Contract at issue and you cannot remove it. It provides guaranteed lifetime Income Payments based on a percentage of your Contract Value until annuitization. Once the Income Payment waiting period has expired, Income Payments can begin as early as age 50 or as late as age 100. Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin only the Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. The Income Benefit has a rider fee as discussed in the Fee Tables, and section 6, Expenses. The Income Benefit also includes the Income Multiplier Benefit for no additional charge, which can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it.

REQUESTING INCOME PAYMENTS

You request Income Payments by completing a payment election form. We must receive your Income Payment election form in Good Order at our Service Center no later than five Business Days before the Income Benefit Date. At least one Eligible Person must remain in the Contract and be alive on the Income Benefit Date in order for Income Payments to begin. Joint payments are only available if there are two Eligible Persons on the Income Benefit Date. If you have Contract Value in any of the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap when you request Income Payments. In addition, your Income Benefit Date must be on an Index Anniversary. lf you have Contract Value in a 3-year or 6-year Term Index Option and the Income Benefit Date is not also a Term End Date for that Index Option, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments.

We will send you a notice letter at least 30 days before:

•	the Index Anniversary that Income Payments can begin once the Eligible Person(s) reaches age 50,

•	the last Index Anniversary that joint Income Payments will be available because the older Eligible Person is reaching age 100 if there are two Eligible Persons, and

• the last Index Anniversary that Income Payments will be available because the younger Eligible Person is reaching age 100.

• If Income Payments do not begin by the Index Anniversary upon which the younger Eligible Person reaches age 100, the Income Benefit ends.
• If the Income Benefit ends before Income Payments begin, you will have paid for the benefit without receiving any of its advantages.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

CALCULATING YOUR INCOME PAYMENTS

The annual maximum Income Payment is the amount you are entitled to receive each Income Benefit Year. On the Income Benefit Date, if you select the Level Income payment option and all Covered Persons are age 80 or younger (and were age 75 or younger on the Issue Date) your initial annual maximum Income Payment is the greater of the following:

•
The Level Income Guarantee Payment Percentage based on the Covered Person’s current age (or the younger Covered Person’s current age for joint payments) multiplied by total Purchase Payments reduced for withdrawals you took. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

•
The Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or Excess Withdrawals, or we deduct any investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.

If the Covered Persons do not meet these age requirements (age 80 or younger on the Income Benefit Date, and age 75 or younger on the Issue Date), or if you select the Increasing Income payment option, we instead calculate your initial annual maximum Income Payment as stated in the second bullet above (the Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or deduct Excess Withdrawals).

•  If you have Contract Value in a 3-year or 6-year Term Index Option and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments. This means you may not receive the full benefit of the Credit that you would have received if you had waited until the Term End Date to begin Income Payments.

•  We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level Income payment option.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Level Income Guarantee Payment Percentage Table

Covered Person’s age (or younger Covered Person’s age for joint payments) on the Income Benefit Date	Level Income Guarantee Payment Percentage
50	2.23%
51	2.28%
52	2.33%
53	2.39%
54	2.44%
55	2.50%
56	2.57%
57	2.64%
58	2.71%
59	2.78%
60	2.86%
61	2.95%
62	3.04%
63	3.13%
64	3.23%
65	3.34%
66	3.45%
67	3.58%
68	3.71%
69	3.85%
70	4.00%
71	4.17%
72	4.35%
73	4.55%
74	4.77%
75	5.00%
76	5.27%
77	5.56%
78	5.89%
79	6.25%
80	6.67%

On the Income Benefit Date, if your initial annual maximum Income Payment is less than $100, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% Lifetime Income Percentage and Contract Value less than $2,500, this would result in an initial annual maximum Income Payment of less than $100.

You can receive Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment frequency in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

The annual maximum Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Payment is the total amount you choose to receive each year. Each scheduled Income Payment you receive is equal to the annual actual Income Payment divided by the number of payments you chose to receive during the Income Benefit Year. Each scheduled Income Payment must either be zero, or $100 or more. For example, you cannot request a scheduled payment of $50.

Any part of your annual maximum payment that you do not withdraw in a given Income Benefit Year is not added to the annual maximum payment available next year. However, if your actual Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Payment, and
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

not an Excess Withdrawal and not subject to a MVA. We do not consider a withdrawal to be an Excess Withdrawal until you have withdrawn the available annual maximum Income Payment amount. In addition, once we have paid out your annual maximum Income Payment we will not make any further scheduled Income Payments for the rest of the Income Benefit Year. For example, assume your annual maximum Income Payment is $2,000 and you take scheduled semi-annual Income Payments of $500. Within an Income Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional scheduled Income Payment. If instead you withdraw $1,200 after receiving the first $500 payment, we consider that withdrawal to be an additional scheduled Income Payment. On the date of the next scheduled Income Payment we will send you only $300 because that is the amount remaining from your $2,000 annual maximum. If you then took an additional withdrawal of $200 in that Income Benefit Year, we consider that $200 to be an Excess Withdrawal subject to an MVA.

If you would like to take less than the maximum available payment, you can change your payment amount once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment amount in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the Income Benefit ends or you request another change.

If on a Business Day that we are deducting an Income Payment your Contract Value is less than the payment amount, we will add the difference between these amounts to your Contract Value and then deduct the Income Payment which will reduce your Contract Value to zero. If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you select Increasing Income you can continue to receive payment increases based on Index Option performance. However, if you select Level Income your Income Payments will no longer increase.

We deduct each Income Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Index Options. You can continue to make transfers between the Index Options on Term End Dates while your benefit is in effect and the Contract Value is positive. If you select Increasing Income you can continue to change your Index Option allocations after the Contract Value reduces to zero as long as the Income Benefit is in effect.

•  For Qualified Contracts: If we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Payments for the calendar year we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to an MVA.

•  For annuitization: If on the Annuity Date you are receiving Income Payments and your Contract Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity Payments under Annuity Option B or F. If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means that if you annuitize your Contract you may receive less as Annuity Payments than you would have received as Income Payments. For more information, see section 8, The Annuity Phase – When Annuity Payments Begin.

LIFETIME INCOME PERCENTAGE CALCULATION EXAMPLE

Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $20,000. You only select 1-year Term Index Options. You are not married so you are also the only Eligible Person. The Income Payment waiting period is one Index Year. On the Index Effective Date you are age 54, your Income Percentage Increase is 0.25%, and your initial Lifetime Income Percentages are equal to the Income Percentages for single payments, which are 4.20% for Level Income, and 3.20% for Increasing Income. You take no withdrawals before requesting Income Payments.

On the first Index Anniversary we apply your first Income Percentage Increase. Your new Lifetime Income Percentages for single payments are 4.45% (4.20% + 0.25%) for Level Income and 3.45% (3.20% + 0.25%) for Increasing Income.

Assume you make an additional Purchase Payment of $2,000 in the fourth Index Year. On the fourth Index Anniversary:

•	you are age 58 and the Income Percentages are 4.60% for Level Income, and 3.60% for Increasing Income,

•	the Variable Account Value for the additional Purchase Payment is now $2,002.50, and
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•	the Contract Value after application of the additional Purchase Payment, Credits and before deducting all Contract fees and expenses is $25,000.

We calculate your new Lifetime Income Percentages for single payments on the fourth Index Anniversary as follows.

•	Lifetime Income Percentages for the initial Purchase Payment are now 5.20% (4.20% + (0.25% x 4)) for Level Income and 4.20% (3.20% + (0.25% x 4)) for Increasing Income.

•	Lifetime Income Percentages for the additional Purchase Payment are 4.60% for Level Income and 3.60% for Increasing Income.

•	The Variable Account Value’s percentage of total Contract Value is 8.01% ($2,002.50 ÷ $25,000), which means the initial Purchase Payment is 91.99% of total Contract Value (100% - 8.01%).

The final Lifetime Income Percentages on the fourth Index Anniversary are then:

–	for Level Income: (5.20% x 91.99%) + (4.60% x 8.01%) = 4.78% + 0.37% = 5.15%

–	for Increasing Income: (4.20% x 91.99%) + (3.60% x 8.01%) = 3.86% + 0.29% = 4.15%

If you begin Income Payments on the fourth Index Anniversary we calculate the annual maximum Income Payment as follows.

If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments reduced proportionately for withdrawals you took, or: (2.71% x $22,000) = $596.20
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.15% x $25,000) = $1,287.50
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.15% x $25,000) = $1,037.50

We apply the Level Income Guarantee Payment Percentage in this calculation because you were 75 or younger when you purchased the Contract and are age 80 or younger on the Income Benefit Date. On the Income Benefit Date your Level Income Guarantee Payment Percentage based on your current age of 58 is 2.71%, and your total Purchase Payments reduced proportionately for withdrawals is $22,000 (your $20,000 initial payment plus the $2,000 we received in the fourth Index Year). The annual maximum Income Payment calculation and Level Income Guarantee Payment Percentage are discussed in “Calculating Your Income Payments” next in this section.

If you had not made the additional Purchase Payment your Lifetime Income Percentages would have been higher (5.20% compared to 5.15% for Level Income, and 4.20% compared to 4.15% for Increasing Income), but the available annual maximum Income Payment would be lower because the Contract Value would not include the increase from the additional Purchase Payment. If you had not made the additional Purchase in the fourth Index Year your Contract Value would have been $22,997.50 ($25,000 - $2,002.50) and we calculate your annual maximum Income Payment as follows.

If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments reduced proportionately for withdrawals you took, or: (2.71% x $20,000) = $542.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.20% x $22,997.50) = $1,195.87
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.20% x $22,997.50) = $965.90

Example of when the Level Income Guarantee Payment Percentage may increase the initial Income Payment

Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

fifth Index Anniversary and select the Level Income payment option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.

When it increases the initial Income Payment	When it does not increase the initial Income Payment
• Assume your Contract Value decreases to $50,000 due to negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied by total Purchase Payments reduced proportionately for withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $50,000) = $3,850

• Assume your Contract Value decreases to $70,000 due to negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied by total Purchase Payments reduced proportionately for withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $70,000) = $5,390

Please note that these examples may differ from your actual results due to rounding.

EXCESS WITHDRAWALS

Excess Withdrawals do not include RMD payments, or deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Excess Withdrawals are subject to an MVA. Any partial Excess Withdrawal must be for at least $100, and after the partial Excess Withdrawal the Contract Value must be at least $2,000. If your Contract Value is less than $2,000, you can only take a full Excess Withdrawal, which will cause Income Payments to stop and the Contract to end. Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, take a full Excess Withdrawal, which will cause Income Payments to stop and the Contract to end.

Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. If partial Excess Withdrawals reduce your annual maximum Income Payment to less than $100, we send you the Cash Value, which will cause Income Payments to stop and the Contract to end.

Excess Withdrawal Example

These calculations show the effects of an Excess Withdrawal on the Contract Value, Cash Value, available Guaranteed Death Benefit Value, and Income Payments. Partial Excess Withdrawals (including any MVA, but not deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract) immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment on the next Income Benefit Anniversary.

The example assumes you do not authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead take a $1,500 Excess Withdrawal and use that money to pay investment advisory fees to your Financial Professional when the Contract Value is $100,000, the Cash Value is $97,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, or $105,000 under the Maximum Anniversary Value Death Benefit. It also assumes the $1,500 Excess Withdrawal is subject to an MVA of -$100. Cash Value reflects the MVA we apply on a full withdrawal. Therefore the Cash Value in this example is only reduced for the $1,500 Excess Withdrawal because the -$100 MVA is already reflected in the $97,000 Cash Value. All fractional numbers in these examples have been rounded up to the next whole number.

Excess Withdrawal	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 97,000	$ 90,000	$ 105,000	$ 4,800
$1,500 withdrawal	– $1,500	– $1,500	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)
			x 90,000)] = $1,350	x 105,000)] = $1,575	x 4,800)] = $72
-$100 MVA	– $100		– [($100 ÷ 100,000)	– [($100 ÷ 100,000)	– [($100 ÷ 100,000)
			x 90,000)] = $90	x 105,000)] = $105	x 4,800)] = $5
	– $1,600	– $1,500	= – $1,440	= – $1,680	= – $77
After withdrawal	$ 98,400	$ 95,500	$ 88,560	$ 103,320	$ 4,723

The death benefit is the greater of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After the withdrawal and MVA, the death benefit would either be the $98,400 Contract Value under the Traditional Death Benefit, or the $103,320 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

AUTOMATIC ANNUAL INCOME PAYMENT INCREASES

If you select Level Income, the available annual maximum Income Payment will increase only if your Contract Value increases from one Income Benefit Anniversary (or the Income Benefit Date if this is the first Income Benefit Anniversary) to the next and you took the maximum permitted payment during the prior Income Benefit Year. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 1.5%, we also increase your annual maximum Income Payment by 1.5%. When calculating this payment increase we use the Contract Value determined at the end of the Business Day after and apply any Credits and we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, but before we make any Income Payments or deduct Excess Withdrawals taken on this Index Anniversary. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.

Lifetime Income Percentages on the Income Benefit Date are generally higher under Level Income compared to Increasing Income. However, payment increases are not likely under this payment option, especially in later Income Benefit Years, because only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available (which have the lowest return potential) and your performance has to be greater than the deductions taken in the prior Index Year for Income Payments and Excess Withdrawals, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract both in the prior Index Year and on the current Index Anniversary. For example, if you receive Credits of 2.5% on an Index Anniversary, but the deductions for Income Payments and Excess Withdrawals taken during the prior Index Year, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract both in the prior Index Year and on the current Index Anniversary reduce your Contract Value by -6.8% you will not receive a payment increase.

If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Income Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Income Benefit Anniversary when determining annual payment increases under the Level Income option.

If you select Increasing Income, the available annual maximum Income Payments will increase on each Income Benefit Anniversary if your selected Index Option(s) receives a DPSC or Protection Credit, or you exercise a Performance Lock on an increased Index Option Value at any time during the prior Income Benefit Year.

•
If you select multiple Index Options, we take the weighted average of all DPSCs, Protection Credits, and locked increased Index Option Values based on the percentage of Contract Value in each of your selected Index Options to determine your payment increase as indicated in the example below.

•
When calculating this payment increase we use the Contract Value determined at the end of the Business Day before we apply any Credits, or we deduct any Income Payment, Excess Withdrawal, Contract fees or expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.

Payment increases can continue even if your Contract Value reduces to zero, or if you convert Income Payments to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.

•
If you selected multiple Index Options, we determine your weighted average of all DPSCs, Protection Credits, and locked Daily Adjustments using the percentage of Contract Value in each Index Option either at the end of the prior Business Day before your Contract Value reduced to zero, or at the end of the Business Day on the Annuity Date if you convert Income Payments to Annuity Payments.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
We determine this Contract Value after we apply any Daily Adjustments (if this day is not an Index Anniversary) or Credits (if this day is an Index Anniversary), and after we deduct any Income Payment, Excess Withdrawal, Contract fees and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.

•	You can change the proportions that we use to calculate this weighted average by submitting an authorized request to our Service Center.

Example

Assume you allocate 20% to the Index Protection Strategy with the DPSC using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.

On the second Income Benefit Anniversary, the Index Protection Strategy with the DPSC Index Option receives a 3.5% DPSC and the Index Protection Strategy with the Cap Index Option receives a 4.2% Protection Credit. On this anniversary, before we deduct Contract fees and expenses, apply Credits or make Income Payments, 21.5% of your total Contract Value is in Index Protection Strategy with the DPSC Index Option, and 78.5% of your Contract Value is in Index Protection Strategy with the Cap Index Option.

Your annual maximum Income Payment on the second Income Benefit Anniversary will increase by 4.05% ((3.5% x 21.5%) + (4.2% x 78.5%)).

INCOME MULTIPLIER BENEFIT

The Income Multiplier Benefit can increase the annual maximum Income Payment if you:

•	have to stay in an eligible facility (a hospital, nursing facility, or assisted living facility) for at least 90 days in a consecutive 120-day period, or

•
are unable to perform at least two of six activities of daily living (ADLs) for at least 90 consecutive days. ADLs include bathing, dressing, toileting, continence, eating, and transferring (moving into or out of a bed, chair, or wheelchair).

We must receive proof of staying in an eligible facility or ADL eligibility before we multiply your annual maximum Income Payment by the income multiplier factor stated in the Income Benefit Supplement. For ADL eligibility we may require, at our expense, an examination or tests by a physician of our choice. To continue receiving this increase each Income Benefit Year you must reestablish eligibility.

The Income Multiplier Benefit is not available before the Income Benefit Date, or before expiration of the income multiplier benefit wait period stated in the Income Benefit Supplement. In addition, a Covered Person cannot establish eligibility for this benefit more than one Index Year before the Income Benefit Date. Increased Income Payments based on staying in an eligible facility are not available before the first Contract Anniversary. To qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs without substantial assistance on the Issue Date. If you chose to take less than the annual maximum Income Payment and then qualify for a payment increase under the Income Multiplier Benefit, we will increase your Income Payments to the available annual maximum before applying the payment increase.

Example

Assume you elect to receive the maximum available payment under the Level Income option, your annual maximum Income Payment is $10,000, the income multiplier factor is 2, and the income multiplier benefit wait period is five Contract Years. After the fifth Contract Anniversary you suffer an illness and can’t perform two of the six ADLs. At the time of your illness, your annual maximum Income Payment is still $10,000 and your Contract Value is positive. After we confirm your benefit eligibility with your physician, we increase your annual maximum Income Payment as follows:

(income multiplier factor) x (annual maximum Income Payment) = 2 x $10,000 = $20,000

This increase will allow you to receive up to $20,000 as an Income Payment for this Income Benefit Year, and the next Income Benefit Year. However, in the next Income Benefit Year your health improves and you are not able to reestablish benefit eligibility for the following Income Benefit Year. So on the second Income Benefit Anniversary after we increased your payment, we decrease your annual maximum Income Payment as follows:

(annual maximum Income Payment) ÷ (income multiplier factor) = $20,000 ÷ 2 = $10,000
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

WHEN THE INCOME MULTIPLIER BENEFIT ENDS

The Income Multiplier Benefit ends on the earliest of the following.

•	The Annuity Date.

•	The Income Benefit Anniversary that occurs on or immediately after the date the Contract Value is reduced to zero.

•	The Business Day the Income Benefit ends.

•	The Business Day the Contract ends.

TAXATION OF INCOME PAYMENTS

We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive, and once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For more information, see section 12, Taxes – Taxation of Income Payments.

WHEN THE INCOME PERIOD ENDS

The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.

WHEN THE INCOME BENEFIT ENDS

The Income Benefit ends on the earliest of the following.

•
The Business Day all Eligible Persons or Covered Persons are removed from the Contract because they no longer meet the requirements (Owner, Annuitant or sole Beneficiary) stated in section 3. If this occurs after the Income Benefit Date, Income Payments stop when the last Covered Person is removed from the Contract.

•	The Index Anniversary upon which the younger Eligible Person reaches age 100 if it occurs before the Income Benefit Date.

•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Payment.

•	The Income Benefit Date or an Income Benefit Anniversary if the annual maximum Income Payment is less than $100.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is an Eligible Person or Covered Person and continues this Contract, the Income Benefit also continues.

•	During the Accumulation Phase and before the Income Benefit Date, the Income Benefit ends on the date of death of the last surviving Eligible Person.

•	During the Income Period, the Income Benefit ends on the date of death of the last surviving Covered Person.

• The Business Day the Contract ends.

If we receive notice of death of a Covered Person during the Income Period we will suspend Income Payments and the Income Benefit will end as described above. However, if a federally recognized spouse who is also a joint Covered Person continues this Contract, we will resume Income Payments and add any Income Payments that we would have paid between the time we suspended Income Payments and when they resume to future Income Payments.

11. DEATH BENEFIT

“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The Contract provides the Traditional Death Benefit, the standard death benefit, for no additional charge. If available, you can instead select the optional Maximum Anniversary Value Death Benefit at Contract issue for an additional rider fee if all Owners and the Annuitant are age 75 or younger. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional.

The death benefit is only available during the Accumulation Phase (and Income Period, if applicable). If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after
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we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.

Each Beneficiary’s portion of the death benefit remains in the Index Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the AZL Government Money Market Fund on the date of death, it remains there until the earlier of the next Index Anniversary, or the date we receive a Valid Claim. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Index Options based on the allocation instructions that were in effect on the date of death.

From the time we determine the death benefit until we make a complete distribution, any amount in the Index Options and the AZL Government Money Market Fund continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.

On the first death of a Determining Life during the Accumulation Phase, if your selected death benefit is in effect your Beneficiary(s) will receive the greater of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either:

•	total Purchase Payments reduced for withdrawals you take if you select the Traditional Death Benefit, or

•	the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit.

If the date we are determining the death benefit is not the Term End Date, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, decrease the Contract Value and Cash Value by the dollar amount withdrawn and reduce the likelihood of receiving increases to the Maximum Anniversary Value. In addition, because the death benefit is based on the greater of Contract Value, Cash Value or the Guaranteed Death Benefit Value, deductions we make for Contract fees, expenses, or authorized investment advisory fees reduce the death benefit available to your Beneficiaries.

Examples of the calculation of the death benefit and the impact of investment advisory fee withdrawals that meet our requirements are included in section 1. The impact of an Excess Withdrawal on the death benefits are included in section 10.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.

•	We increase it by the dollar amount of any additional Purchase Payments.

•	We reduce it by the percentage of any Contract Value you withdraw (including any MVA).

If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.

On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:

•	its current value after processing any additional Purchase Payments, or withdrawals you take (including any MVA), or
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
the Contract Value determined at the end of the Business Day after we process all daily transactions including Credits, any additional Purchase Payments, withdrawals you take including any MVA, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Contract Value reflects the Daily Adjustment if you select a 3-year or 6-year Term Index Option and this anniversary is not a Term End Date. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value and reduce the likelihood of receiving increases to the Maximum Anniversary Value.

On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.

The end date occurs on the earliest of:

•	the older Determining Life’s 91st birthday, or

• the end of the Business Day we receive the first Valid Claim from any one Beneficiary.

Example

	Contract Value	Maximum Anniversary Value
Issue Date	$ 100,000	$ 100,000
1st Quarterly Anniversary	$ 99,250	$ 100,000
2nd Quarterly Anniversary	$ 99,975	$ 100,000
3rd Quarterly Anniversary	$ 100,125	$ 100,125
4th Quarterly Anniversary/ Index Anniversary	$ 99,995	$ 100,125

•	On the Issue Date the Maximum Anniversary Value is equal to the initial Purchase Payment of $100,000.

•	On the 1st and 2nd Quarterly Anniversaries the Contract Value is less than the Maximum Anniversary Value, so the Maximum Anniversary Value neither increases, nor decreases.

•
On the 3rd Quarterly Anniversary the Contract Value is greater than the Maximum Anniversary Value, so we increase the Maximum Anniversary Value to equal the $100,125 Contract Value. The Maximum Anniversary Value will stay at $100,125 until the Contract Value on a Quarterly Anniversary is greater than this amount or you make an additional Purchase Payment (either of which will increase the Maximum Anniversary Value), or you take a withdrawal (which will decrease the Maximum Anniversary Value).

During the Income Period:
• You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit this means the Guaranteed Death Benefit Value no longer increases.
•  Index Precision Strategy, Index Performance Strategy, and Index Guard Strategy are no longer available. This may limit your Contract’s performance potential and the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit. Income Payments and Excess Withdrawals also decrease your Contract Value, which also reduces the likelihood of locking in investment gains to the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit.

•  Each Income Payment and any Excess Withdrawal reduces the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any MVA), which means this value may be reduced by more than the amount withdrawn. Taking Excess Withdrawals may also cause your selected death benefit to end prematurely.

What Happens Upon Death?

If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:

•	Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary,

•	Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim, or

•	Cash Value determined at the end of the Business Day during which we receive his or her Valid Claim.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

If you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.

•
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(s) but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value, we increase the Contract Value to equal the greatest of these amounts, and your selected death benefit ends. We allocate any Contract Value increase to the AZL Government Money Market Fund. Then on the next Index Anniversary we transfer the Variable Account Value to the Index Options according to your allocation instructions.

•	Upon your death your Beneficiary(s) receive the the greater of Contract Value or Cash Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.

The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following.

•	The Business Day before the Annuity Date.

•	The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other.

•
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other.

•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.

• The Business Day the Contract ends.

We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:

• the Guaranteed Death Benefit Value is no longer available, and
• if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(s).

DEATH OF THE OWNER AND/OR ANNUITANT

The Appendix A to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

Each Beneficiary must select one of the death benefit payment options listed below.

If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value (if available), we increase the Contract Value to equal the greatest of these amounts, and your selected death benefit ends. We allocate any Contract Value increase to the AZL Government Money Market Fund. Then on the next Index Anniversary we transfer it to the Index Options according to allocation instructions. If the surviving spouse continues the Contract:

•	he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;

•	he or she is subject to any remaining MVA; and

•	upon the surviving spouse’s death their Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.

DEATH BENEFIT PAYMENT OPTIONS

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Index Options and is subject to the product fee.

Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options A, B, or C. If you take the death benefit as Annuity Payments we do not require that the Annuity Date occur on an Index Anniversary. In addition, if the Annuity Date is not a Term End Date, we will execute a Performance Lock before before
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

we make Annuity Payments. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Index Options and is subject to the product fee. Option C may not be available on a Qualified Contract.

Distribution from Non-Qualified Contracts must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

Other rules may apply to Qualified Contracts, such as all distributions must be made to Beneficiaries by the end of the tenth year after the Owner's death, except for distributions made to certain eligible designated Beneficiaries. The available options for certain Beneficiaries of Qualified Contracts have changed due to the enactment of the SECURE Act at the end of 2019.

12. TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.

QUALIFIED AND NON-QUALIFIED CONTRACTS

You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Code. For example, a Contract may be purchased pursuant to Section 408 of the Code as an IRA.

Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own.

Currently, we offer the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.

If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.

You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.

•
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. Purchase Payments are treated as a non-taxable return of principal, whereas earnings are taxable.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.

•
Requests to have us pay investment advisory fees from this Contract to your Financial Professional's firm will not be treated as taxable distributions if the requirements discussed in section 1 - Investment Advisory Fees, are satisfied. If the requirements stated in section 1 are not met, deduction of these investment advisory fees may result in a taxable distribution. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.

•	Income Payments are taxed as partial withdrawals before the Contract Value is reduced to zero.

•
If you take out earnings before age 59 1∕2, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code. If the Contract is jointly owned, we send each Joint Owner a check for half of the withdrawal amount and tax that Joint Owner individually. This can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner will be subject to the 10% additional federal tax.

•	A pledge, assignment, or ownership change of a Contract may be treated as a taxable event. You should discuss any pledge, assignment, or ownership change of a Contract with your tax adviser.

•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

•
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.

TAXATION OF INCOME PAYMENTS

We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin Income Payments before age 59 1∕2
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

the payments will generally be subject to a 10% additional federal tax. In addition, if the Contract is jointly owned, we tax each Joint Owner individually which can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner will be subject to the 10% additional federal tax.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	you are subject to an MVA for this Contract, which can be negative,

•	other fees and expenses under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

13. OTHER INFORMATION

THE REGISTERED SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the AZL Government Money Market Fund's shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in a variable investment option. The only currently available variable investment option is the AZL Government Money Market Fund.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets are insulated, so that the assets cannot be used to pay any of our liabilities, other than those arising from the investment of Contract assets in the AZL Government Money Market Fund.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life. We are obligated to pay all amounts promised to investors under the Contracts.

OUR GENERAL ACCOUNT

Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.

Our general account assets fund guarantees provided in the Contracts, including obligations associated with Income Payments and the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.

OUR UNREGISTERED SEPARATE ACCOUNT

We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota Insurance Law for the purpose of supporting our obligations to pay Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.

DISTRIBUTION

Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.

We may fund ALFS operating and other expenses, including:

•	overhead,

•	legal fees,

•	accounting fees,

•	Financial Professional training,

•	compensation for the ALFS management team, and

•	other expenses associated with the Contracts.

Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

ALFS does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional who is registered as an investment adviser, or is an investment advisory representative of a registered investment adviser, and who is offering advisory services for a fee. A Financial Professional may also be a registered representative of a broker-dealer.

We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. You should ask your Financial Professional about compensation they receive in connection with this Contract.

The AZL Government Money Market Fund assesses a Rule 12b-1 fee of 0.25% of the fund’s average daily net assets for the most recent calendar year. This fee is paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the fund’s plan.

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to ALFS or its affiliates.

Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.

We and/or ALFS may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

We may also make payments for marketing and wholesaling support to broker-dealer affiliates of variable investment options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records, and

•	routine customer service including:

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total), and

–	processing requests for fixed annuity payments.

Services performed by Tata are overseen and quality control checked by our Service Center.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectus for the AZL Government Money Market Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

14. INFORMATION ON ALLIANZ LIFE

[To be updated by amendment]

Allianz Life is a stock life insurance company organized under the laws of the State of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The Board currently consists of seven members, including our Chair, our President and Chief Executive Officer, our Chief Financial Officer and Treasurer, three independent outside board members, and one non-independent board member. Age and positions are provided as of December 31, 2020, except as otherwise noted.

The Board holds regular quarterly meetings, generally in February, April/May, July/August, and October/November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit, and Nomination, Evaluation and Compensation Committees, each of which is described in further detail below. In 2020, the Board acted four times by unanimous written action.

The current members of our Board are as follows.

Jacqueline Hunt
Director and Chair of the Board

Jacqueline Hunt, age 52, currently serves as the Chair of Allianz Life’s Board of Directors and as the Chair of its Executive Committee since July 22, 2016. Ms. Hunt also serves as the Chair of the Board of Management of Allianz Asset Management GmbH, and is a member of the Board of Management of Allianz SE, Asset Management, US Life Insurance, respectively. Ms. Hunt also serves as the Chair and the President of Allianz Foundation for North America. Ms. Hunt also serves as a member of the Board of Trustees of the American Institute for Contemporary German Studies since June 2017. Previously, Ms. Hunt served as the Executive Director of Prudential plc and the Chief Executive of Prudential UK, Europe and Africa from 2013 to 2016.

Ms. Hunt brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management, including serving as a Member of the Board of Management of Allianz SE, Asset Management, US Life Insurance.

Walter R. White
 Director, President, and Chief Executive Officer

Walter R. White, age 64, joined Allianz Life in 2009, and currently serves as the President and Chief Executive Officer, as a member of the Board of Directors and as a member of its Executive Committee since January 1, 2012. Mr. White also serves as the Chair of the Board and the Chief Executive Officer of Allianz Life Insurance Company of New York (Allianz Life of New York) and as Chair of its Conflict of Interest and Executive Committees. Mr. White also serves as a Director and President of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Mr. White also serves as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management U.S. LLC and TruChoice Financial Group, LLC, respectively. In addition, Mr. White serves as a Director of Questar Capital Corporation, and Questar Agency, Inc., respectively. Mr. White is responsible for leading and overseeing Allianz Life and Allianz Life of New York and providing strategic management and direction. Mr. White previously served as the Chair, Chief Executive Officer and President of Allianz Life and Annuity Company from 2012 to 2017 and as a Governor of Allianz Investment Management LLC from 2017 to 2020.

Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the Chief Executive Officer of Allianz Life and the former President of Woodbury Financial.

Mr. White shared his plans to retire as of December 31, 2021. Mr. White will be stepping down as President and Chief Executive Officer of Allianz Life as well as Chair and member of the Board, and Chief Executive Officer of Allianz Life of New York on September 1, 2021, and will be replaced by Jasmine M. Jirele, Senior Vice President, Chief Growth Officer of Allianz Life, subject to standard regulatory filings. After his retirement, Mr. White will be nominated to continue to serve as a member of the Allianz Life Board of Directors.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

William E. Gaumond
 Director, Senior Vice President, Chief Financial Officer and Treasurer

William E. Gaumond, age 47, joined Allianz Life in 2004 and currently serves as Senior Vice President, Chief Financial Officer and Treasurer, and as a member of the Board of Directors since January 1, 2016. Mr. Gaumond also serves as a Director, the Chief Financial Officer and Treasurer and as a member of the Executive Committee and Chair of the Finance Committee of Allianz Life of New York. Mr. Gaumond also serves as the Chief Financial Officer and Treasurer of Allianz Foundation for North America, and as a Governor of TruChoice Financial Group, LLC, Allianz Life Financial Services, LLC and Allianz Investment Management U.S. LLC, respectively. Mr. Gaumond also serves as a Director and President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., Dresdner Kleinwort Pfandbriefe Investments II, Inc. and PFP Holdings, Inc., respectively. Mr. Gaumond is also a Director of Questar Agency, Inc., Questar Asset Management, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., Allianz of America, Inc., Allianz Real Estate of America LLC, and Allianz Technology of America, Inc., respectively. Mr. Gaumond is also a Director and the Senior Vice President of AZOA Services Corporation. Mr. Gaumond also serves as a Director and the Chief Financial Officer and Treasurer of Allianz Finance Corporation. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas. Prior to his current roles, Mr. Gaumond spent 12 years in a number of finance and investment-related positions at Allianz Life and its affiliates in various executive capacities.

Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience, including serving as Chief Financial Officer and Treasurer of Allianz Life and Allianz Life of New York.

Howard E. Woolley
Director

Howard E. Woolley, age 63, joined Allianz Life’s Board of Directors on May 1, 2020. Mr. Woolley is a member of Allianz Life’s Nomination, Evaluation and Compensation Committee and its Audit Committee. Mr. Woolley also serves on the Board of Trustees for Johns Hopkins Medicine and Syracuse University, is co-chair of the Johns Hopkins University & Medicine External Affairs Committee, and serves on the Syracuse University Audit and Academic Affairs Committees. Mr. Woolley also serves as Chair of the Nominations and Governance Committee and is a member of the Audit Committee for telecommunications company SOMOS Inc. Mr. Woolley is an NACD Governance Fellow and an international member of the Australian Institute of Company Directors. In 2015, Mr. Woolley formed Howard Woolley Group LLC, a strategic business and public policy firm serving leading technology and wireless industry clients, and serves as its President, Principal. Prior to that, Mr. Woolley was Senior Vice President for Verizon Communications from 1993 to 2013 and served as public policy advisor to CEOs of Verizon Wireless from 2000 to 2013.

Mr. Woolley brings to the Board more than 20 years of extensive board experience and brings a wealth of experience and insights in several areas, including risk management.

Udo Frank
Director

Udo Frank, age 61, joined Allianz Life’s Board of Directors on May 1, 2015 and also serves as the Chair of its Audit Committee and as a member of its Nomination, Evaluation and Compensation Committee and its Executive Committee. Mr. Frank has over 30 years of experience in the financial services and insurance industries. Mr. Frank worked for various Allianz SE investment and asset management affiliates from 1994 to 2014, including serving in numerous executive positions. In 2001, Mr. Frank was appointed as the Global Chief Executive Officer of RCM Capital Management, LLC. In 2012, he was appointed the Head of Product Management and Chief Marketing Officer of Allianz Global Investors – U.S.

Mr. Frank brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management.

Kevin E. Walker
Director

Kevin E. Walker, age 58, joined Allianz Life’s Board of Directors on May 23, 2017, and also serves as the Chair of its Nomination, Evaluation and Compensation Committee and as a member of its Audit Committee. Mr. Walker also serves as a member of the Board of Directors of Allianz Life of New York since October 1, 2018, and is a member of its Audit and Evaluation Committee and its Executive Committee. Mr. Walker serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee since January 1, 2017. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker previously served at various Allianz affiliates throughout his career, most
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Mr. Walker has also served as a director and officer for several other Allianz affiliates.

Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.

Anna Sophie Herken
Director

Anna Sophie Herken, age 49, joined Allianz Life’s Board of Directors on October 1, 2019. Ms. Herken also serves as the Business Division Head of Allianz Asset Management GmbH since April of 2018. Ms. Herken also serves as a board member of CPIC Fund Management Ltd. since July 2019. Prior to that, Ms. Herken was Chief Financial Officer and Chief Operating Officer of Hasso Plattner Capital Germany from 2016 to 2018 and Managing Director of Hertie School of Governance GmbH from 2011 to 2016.  Ms. Herken holds a MBA from the University of Cambridge, Law and Judge Degrees.

Ms. Herken brings to the Board extensive experience in the financial service industry, as well as extensive experience in working for international financial organizations with a focus on finance and asset management.

EXECUTIVE OFFICERS

The current executive officers (other than Messrs. White and Gaumond) are as follows. Age and positions are provided as of December 31, 2020, except as otherwise noted.

Eric J. Thomes
Senior Vice President, Chief Distribution Officer

Eric J. Thomes, age 48, joined Allianz Life in 1995 and currently serves as the Senior Vice President, Chief Distribution Officer of Allianz Life since April 1, 2019. Mr. Thomes also serves as the President and a Director of Allianz Life of New York. Mr. Thomes also serves as a Governor, and as the Chief Executive Officer and Chief Manager of Allianz Life Financial Services, LLC. Mr. Thomes also serves as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, respectively. He also serves as the Chair and as a Director of Yorktown Financial Companies, Inc., Questar Agency, Inc., Questar Asset Management, Inc., and Questar Capital Corporation, respectively. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019. Mr. Thomes also served as the President of Allianz Individual Insurance Group, LLC from 2005 to 2018.

Gretchen Cepek
Senior Vice President, General Counsel and Secretary

Gretchen Cepek, age 52, joined Allianz Life in 2009 and currently serves as Senior Vice President, General Counsel and Secretary since February 17, 2012. In this role, Ms. Cepek is responsible for the legal, ethics and compliance departments as well as government relations and the special investigations unit. Ms. Cepek also serves as the Chief Legal Officer and Secretary and as a member of the Conflict of Interest Committee of Allianz Life of New York, and General Counsel and Secretary of AZOA Services Corporation. Previously, Ms. Cepek served as the Secretary for Allianz Life and Annuity Company from 2012 to 2017. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.

Jasmine M. Jirele
 Senior Vice President, Chief Growth Officer

Jasmine M. Jirele, age 43, joined Allianz Life in 2018 and currently serves as the Senior Vice President, Chief Growth Officer of Allianz Life since October 1, 2018. Ms. Jirele leads strategy, new markets, global business development, product innovation, marketing, digital and experience management, Allianz Ventures, strategic communication and sponsorships, and enterprise agile for Allianz Life. Previously, Ms. Jirele was an executive vice president within Wells Fargo's Consumer Bank division, and was previously a senior vice president in Wells Fargo's Wealth and Investment Management division. Prior to that, Ms. Jirele spent nine years at Allianz Life as the Senior Vice President of Enterprise Operations from 2012 to 2015, Vice President of Market Management and Product Innovation from 2009 to 2012, Director of Executive Projects from 2007 to 2009, and Director of Marketing/Communications from 2006 to 2007, respectively.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

On September 1, 2021, Ms. Jirele will be a member of the Board, and President and Chief Executive Officer of Allianz Life as well as Chair and member of the Board, and Chief Executive Officer of Allianz Life of New York, subject to standard regulatory filings.

Catherine A. Mahone
Senior Vice President, Chief Administrative Officer

Catherine A. Mahone, age 56, joined Allianz Life in 2008 and currently serves as the Senior Vice President, Chief Administrative Officer since January 16, 2012. Ms. Mahone is also the Chief Administrative Officer of Allianz Life of New York, and serves as a Governor of Allianz Life Financial Services, LLC. Ms. Mahone is responsible for the oversight of enterprise operations, information technology, and other strategic business initiatives. Previously, Ms. Mahone served as the Senior Vice President, Enterprise Operations from 2008 to 2012, and as a Director of Allianz Technology of America, Inc. from 2013 to 2015.

Neil H. McKay
Senior Vice President, Chief Actuary

Neil H. McKay, age 59, joined Allianz Life in 1999 and currently serves as the Senior Vice President, Chief Actuary of Allianz Life since May 15, 2000. Mr. McKay also currently serves as the Chief Actuary of Allianz Life of New York since April 8, 2014. Mr. McKay served as a Director and the Chief Actuary of Allianz Life and Annuity Company from 2007 to 2017. Mr. McKay is responsible for all of the actuarial functions of Allianz Life and Allianz Life of New York, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.

Todd M. Hedtke
Senior Vice President, Chief Investment Officer

Todd M. Hedtke, age 48, joined Allianz Life in 2000 and currently serves as the Senior Vice President, Chief Investment Officer since August 21, 2015. He also currently serves as the Chief Investment Officer of Allianz Life of New York. Mr. Hedtke also serves as a Governor and Chief Executive Officer of Allianz Investment Management LLC and Allianz Investment Management U.S. LLC, and the Chief Investment Officer of Allianz Life Insurance Company of Missouri, respectively. Mr. Hedtke is a Director and President of Allianz Finance Corporation, and a Director, Vice President and Treasurer of Allianz Fund Investments Inc., AZL PF Investments Inc., and Dresdner Kleinwort Pfandbriefe Investments II Inc., respectively. Mr. Hedtke also serves as Chair of the Benefit Plans Investment Committee for AZOA Services Corporation. Mr. Hedtke leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. Mr. Hedtke is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Prior to his current roles, Mr. Hedtke spent 15 years in a number of investment-related positions at Allianz Life and its affiliates, including as a Director and the Chief Investment Officer of Allianz Life and Annuity Company from 2015 to 2017 and as the Chief Investment Officer of Allianz Annuity Company of Missouri from 2015 to 2019, respectively.

Jenny L. Guldseth
Senior Vice President, Chief Human Resources Officer

Jenny L. Guldseth, age 45, joined Allianz Life in 2005 and currently serves as the Senior Vice President, Human Resources Officer since January 1, 2019. In this position, Ms. Guldseth is responsible for setting strategy and leading the Human Resources and Facilities departments to improve business results and increase employee engagement. Ms. Guldseth is also a Director of the Allianz Foundation for North America. Ms. Guldseth also serves as the Chief Human Resources Officer of AZOA Services Corporation and is the Chair of its Employee Benefits Administration Committee and a member of its Benefit Plans Investment Committee and its Shared Plans Management Committee, respectively. Ms. Guldseth has over ten years of experience at Allianz Life, including having served as the Vice President, Rewards and Performance from 2017 to 2018, the Assistant Vice President of Rewards and Performance from 2013 to 2017, and Manager, Human Resource Business Partner from 2010 to 2013. In these positions, she was responsible for the Performance and Compensation functions for Allianz Life and the benefits functions for multiple U.S.-based affiliate companies.
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CORPORATE GOVERNANCE

Committees of the Board

The Executive Committee of the Board (“Executive Committee”) is currently composed of Ms. Hunt (Chair) and Messrs. White and Frank (who replaced Mr. Clark as a member as of May 1, 2020). The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life’s By-Laws. The Executive Committee did not meet in 2020.

The Audit Committee of the Board is currently composed of Messrs. Frank (Chair), Walker and Woolley (who replaced Mr. Clark as a member as of May 1, 2020). The Audit Committee is responsible for overseeing Allianz Life’s accounting and financial reporting and control processes on behalf of the Board, which includes assisting with Board oversight of (1) quality and integrity of Allianz Life’s financial statements, (2) Allianz Life's compliance with legal and regulatory requirements, (3) the qualifications, independence and fees of the independent-auditors, (4) Allianz Life’s system of internal controls and (5) the performance of Allianz Life's internal audit function. The Board has determined that each member of the Audit Committee is financially literate. The Audit Committee met four times in 2020.

The Nomination, Evaluation and Compensation Committee (NEC Committee) is currently composed of Messrs. Walker (Chair) (who replaced Mr. Clark as Chair as of May 1, 2020), Frank and Woolley (who was appointed as a member as of May 1, 2020). The NEC Committee’s purpose is to (1) nominate candidates for director for election, (2) evaluate the performance of officers deemed to be “principal officers,” and (3) recommend to the Board the selection and compensation of the “principal officers.” The NEC Committee met once in 2020.

Independence of Certain Directors

Allianz Life is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards required under the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of the Board, the Board has determined that (1) Messrs. Frank, Walker and Woolley are “independent” under the Model Audit Rule, and (2) Mr. Clark was “independent” under those standards through his resignation date of April 30, 2020.

Code of Ethics

All of our officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are subject to Allianz Life’s Code of Ethics.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” For 2020, our NEOs were:

•	Walter R. White, President and Chief Executive Officer

•	William E. Gaumond, Senior Vice President, Chief Financial Officer and Treasurer

•	Eric J. Thomes, Senior Vice President, Chief Distribution Officer

•	Jasmine M. Jirele, Senior Vice President, Chief Growth Officer

•	Neil H. McKay, Senior Vice President, Chief Actuary

The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.

Executive Summary

Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life. Allianz Life's compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
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Compensation Philosophy and Strategy

Overview

The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:

•
providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;

•
setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;

•
establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and

•	structuring compensation packages and outcomes to foster internal pay equity.

Compensation Components

To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.

Compensation Element	Description	Objective
Base Salary
Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.
Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of long term performance objectives.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits
Perquisites provided to our NEOs include employer matching contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.
Provide market competitive total compensation package.

In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.

How Compensation Decisions Are Made

Role of the Board of Directors and Compensation Committee

The framework governing the executive compensation policies for Allianz Life, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation
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Committee. Any such decisions are made by Allianz SE, subject to review by the NEC Committee, and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decisions are similarly subject to review by the NEC Committee and final approval by Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer, and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:

•
In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit, and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.

•	Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.

•
Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different from the benefits offered to all similarly-situated employees.

•	Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.

•
Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broad-based benefit or compensation plan.

•
Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.

The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief Human Resources Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.

Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers” to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.

Role of the Chief Executive Officer

Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except himself. He provides the Compensation Committee with his assessment of their performances relative to the corporate and individual goals and other expectations set for them for the preceding year. He then provides his recommendations for each NEO’s total compensation and the appropriate goals for each in the year to come. However, the Compensation Committee is not bound by his recommendations.

Role of Allianz Life’s Human Resources

Allianz Life’s Human Resources supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s Human Resources efforts include, among other things:

•	evaluating the compensation data from industry groups, national executive pay surveys, and other sources for the NEOs and other executive officers as appropriate;

•	gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
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•	reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and

•	reporting to, and answering requests for information from, the Compensation Committee.

Allianz Life’s Human Resources officers also coordinate and share information with their counterparts at Allianz SE.

Use of Competitive Compensation Data

Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.

All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis, but also to break down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term, and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s Human Resources, is submitted to the Compensation Committee for review and discussion.

Internal Pay Equity Analysis

Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

Components of Total Compensation For Our NEOs

Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual incentives, and equity) as well as: (i) retirement, health, and other benefit programs; (ii) severance benefits; and (iii) perquisites.

Base Salary

Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities, and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.

With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining his base salary for 2020 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2020 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of “principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
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AIP

Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:

•	reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;

•	provide an incentive that will encourage future superior individual performance; and

•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.

Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2020 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.

AEI

The AEI is (a) one part of the variable compensation component for certain individuals within designated classes of employees at Allianz Life or (b) offered by Allianz Life to select senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). The award of RSU’s are intended to:

•	reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,

•	provide an incentive that will encourage future superior individual performance, and

•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success Allianz.

Awards made pursuant to the AEI are based upon both the performance of Allianz Life and Allianz Life of New York and the performance of the NEO. The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2020 fiscal year relative to the AEI allocation amount.

Benefit Perquisites

Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $21,375 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements, and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2020 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section.

Certain Retention Arrangements

Allianz Life’s offer letter to our Senior Vice President, Chief Growth Officer, Jasmine M. Jirele included a retention bonus arrangement related to her onboarding. The retention bonus payments will be paid through 2022 so long as she remains employed with Allianz Life, and the arrangement requires repayment of certain amounts if Ms. Jirele voluntarily terminates her employment within a certain period.

Severance Arrangements

Allianz Life has entered into an Executive Severance Agreement with our Director, President, and Chief Executive Officer, Walter R. White, which is described in the “Allianz Life Executive Severance Agreement” discussion later in this section. We have not entered into any other specific severance agreements with any of our NEOs.
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The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.

Other than the Executive Severance Plan, which is described later in this section, our NEOs (except for Walter R. White) are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives, and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”

Other Compensation Policies

Tax and Accounting Implications

Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.

Recently Discontinued Compensation Programs

The purpose of the ALTPUP was to advance the interests of Allianz Life, including Allianz Life of New York, and our indirect stockholder. The ALTPUP sought to accomplish this purpose by providing an incentive in addition to current compensation to certain individuals within designated classes of employees of Allianz Life who contribute significantly to their company’s long-term performance. Such incentive was in the form of Long-Term Performance Units ("ALTPUP Units"), which were contingent awards, subject to the terms, conditions, and restrictions described in the ALTPUP and the Award Agreement under which such awards were made, by which participants in the ALTPUP may have become entitled to receive cash on the payment date for redemption of the ALTPUP Units valued on the valuation date. The award of ALTPUP Units was discretionary. In March 2020, the Group Compensation Committee determined all Allianz entities would move forward with the Allianz SE long term incentive program or AEI. As a result, the ALTPUP program has been discontinued and provided a final grant in March 2020 for 2019 performance.

Our Chief Executive Officer received cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. Like the ALTPUP, the Mid-Term Bonus Plan has been discontinued, so the award with respect to 2019 performance was the final award made under the Mid-Term Bonus Plan.

Summary Compensation Table

The following table sets forth the compensation paid by Allianz Life for the year ended December 31, 2020 to our NEOs. The executive compensation information in this prospectus is shown for a one-year period, in accordance with Regulation S-K Item 402, Instruction 1 to Item 402(c).

Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)(2)	Non-Equity Incentive Plan Compensation (g)	All Other Compensation (i)(3)	Total (j)
Walter R. White President and Chief Executive Officer	2020	$865,100	N/A	$1,593,774	$1,062,516	$27,721	$ 3,549,111
William E. Gaumond Senior Vice President, Chief Financial Officer and Treasurer	2020	$468,885	N/A	$ 482,241	$ 321,494	$26,300	$1,298,920
Eric J. Thomes Senior Vice President, Chief Distribution Officer	2020	$525,000	N/A	$ 699,679	$ 333,119	$30,427	$1,588,225
Jasmine M. Jirele Senior Vice President, Chief Growth Officer	2020	$458,380	$200,000(1)	$ 471,436	$ 314,291	$22,787	$1,466,894
Neil H. McKay Senior Vice President, Chief Actuary	2020	$510,000	N/A	$ 490,212	$ 326,808	$27,538	$1,354,558

(1)
A retention bonus of $800,000 will be paid over four years in increments of $200,000 with the first payment paid in March 2019 and the final payment in 2022 so long as Ms. Jirele remains employed by Allianz Life.

(2)
Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The RSUs issued in 2021 for the 2020 performance year have a March 2025 exercise date. The grant price of the RSUs was the arithmetic average of the closing prices of an

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Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.

(3)	The following table provides additional details regarding compensation found in the “All Other Compensation” column.

Name	Year	Spousal Travel(4)	Milestone/ Anniversary/ Recognition(5)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(6)	Total
Walter R. White	2020	$5,431	--	$915	$21,375	--	$27,721
William E. Gaumond	2020	$4,257	--	$668	$19,500	$1,875	$26,300
Eric J. Thomes	2020	$6,445	$1,800	$807	$19,500	$1,875	$30,427
Jasmine M. Jirele	2020	--	$1,000	$412	$19,500	$1,875	$22,787
Neil H. McKay	2020	$5,431	--	$732	$21,375	--	$27,538

(4)	Represents reimbursement or payments made to defray the costs of a spouse’s travel.

(5)	Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.

(6)	Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.

Performance-Based Incentive Compensation Plans

AIP

The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to the long-term success of Allianz Life. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning, or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.

The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.

AEI

The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life, terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).
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Grants of Plan-Based Awards

The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2020.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1),(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Walter R. White	3/5/2021
RSUs (under AEI)					$0	$1,557,180	$7,708,041
AIP Award		$0	$1,038,120	$1,712,898
William E. Gaumond	3/5/2021
RSUs (under AEI)					$0	$ 506,396	$2,506,659
AIP Award		$0	$ 337,597	$ 675,194
Eric J. Thomes	3/5/2021
RSUs (under AEI)					$0	$ 567,000	$2,806,650
AIP Award		$0	$ 378,000	$ 756,000
Jasmine M. Jirele	3/5/2021
RSUs (under AEI)					$0	$ 495,050	$2,450,499
AIP Award		$0	$ 330,034	$ 660,067
Neil H. McKay	3/5/2021
RSUs (under AEI)					$0	$ 550,800	$2,726,460
AIP Award		$0	$ 367,200	$ 734,400

(1)
The target and maximum columns show the target award and maximum award for 2020 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2020 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.

(2)
RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2020” for disclosure regarding the number of RSUs that are unvested as of December 31, 2020.

(3)
The target and maximum columns show the target award and maximum award for 2020 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2020 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.

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Outstanding Equity Awards at December 31, 2020

The following table sets forth the outstanding equity awards at the December 31, 2020 fiscal year-end. The table shows RSUs granted pursuant to the AEI.

Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1),(2)	Market Value of RSUs That Have Not Vested (h)(3)
Walter R. White
	8,161	$1,985,898
	7,030	$1,710,680
	5,239	$1,274,858
	6,097	$1,483,644
William E. Gaumond
	1,452	$ 353,330
	2,039	$ 496,170
	1,538	$ 374,257
	1,948	$ 474,026
Eric J. Thomes
	617	$ 150,141
	492	$ 119,723
	457	$ 111,206
	1,474	$ 358,683
Jasmine M. Jirele
	0	$ 0
	0	$ 0
	1,467	$ 356,980
	1,886	$ 458,939
Neil H. McKay
	2,550	$ 620,517
	2,203	$ 536,078
	1,731	$ 421,222
	2,123	$ 516,611

(1)
Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2020 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.

(2)
For each of the NEOs, the number of RSUs listed on the first line were exercised in 2021, the RSUs listed on the second line will exercise in 2022, the RSUs listed on the third line will exercise in 2023, and the RSUs listed on the fourth line will exercise in 2024.

(3)
Based on an assumed stock price of $243.34 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 30, 2020 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.

Allianz SE Option Exercises and Stock Grants Vested in 2020

The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2020.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter R. White	10,097	$2,259,088
William E. Gaumond	721	$ 161,315
Eric J. Thomes	732	$ 163,777
Jasmine M. Jirele	-	$ 0
Neil H. McKay	3,536	$ 791,140

(1)	Represents Allianz SE RSUs that were exercised during 2020 pursuant to the AEI. Amounts realized were paid in cash.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Allianz Life Executive Severance Agreement

Allianz Life has entered into an Executive Severance Agreement with our Chief Executive Officer, Walter R. White, with an expiration date of December 31, 2021. The severance arrangements for Mr. White are prescribed by the Executive Severance Agreement.

Pursuant to the Executive Severance Agreement, Mr. White is entitled to a lump sum cash payment of $1,730,200 upon separation in the event he is terminated without “cause”, which is defined as engaging in conduct detrimental to the best interests of the Company (including, but not limited to, certain specified acts such as commission of a felony, theft, dishonesty, fraud or embezzlement) in the Executive Severance Agreement. In addition, pursuant to the Executive Severance Agreement, Mr. White is also bound by other restrictive covenants, including covenants relating to confidentiality and non-disparagement. Mr. White would also be entitled to continuation of medical and dental coverage at the employee premium rates for a period of 18 months following termination if Mr. White timely elects continuation and pays the required premiums.

The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the applicable plan. The terms of this plan are set forth below.

Executive Severance Plan

Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment, meaning an involuntary termination for any reason other than for “cause” with no offer of an equivalent position, and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living, or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.

The following table shows the lump sum payments that would have been payable to each of our NEOs had they been terminated on December 31, 2020 and been eligible for severance payments pursuant to the Executive Severance Plan.

NEOs	Lump Sum Payment
Walter R. White	$1,730,200
William E. Gaumond	$ 703,328
Eric J. Thomes	$ 787,500
Jasmine M. Jirele	$ 687,570
Neil H. McKay	$ 765,000

(1)
Mr. White is not eligible to receive payments pursuant to the Executive Severance Plan. See “Allianz Life Executive Severance Agreement” for information regarding severance payments that Mr. White is eligible to receive upon termination of service.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Director Compensation

The following table provides information on compensation paid to the directors of Allianz Life for the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
(a)	(b)	(h)
Jacqueline Hunt(2) Chair of the Board	N/A	N/A
Walter R. White(3) President and Chief Executive Officer	N/A	N/A
William E. Gaumond(3) Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Anna Sophie Herken(3) Non-Independent Director	N/A	N/A
Ronald M. Clark Independent Director	$10,000	$10,000
Howard E. Woolley Independent Director	$40,000	$40,000
Kevin E. Walker Independent Director	$50,000	$50,000
Udo Frank Independent Director	$75,000	$75,000

(1)	Represents cash compensation provided to our independent directors that is formalized in the Non-Employee Director Compensation Plan for the year ended December 31, 2020.

(2)	Mses. Hunt and Herken did not receive any compensation for their services as directors since they are employed by one of our affiliates.

(3)
As employee directors, Messrs. White and Gaumond do not receive any compensation for their service as directors. The compensation Messrs. White and Gaumond received as executive officers of Allianz Life is disclosed in the Summary Compensation Table as set forth herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2021, the directors and executive officers of Allianz Life held less than 1% of Allianz SE’s ordinary shares issued and outstanding.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

We are a wholly owned subsidiary of AZOA, which is a wholly owned subsidiary of Allianz Europe B.V. Allianz Europe B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.

BUSINESS AND OPERATIONAL RISKS RELEVANT TO THE CONTRACT

As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.

Risks Primarily Related to Our Financial Strength and Claims-Paying Ability

We make Annuity Payments and apply Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.

Financial losses may threaten our financial strength and claims-paying ability.

As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

limited to, the circumstances and events listed below. We cannot predict what specific impact that any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.

•
Difficult Economic Conditions. Our financial condition is materially affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of full and partial withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments or paying insurance premiums or stop them altogether.

•
Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. The ongoing low interest rate environment presents challenges for us and other life insurance companies, as it has generally reduced investment returns, raised the value of future obligations, and challenged asset-liability matching. During periods of increasing interest rates, we may experience financial losses due to increases in full and partial withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.

•
Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.

•
Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.

•
Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general economic conditions in the real estate sector, including supply and demand, market volatility, and interest rate fluctuations, as well as the creditworthiness of obligors.

•
Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.

•
Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights.

•
Defaults by Counterparties. Third-parties that owe us money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.

•
Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

•
Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.

•
Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.

Changes in applicable law may negatively affect our financial strength and claims-paying ability.

We are subject to detailed and comprehensive regulation and supervision in all the jurisdictions in which we operate. Our operations, products and services are subject to varying state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance departments, state securities administrators, state banking authorities, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.

Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability.

The Securities and Exchange Commission has recently adopted new rules (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. These new rules became effective on June 30, 2020. It remains unclear whether or to what extent these rules could ultimately affect broker-dealers’ willingness to recommend our registered annuity products. These rules could increase, and to some extent have increased, our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.

Various states have also adopted laws raising the standard of care owed by broker-dealers, investment advisers, or insurance agents to their customers. For example, several states have adopted the National Association of Insurance Commissioners (“NAIC”) has been working towards the adoption of revisions to the NAIC’s revised Suitability in Annuity Transactions Model Regulation, which imposes a requirement that any recommendation of an annuity product be in the consumer’s best interest. Some states have adopted laws that differ from the NAIC’s Suitability in Annuity Transactions Model Regulation but impose similar obligations. As changes are adopted by our state regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. In states that have adopted these increased standards with respect to annuity recommendations, this may lead to an increased risk of regulatory enforcement actions or potentially private claims.

Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.

We establish and carry reserves to pay future benefits and claims of policyholders. Our reserve are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and policyholder elections (i.e., the exercise or non-exercise of policy benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in policyholders living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and our reserves could be inadequate. If so, we will be required to increase reserves or accelerate amortization of deferred acquisition costs. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of policyholders.

The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.

Statutory accounting standards and capital and reserve requirements are prescribed by the applicable state insurance regulators and the NAIC. State insurance regulators have established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by state insurance regulators.

Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.

We have been named as defendants in lawsuits (both class actions and individual lawsuits) and have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investor, and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.

Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.

As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.

Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.

Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated policyholder behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.

Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.

Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet policyholder obligations, are important to maintaining public confidence in Allianz Life and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:

•	reductions in new sales of insurance products, annuities and other investment products;

•	increases in our cost of capital or limitations on our access to sources of capital;

•	harm to our relationships with distributors and sales specialists;

•	material increases in the number or amount of full and partial withdrawals under our insurance products;

•	pressure on us to reduce prices or increase crediting rates for many of our insurance products; and

•	harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.

Similarly, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.

Risks Primarily Related to Our Business Operations

Breaches of security, or interference with our technology infrastructure, could harm our business.

Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.

We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.

Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

The failure to protect our clients’ confidential information and privacy could adversely affect our business.

A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:

•	training and educating our employees regarding our obligations relating to confidential information;

•	monitoring changes in state or federal privacy and compliance requirements;

•	drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;

•	maintaining secure storage facilities for tangible records;

•	limiting access to electronic information; and

•	in the event of a security breach, providing credit monitoring or other services to affected customers.

In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.

Protection from system interruptions and operating errors is important to our business. If we were to experience a sustained interruption to our telecommunications or data processing systems or other failure in operational execution could harm our business operations and our business results.

Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.

In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.

The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.

The occurrence of natural or man-made disasters and catastrophes, including acts of terrorism, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Inadequate or failed processes or systems, human factors or external events may adversely affect our profitability, reputation or operational effectiveness.

Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, and external fraud. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types or risks.

Risks Related to the COVID-19 Pandemic

We continue to closely monitor developments related to the COVID-19 pandemic and its impact on our business and operations. The economic conditions and uncertainties during the pandemic have at times negatively impacted our net income, surplus, and capital and liquidity positions. To date, however, we do not believe that these economic conditions and uncertainties have negatively impacted our overall financial strength and claims-paying ability in a significant manner. Nor do we believe that our administration of the Contract and our other insurance contracts has been disrupted in a significant manner, even as many of our employees and the employees of our third-party service providers continue to work remotely.

The extent to which the pandemic will impact our business and operations in the future will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. The pandemic could have a material adverse effect on our financial condition and operations.

The pandemic-related risks that we face include (but are not necessarily limited to) the following:

•
Economic conditions and uncertainties may negatively impact the value, cash flow, and liquidity of our general account investments due to, e.g., market volatility, reduced liquidity, changes in interest rates, economic shutdowns or slowdowns, government regulations, and counterparty defaults.

•	Voluntary or government mandated hardship assistance that we provide to our customers in the form of, e.g., grace periods for failure to make timely payments, may reduce our net income and surplus.

•
Reductions in new sales of our financial products or reductions in fees collected by us, or increases in full withdrawals, cancellations, or defaults with respect to our customers’ existing financial products, as a result of economic conditions and uncertainties may reduce our net income and surplus.

•	Economic conditions and uncertainties may limit our access to sources of capital and our ability to obtain reinsurance.

•
Voluntary and government mandated pandemic mitigation efforts, such as prolonged remote working arrangements and economic shutdowns, and employees’ ability or willingness to fulfill their responsibilities during the pandemic, may disrupt our ability to administer our insurance contracts (including our ability to timely process applications, transactions, and payments and to calculate values) and may disrupt the services provided by third-parties upon which we rely to administer our insurance contracts.

In addition to the risks listed above, to the extent that the pandemic impacts our business and operations, it may also have the effect of heightening the other risks described in this section of the prospectus.

15. FINANCIAL STATEMENTS

[To be updated by amendment]

The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2021 and 2020and for each of the three years in the period ended December 31, 2021 included in Appendix F of this prospectus have been so included in reliance on the report of [  ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Allianz Life Variable Account B as of and for the years or periods ended December 31, 2021 and 2020, are incorporated herein by reference to the N-VPFS filed by Allianz Life Variable Account B with the SEC, File No. 811-05618, on [      ], 2022.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

16. PRIVACY NOTICE

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
800.328.5600

Your privacy is a high priority for Allianz Life Insurance Company of North America (Allianz) (“we” or “our”). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com.

Information about you that Allianz collects

We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.

•
From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, Social Security number, address, telephone number, mobile phone number, and email address.

•	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.

•	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.

•	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.

•	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.

Information about you that Allianz shares

We do not share information about current or former customers with anyone, except as allowed by law. “Allowed by law” means that we may share the information we collect about you as follows.

•	With people and entities when we have your consent to share your information.

•	With our affiliates and other third parties in order to process your application, or administer or service your policy.

•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.

•	With our financial professionals so that they can service your policy. They may also inform you of other Allianz products and services that may be of interest to you.

•	With health care providers in order to process your claim.

•
As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders, and other legal requests.

•	With research groups to conduct studies on our business to improve the products and services we offer.

•	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.

•	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.

Allianz does not sell your information to anyone

We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your “opt in election,” “opt out election,” or authorization.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

Allianz policies and practices regarding security of your information

We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.

Your ability to access and correct your information

You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. You may also write to us and ask about disclosure(s) of your information made within the last two (2) years. If you wish to review your information, please write us at:

Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344

Please provide your full name, address, and policy number(s) in your written request. For your protection, please have your request notarized. We reserve the right to ask for additional verification of your identity.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.

For more information or if you have questions

If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, contact us via the secured website, or write us at:

Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344

This Privacy Notice is being provided on behalf of the following companies:

•	Allianz Life Insurance Company of North America

•	Allianz Life Financial Services, LLC

M40018 (R-08/2020)
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

APPENDIX A – AVAILABLE INDEXES

S&P 500® INDEX

The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.

S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz.

Allianz products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investments generally or in Allianz products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz, but which may be similar to and competitive with Allianz products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000® INDEX

The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

NASDAQ-100® INDEX

The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EURO STOXX 50®

The EURO STOXX 50®, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:

•	sponsor, endorse, sell or promote Allianz products.

•	recommend that any person invest in Allianz products or any other securities.

•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.

•	have any responsibility or liability for the administration, management or marketing of Allianz products.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix A

•	consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.

STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.

STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.

Specifically,

•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:

•	The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;

•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;

•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;

•	The performance of Allianz products generally.

•
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;

•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.

iSHARES® MSCI EMERGING MARKETS ETF

The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix A

APPENDIX B – DAILY ADJUSTMENT

Generally
We designed the Daily Adjustment to provide an Index Option Value on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:

(i)	any Index gains during the Term subject to the applicable DPSC, Precision Rate, Cap, and/or Participation Rate,

(ii)	either any Index losses greater than the Buffer or Index losses down to the Floor, and

(iii)	the number of days until the Term End Date.

The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Credit that will be available on the Term End Date taking into account any applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. However, the Daily Adjustment for the Index Protection Strategy with DPSC and Index Protection Strategy with Cap cannot be negative. The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than 1-year Term Index Options because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.

Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:

Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base

Where:

(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value)

(b)	proxy interest = beginning Proxy Value x (1 – time remaining during the Term)

Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).

The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.

The Proxy Value is calculated differently for each Crediting Method.

For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:

[Precision Rate x (at-the-money binary call)] – (out-of-the-money put)

With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Precision Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix B

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)

With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-money put to mimic the protection of the Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.

For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)

With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any applicable Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.

For the Index Protection Strategy with DPSC, the Proxy Value involves tracking one hypothetical derivative and is calculated using the following formula:
Proxy Value = DPSC x (at-the-money binary call)

With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the DPSC if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date.

For the Index Protection Strategy with Cap, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call)

With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap for the Index Protection Strategy with Cap.

Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed) and (ii) the time remaining during a Term. The time remaining during a Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is 365 days for a 1-year Term; 1,095 days for a 3-year Term; and 2,190 days for a 6-year Term. The proxy interest may be significantly different from current interest rates available on interest bearing investments.

Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix B

APPENDIX C – ANNUAL CONTRACT FEES CALCULATION EXAMPLES
Please note that these examples may differ from your actual results due to rounding.

ASSUMING YOU PURCHASE A CONTRACT WITH THE TRADITIONAL DEATH BENEFIT

You purchase a Contract with the Traditional Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 0.95% (0.25% product fee and a 0.70% rider fee for the Income Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the AZL Government Money Market Fund (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (0.95% ÷ 365) = $2.60

If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:

(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $2.60 = $231.64

On the next Quarterly Contract Anniversary we would deduct $231.64 from the Contract Value. We first account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily Contract fees for the next quarter on the next day as:

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (0.95% ÷ 365) = $2.64

If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (0.95% ÷ 365) = $3.03

If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:

(number of days in the current quarter) x (daily Contract fee amount), or:

(43 x $2.64) + (49 x $3.03) = $113.32 + $148.26 = $261.58

On the next Quarterly Contract Anniversary we would deduct $261.58 from the Contract Value after we account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.

ASSUMING YOU PURCHASE A CONTRACT WITH THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

You purchase a Contract with the Maximum Anniversary Value Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 1.15% (0.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the Maximum Anniversary Value Death Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the AZL Government Money Market Fund (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix C

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.15% ÷ 365) = $3.15

If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:

(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $3.15 = $280.41

On the next Quarterly Contract Anniversary we would deduct $280.41 from the Contract Value. We first account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals your take, and deductions we make for the total quarterly Contract fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily Contract fees for the next quarter on the next day as:

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (1.15% ÷ 365) = $3.19

If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (1.15% ÷ 365) = $3.66

If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:

(number of days in the current quarter) x (daily Contract fee amount), or:

(43 x $3.19) + (49 x $3.66) = $137.17 + $179.47 = $316.64

On the next Quarterly Contract Anniversary we would deduct $316.64 from the Contract Value after we account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix C

APPENDIX D – MATERIAL CONTRACT VARIATIONS BY STATE
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material State variations in the Contract are disclosed in this Appendix. If you would like more information regarding State specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.

MATERIAL STATE CONTRACT VARIATIONS

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Connecticut	Income Multiplier Benefit See section 10	This benefit is not available.
	Eligible Person(s) and Covered Person(s) See section 2	We do not remove a person as an Eligible Person(s) or Covered Person(s) following an assignment, ownership change, or Beneficiary Change.
Florida	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

Purchase Requirements See section 3
We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

	When Annuity Payments Begin See section 8	The earliest acceptable Annuity Date is one year after the Issue Date.
Hawaii	Income Multiplier Benefit See section 10	This benefit is not available.
Montana	Access to Your Money See section 7
If you take a partial withdrawal that reduces the Contract Value below $2,000, we contact you and give you the option of modifying your withdrawal request. If we cannot reach you within seven days of our receipt of your request in Good Order at our Service Center, we process your request as a full withdrawal.

New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
	Determining Life (Lives) See section 2	We allow civil union partners to be joint Determining Lives.
Eligible Person(s) and Covered Person(s) See section 2
We allow civil union partners to be joint Eligible Persons and joint Covered Persons. If at any time joint Eligible Persons or joint Covered Persons are no longer civil union partners you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you. If we receive notice after the Income Benefit Date, we will remove one former civil union partner from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Apppendix D

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
New Jersey (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

Purchase Requirements See section 3
The maximum total Purchase Payments that we can accept is $3 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

Pennsylvania	Income Multiplier Benefit See section 10
The requirement for staying in an eligible facility (a hospital, nursing facility, or assisted living facility) is at least 90 days provided each day of confinement is no more than 6 months after the previous day of confinement.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

	Access to Your Money See section 7	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
	Income Multiplier Benefit See section 10	To qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs on the Issue Date.
Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Apppendix D

APPENDIX E – VARIABLE INVESTMENT OPTION UNDER THE CONTRACT

[To be updated by amendment]

The following includes information about the AZL Government Money Market Fund. More information about the AZL Government Money Market Fund is available in the prospectus for the fund, which may be amended from time to time and can be found online at [     ]. You can also request this information at no cost by calling (800) 624-0197 or by sending an email request to [     ].

The current expenses and performance information below reflects fees and expenses of the AZL Government Money Market Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The AZL Government Money Market Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Variable Investment Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL Government Money Market Fund Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	[0.66]%[(1)]	%	%	%
(1)
The AZL Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Apppendix E

APPENDIX F – SELECTED FINANCIAL DATA AND STATUTORY FINANCIAL STATEMENTS

[To be updated by amendment]

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (FOR THE 12 MONTH PERIOD ENDED DECEMBER 31, 2021)

The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2022 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”

STATUTORY FINANCIAL STATEMENTS

The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in this Appendix F have been so included in reliance on the report of [   ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of [    ] is [    ].
                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022
Appendix F

FOR SERVICE OR MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at [  ]. You can also request this information at no cost by calling (800) 624-0197 or by sending an email request to [___].
The SEC maintains a website (www.sec.gov). The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

OUR SERVICE CENTER

If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.

To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:

To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis, MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Golden Valley, MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.

For general customer service by email, please use this address: Contact.Us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.

Until May 1, 2023, all dealers that effect transactions in these securities may be required to deliver a prospectus.

EDGAR Contract ID No.: C000228689

                     Allianz Index Advantage Income ADVSM Variable Annuity Prospectus –[MMDD], 2022

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ INDEX ADVANTAGE INCOME ADVSM VARIABLE ANNUITY CONTRACT

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT

Issued by

ALLIANZ LIFE® VARIABLE ACCOUNT B (the Separate Account) and

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Allianz Life, we, us, our)

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated [MMDD], 2022. Definitions of capitalized terms can be found in the glossary of the prospectus.

The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit [    ], or call or write us at:

Allianz Life Insurance Company of North America
P. O. Box 561
Minneapolis, MN 55440-0561
(800) 624-0197

Dated: [MMDD], 2022
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Allianz Life as Custodian	3
Non-Principal Risks of Investing in the Contract	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Federal Tax Status	3
Annuity Contracts in General	4
Taxation of Annuities in General	4
Qualified Contracts	4
Purchasing a Qualified Contract	5
Distributions – Qualified Contracts	6
Distributions – Non-Qualified Contracts	7
Required Distributions	8
Diversification	8
Owner Control	8
Contracts Owned by Non-Individuals	8
Annuity Purchases by Nonresident Aliens and Foreign Corporations	9
Income Tax Withholding	9
Multiple Contracts	9
Partial 1035 Exchanges	9
Assignments, Pledges and Gratuitous Transfers	9
Death Benefits	10
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)	10
Federal Estate Taxes	10
Generation-Skipping Transfer Tax	10
Foreign Tax Credits	10
Possible Tax Law Changes	10
Annuity Payments	11
Annuity Payment Options	11
Appendix A – Death of the Owner and/or Annuitant	12

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ALLIANZ LIFE AS CUSTODIAN

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks of investing in the Contract are disclosed in the prospectus.

LEGAL OPINIONS

Erik T. Nelson, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the contracts.

ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 705 retail broker/dealers to sell its contracts.

The contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.

As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately [58] broker-dealer firms and one insurance agency. These payments vary in amount. In 2021, the five firms receiving the largest payments, ranging from $[  ] to $[  ], are listed below.

Firm Name
[LPL Financial
Wells Fargo Advisors LLC – Wealth (ISG)
Royal Alliance
Wells Fargo Advisors LLC (PCG)
Woodbury Financial Services, Inc.]

ADMINISTRATIVE SERVICE FEES

Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 13, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:

Calendar Year	Total Paid to Tata

2019	$1,548,030
2020	$1,737,100
2021	[ ]

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FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). For a full withdrawal, the amount received that exceeds the Contract’s cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.

For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

QUALIFIED CONTRACTS

If you purchase the Contract as an IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Types of Qualified Contracts

We may issue the following types of Qualified Contracts.
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•
IRA. Section 408 of the Code permits eligible individuals to maintain IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

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•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

PURCHASING A QUALIFIED CONTRACT

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically
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consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;

4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);

5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

6)	distributions made on account of an IRS levy upon the Qualified Contract;

7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);

11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and

12)	distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000).

With respect to 12) above, a qualified birth or adoption distribution may be repaid in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun
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will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permitted corona-virus related distributions from Qualified Contracts and IRAs up to an aggregate amount of $100,000. This type of distribution was an exception to the 10% federal additional tax. To qualify for the distribution, generally you, your spouse, or dependent had to have been diagnosed with the virus, or you had to have been affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 72 (or age 70   1∕2 if you reached this age prior to January 1, 2020). Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 72 (or age 70  1∕2 if you reached this age prior to January 1, 2020) or retire.

Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 50% additional federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Income Payments are treated as partial withdrawals. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

Upon annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. Upon annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:

1)	paid on or after you reach age 59 1∕2;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.
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With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts, such as all distributions must be made to Beneficiaries by the end of the tenth year after the Owner's death, except for distributions made to certain eligible designated Beneficiaries. The available options for certain Beneficiaries of Qualified Contracts have changed due to the enactment of the SECURE Act at the end of 2019.

DIVERSIFICATION

Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all available variable investment options be managed by the investment advisers so that they comply with these diversification standards.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available variable investment options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase. We currently do not issue Contracts to nonresident aliens or foreign entities (such as corporations and trusts).

INCOME TAX WITHHOLDING

Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or

•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or
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her Contract Value and the Contract’s cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.

DEATH BENEFITS

Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.

SPOUSAL CONTINUATION AND THE FEDERAL DEFENSE OF MARRIAGE ACT (DOMA)

Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.

The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.

Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.
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ANNUITY PAYMENTS

We base Annuity Payments on the greater of Contract Value or Cash Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. The Contract Value or Cash Value you apply to Annuity Payments is placed in our general account. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.

•	Under Annuity Option A, the end of the guaranteed period.

•	Under Annuity Options B, F, and G, the death of the last surviving Annuitant.

•	Under Annuity Option C, the death of the Annuitant and the end of the guaranteed period.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.

Option A. Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years. If the Annuitant dies before the end of the guaranteed period, then we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s).

Option B. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your single Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the Annuitant, we will pay any remaining value to the named Beneficiary(s).

Option C - Life with Guaranteed Period of either 5 or 10 Years. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.

Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your joint Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(s).

Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
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APPENDIX A – DEATH OF THE OWNER AND/OR ANNUITANT
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

UPON THE DEATH OF A SOLE OWNER

Action if the Contract is in the Accumulation Phase
•
We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the Beneficiary is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun). For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.

•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse becomes the new Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun, they can only continue if the surviving spouse is a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not the Determining Life the Traditional Death Benefit or Maximum Anniversary Value Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase
•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option A or C, payments end when the guaranteed period ends.
–	Annuity Option B, F, or G, payments end. If Income Payments were converted to Annuity Payments under Annuity Option B or F, we will also pay any remaining value to the named Beneficiary(s).
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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UPON THE DEATH OF A JOINT OWNER

Action if the Contract is in the Accumulation Phase
•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
•
We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the surviving Joint Owner is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun). For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.

•	If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse/Joint Owner becomes the new sole Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun, they can only continue if the surviving spouse/Joint Owner is also a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse/Joint Owner’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Joint Owner was not a Determining Life the Traditional Death Benefit or Maximum Anniversary Value Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase
•	If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option A or C, payments end when the guaranteed period ends.
–	Annuity Option B, F, or G, payments end. If Income Payments were converted to Annuity Payments under Annuity Option B or F, we will also pay any remaining value to the named Beneficiary(s).
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT

Action if the Contract is in the Accumulation Phase
•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
•
If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner” table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant subject to our approval.

•
If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner” table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint Owner can name a new Annuitant subject to our approval.

•
If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we pay a death benefit as discussed in the “Upon the Death of a Sole Owner” table. NOTE: For non-individually owned Contracts, spousal continuation is only available if the Contract is Qualified, owned by a qualified plan or a custodian, and the surviving spouse is named as the primary beneficiary under the qualified plan or custodial account.

Action if the Contract is in the Annuity Phase
•	No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option A or C, payments end when the guaranteed period ends.
–	Annuity Option B, F, or G, payments end. If Income Payments were converted to Annuity Payments under Annuity Option B or F, we will also pay any remaining value to the named Beneficiary(s).
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new sole Owner.

•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT

•
Only Annuity Options F and G allow joint Annuitants. Under Annuity Options F and G, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. If Income Payments were converted to Annuity Payments under Annuity Option F, we will also pay any remaining value to the named Beneficiary(s).

•	No death benefit is payable.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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PART C – OTHER INFORMATION

ITEM 27. EXHIBITS
(a)	1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant's initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

	2.
Resolution of Board of Directors of the Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1. from Registrant's initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.

(b)	Not Applicable
(c)	1.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
(North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

	2.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	3.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from Registrant's initial filing on Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

(d)	1.	Individual Variable Annuity Contract L40538, incorporated by reference as exhibit 4(a) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	2.	Base Contract Schedule, S40875-IADV, incorporated by reference as exhibit 4(b)(i).a. from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	3.	Index Options Schedule, S40877, incorporated by reference as exhibit 4(b)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	4.
Index Performance Strategy Rider II,-S40903-IADV, incorporated by reference as exhibit 4(d)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	5.
Index Performance Strategy Rider III,-S40904-IADV, incorporated by reference as exhibit 4(d)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	6.
Index Protection Strategy Crediting Rider-S40879-01-IADV, incorporated by reference as exhibit 4(e)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	7.
Index Protection Strategy with Cap Rider-S40899-01-IADV, incorporated by reference as exhibit 4(e)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	8.
Index Guard Strategy Crediting Rider-S40889-02-IADV, incorporated by reference as exhibit 4(f) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	9.
Index Precision Strategy Crediting Rider, S40891-01-IADV, incorporated by reference as exhibit 4(g) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	10.	Income Benefit Rider, S40901-02-IADV, incorporated by reference as exhibit 4(h)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	11.
Income Benefit Rider Schedule, S40902-01-IADV, incorporated by reference as exhibit 4(h)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	12.	Traditional Death Benefit Rider, S40880-IADV, incorporated by reference as exhibit 4(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
13.
Maximum Anniversary Death Benefit Rider- S40897-IADV, incorporated by reference as exhibit 4(j)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

14.
Maximum Anniversary Death Benefit Rider Schedule- S40898-IADV, incorporated by reference as exhibit 4(j)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

	15.	Income Multiplier Benefit Rider, S40905, incorporated by reference as exhibit 4(k)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
16.
Income Multiplier Benefit Rider Schedule, S40906, incorporated by reference as exhibit 4(k)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

17.
Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

18.
Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

19.
IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

20.
Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

21.
Pension Plan and Profit Sharing Plan Endorsement-S20205 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

(e)	1.
Application for Individual Variable Annuity Contract – ICC21-IAI-APP-ADV incorporated by reference as exhibit 4(c) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.

(f)	1.
The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

2.
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(g)	Not Applicable
(h)	Not Applicable
(i)	Not Applicable
(j)	Not Applicable
(k)**	Opinion and Consent of Counsel, to be filed by amendment.
(l)**	Consent of Independent Registered Public Accounting Firms, to be filed by amendment.
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)
1.                        Powers of Attorney, incorporated by reference as exhibit 24(c) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
2.*                 Powers of Attorney, Jasmine Jirele, filed herewith.

*	Filed herewith
**	To be filed by amendment

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Jasmine M. Jirele	Director, Board Chair, President, and Chief Executive Officer
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, General Counsel, and Secretary
Todd M. Hedtke	Senior Vice President, Chief Investment Officer
Catherine A. Mahone	Senior Vice President, Chief Administrative Officer
Brent M. Hipsher	Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Senior Vice President, Chief Human Resources Officer
Susan M. Sachatello	Senior Vice President, Chief Growth Officer
Walter White	Director and Senior Advisor
Udo Frank 47628 Todd Eymann Road Miramonte, CA 93641	Director
Kevin E. Walker 6019 W Double Green Lane Marana, AZ 85658	Director
Anna Sophie Herken Allianz Asset Management GmbH Seidlstrasse 24-24a Munich, Germany 80335	Director
Howard E. Woolley 610 Brookes Ridge Court Bethesda, MD 20816	Director
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Post-Effective Amendment No. 22 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 15th, 2021.
ITEM 30. INDEMNIFICATION
Indemnification provision, as required by the ’33 Act, Rule 484
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;

	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Corey Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
Catherine A. Mahone	Governor
William E. Gaumond	Governor
Brent M. Hipsher	Chief Financial Officer and Treasurer
Matthew C. Dian	Vice President, Chief Compliance Officer
Heather L. Kelly	Executive Vice President, Head of Advisory & Strategic Accounts
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Nicole D. Van Walbeek	Assistant Secretary

For the period 1-1-2020 to 12-31-2020
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$319,676,842.37	$0	$0	$0

The $319,676,842.37 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 32. MANAGEMENT SERVICES
Not Applicable

ITEM 33. FEE REPRESENTATION
Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(a) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 16th day of November, 2021.
ALLIANZ LIFE VARIABLE ACCOUNT B
(Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)
By: /s/ ERIK T. NELSON
Erik T. Nelson
Associate General Counsel, Senior Counsel
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)
By: JASMINE M. JIRELE (1)
Jasmine M. Jirele
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 16th day of November, 2021.
Signature	Title
Jasmine M. Jirele (1)	Director, Board Chair, President & Chief Executive Officer
William E. Gaumond(1)	Director, Senior Vice President, Chief Financial Officer and Treasurer (principal accounting officer)
Howard E. Woolley(1)	Director
Udo Frank(1)	Director
Kevin E. Walker(1) Anna Sophia Herken(1)	Director Director
Walter White	Director, Senior Advisor
(1)	By Power of Attorney filed as Exhibit 27(p) to this Registration Statement.

By: /s/ ERIK T. NELSON
Erik T. Nelson
Associate General Counsel, Senior Counsel

EXHIBITS TO
POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM N-4
(FILE NOS. 333-255394 AND 811-05618)
 ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
EX-99.27(p)(2).	Power of Attorney, Jasmine Jirele